UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07142

HIGHLAND FUNDS II

(Exact name of registrant as specified in charter)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (877) 665-1287

Date of fiscal year end: September 30

Date of reporting period: September 30, 2016

Item 1. Reports to Stockholders.

A copy of the Annual Report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

Highland Funds II

Highland Global Allocation Fund

Highland Premier Growth Equity Fund

Highland Small-Cap Equity Fund

Highland Total Return Fund

Highland Tax-Exempt Fund

Highland Fixed Income Fund

Annual Report

September 30, 2016

Highland Funds II

Highland Global Allocation Fund

Highland Premier Growth Equity Fund

Highland Small-Cap Equity Fund

Highland Total Return Fund

Highland Tax-Exempt Fund

Highland Fixed Income Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

NOTES TO PERFORMANCE (unaudited)

September 30, 2016

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses. Total returns for Class A shares are shown for both with and without the imposition of the maximum applicable front-end sales charge, and the total returns for Class C shares are shown for both with and without the imposition of the maximum applicable contingent deferred sales charge (CDSC). Information on the maximum front-end sales charge and CDSC for each class of each Fund can be found in Note 1 of the Notes to Financial Statements in this report.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Periods less than one year are not annualized. Please call toll-free 1-877-665-1287 or visit the Fund’s website at www.highlandfunds.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The FTSE All-World Index is a market-capitalisation weighted index representing the performance of the large and mid cap stocks from the FTSE Global Equity Index Series and covers 90-95% of the investable market capitalisation. The index covers Developed and Emerging markets and is suitable as the basis for investment products, such as funds, derivatives and exchange-traded funds.

The S&P® 500 Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock U.S. market performance. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately

1000 of the largest securities based on a combination of their market cap and current index membership. The

Russell 2000® Index is a market capitalization-weighted index consisting of approximately 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000® Index.

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Barclays Capital 10-Year Municipal Bond Index is an unmanaged index composed of investment-grade, fixed rate securities with maturities of at least eight years and less than twelve years.

The above indices/measures do not reflect the actual cost of investing in the instruments that comprise each index. Indexes are unmanaged and unlike a mutual fund, does not take into account fees, charges and taxes. It is not possible to invest in an index.

The peer universe of the underlying funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown.

Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2010 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in presentation thereof.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2016	Highland Global Allocation Fund

Performance Review

For the twelve months ended September 30, 2016, the Highland Global Allocation Fund (the “Fund”) returned 9.74% for Class A shares, 8.85% for Class C shares, and 9.91% for Class Y shares, outperforming its Morningstar World Allocation peer group, which returned 8.29% during the period. Over the same period, the S&P 500 index returned 15.43% and the FTSE All World index returned 12.61%.

Manager Discussion

While returns for most equity and debt markets ended the last twelve months in positive territory, it was a volatile roller coaster ride to get there. The same was true for the Highland Global Allocation Fund. The Fund experienced significant volatility during the first half of the year as it faced notable headwinds, including the continued nose dive in energy prices and sell-off across credit markets. The S&P 500 experienced its worst ever start to a calendar year, finding itself down 10.5% through February 11th, before pulling off one of the most impressive reversals since the great depression. The Fund followed a similar return profile to start 2016, falling significantly during this risk-off move before rallying approximately 24% through the end of March and 50% through September.

In accordance with our investment philosophy, we maintained larger position sizes in our highest conviction names and themes during the period. The Fund experienced meaningful outflows over the period, but portfolio turnover remained low as we maintained our level of conviction in our top themes believing that the significant upside remained. The Fund’s largest investment themes made up over 60% of the portfolio and are indicative of our contrarian, deep value philosophy. Overall, the Fund experienced mixed performance from its top themes. Below is insight on the portfolio’s top themes during the year and how they impacted the Fund’s performance.

Texas Competitive Electric Holdings (“TXU”)

TXU, what we consider to be the top electricity asset in Texas and the United States, ended the year as the largest position in the Fund. For background, Texas Competitive Electric Holdings (TXU) owns the largest power generation fleet in Texas (Luminant) and the second largest power retailer in the state (TXU Energy). Despite several fundamental and process-related tailwinds for the company, the Fund’s senior debt position in TXU sold-off approximately 24% during the year. The position initially sold-off as a result of its association with other commodity-oriented/energy exposed names, as well as the decline in spot natural gas prices. We believed the association with other commodity/energy exposed companies was misplaced, as the company’s fundamentals are relatively insulated from those that drove headlines, namely oil prices and fears of a slowdown in China. But despite oil prices rebounding later in the year, the position failed to move up due to several technical factors and headline risks surrounding the company’s emergence from bankruptcy. Ultimately, the company’s alternative plan of reorganization was approved, leading to an imminent emergence from bankruptcy. Our belief is that the restructuring exercise combined with new management will put the company in a healthy, strategic position to grow and provide value to investors moving forward. We continue to believe that our position is mispriced, and we maintain our thesis in the long-term recovery of this position and company over the next several years.

Energy MLPs

The last twelve months was a tale of two halves for the Fund’s second largest investment theme. Within the first few months of the year, global oil prices fell another 38%, bottoming around $33.89 per barrel through late January. The Alerian MLP Index fell 31% over the same period. Our view was that these low prices were not viable over the long-term, and as prices moved back towards equilibrium, MLPs would see a significant recovery. As global oil prices rebounded 48% from their January lows through the end of the year, the MLP index returned 50%. With this reflation, the Fund’s allocation to large, diversified, midstream MLPs was one of the top contributors to the Fund’s total return during the period. While some uncertainty remains, we believe that we are in the process of experiencing the long-awaited inventory normalization. As commodity prices stabilize at higher levels, we believe the call on U.S. shale will become more evident and will support continued strength in MLPs as volume growth resumes. In addition to an improving pricing environment, underlying fundamentals are improving as well. As previously mentioned, the Fund remains focused on larger, diversified MLPs that provide defensible business models and distribution yields that we expect to be sustainable. Energy MLPs remain a defensive way to play the continued healing process in energy markets, especially given their current yield attributes in a world starved for income.

Crude Oil

Going back to early 2015, we believed the sell-off in crude would begin to normalize leading to an eventual recovery in oil prices. At that time, we made a large allocation to MLPs as a safer way to play an energy recovery (see above for our current view on MLPs), however we didn’t make a direct investment in crude as the oil market technicals and fundamentals were uncertain and we believed the risk was too high. With patience, we waited for the right entry point for crude which came this

2	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2016	Highland Global Allocation Fund

past February when oil was trading below $30/barrel. We purchased crude futures and quickly realized gains trimming the position along the way up as oil moved as high as $42 in a matter of weeks before retreating to $38.34 by the end of March. This was a significant, tactical, and short-lived investment for the Fund. Timing was very good on both the entry and partial exit on this trade with a closely coordinated analysis of the technical and fundamental indicators which contributed positively to the significant upswing of the Fund in February and March.

Argentina

The Fund’s position in Argentine sovereign debt has been one of its largest and best performing investments for over two years. Over the last year, the bonds traded up between 22-23%, outpacing the Bloomberg USD Emerging Market Sovereign Bond Index which returned nearly 15% over the same period. With such sustained, strong performance, the Fund was able to realize gains as we cut our position from 15% to 5% over the last year. A lot has changed for Argentina over the last year. First, they elected the former mayor of Buenos Aires and pro-business, Mauricio Macri, as the country’s new President. His free-market policies have so far been well received by investors. Since taking office, he has moved swiftly to reform the country’s struggling economy by reversing many protectionist policies while also avoiding social unrest from its citizens. More importantly, he was able to negotiate an agreement with holdout creditors related to the country’s 2001 debt default allowing it to regain access to global capital markets. Shortly thereafter the country successfully raised $16 billion in new debt, the largest emerging market debt issuance ever after receiving over $70 billion of investor interest. To spur growth, Argentina expects to widen its fiscal deficit to 4.2% GDP in 2017. We believe the Macri-led government’s commitment of investing in infrastructure, natural resource production, social security, and other areas will help to lead growth and substantial foreign investment.

Collateralized Loan Obligations (“CLOs”)

The Fund’s allocation to collateralized loan obligations (CLOs), one of the largest allocations in the Fund over the last year, both contributed and detracted from the portfolio’s performance due to swings in volatility within the asset class. CLO prices were driven lower during the first half of the year due to macro-driven technical selling pressures within below investment grade credit instruments. However, when commodity prices and below investment grade credit markets rebounded roughly mid-way through the year, CLO valuations were driven higher to more closely reflect our fundamental views on the asset class. While we have seen meaningful appreciation in most areas of our CLO portfolio, we believe there is additional upside return potential for the asset class while continuing to provide stable income for the Fund.

Terrestar

Wireless spectrum is an intriguing hard asset with rational and attractive supply/demand dynamics. There are close to 380 million wireless subscriptions in the U.S. with over 230 million of them related to data-hungry smartphones. By 2019, projections show that mobile data traffic, caused in no small part by smartphones, will have increased 7 times compared to 2014 volumes. As a result, the U.S. will need over 50% more licensed broadband spectrum than what is currently out there to keep our wireless networks working smoothly. The Fund has been able to access this market through an investment in Terrestar, a privately held nationwide licensee of wireless spectrum. One of the Fund’s highest conviction, long-term investments, Terrestar ended the year as a 13% allocation within the portfolio. Our private equity and debt position was up approximately 3% during the year with very little volatility. Our long-term investment thesis remains intact, of seeking to provide very limited downside with very large upside, as we continue to see supply/demand dynamics pressured by technological and generational changes to data consumption. This makes, in our opinion, Terrestar a very attractive, unique long-term investment with an eventual strategic partnership or exit from the position over the next 2-5 years.

Conclusion

Given the portfolio’s high conviction approach and focus on identifying undervalued investments, its objective is to seek long-term growth of capital and future income. Our continued rigorous risk management and understanding of these high-conviction positions allows us to maintain confidence and patience to potentially realize above average returns. Remember, this type of capital appreciation oriented investing often requires a longer term investment outlook. As such, investors should be comfortable taking a longer term view amid periods of short-term volatility. We continue to believe there is substantial upside potential in the Fund’s portfolio.

Annual Report	3

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2016	Highland Global Allocation Fund

Highland Global Allocation Fund - Class A

Growth of Hypothetical $10,000 Investment

Highland Global Allocation Fund	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A Shares, without sales charge	9.74%	11.16%	4.97%	7.92%	09/08/93
Class A Shares, with sales charge	3.42%	9.85%	4.35%	7.64%
Class C Shares, without sales charge	8.85%	10.32%	4.19%	3.63%	09/30/99
Class C Shares, with sales charge	7.86%	10.32%	4.19%	3.63%
Class Y Shares	9.91%	11.44%	5.32%	5.86%	01/05/98

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s financial highlights was as follows: Class A: 1.36%, Class C: 2.11%, and Class Y: 1.11%.

See Notes to Performance on page 1 for more information.

Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. The Fund invests in value stocks which involve the risk of investing in securities that are undervalued and may not realize their full potential. The Fund also invests in growth stocks that may be more volatile because they are more sensitive to market conditions. The Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences. The Fund’s investments in derivatives may involve more volatility and less liquidity because of the risk that an investment may not correlate to the performance of the underlying securities.

Mutual fund investing involves risk including the possible loss of principal.

4	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2016	Highland Premier Growth Equity Fund

Performance Overview

For the twelve-month period ended September 30, 2016, the Highland Premier Growth Equity Fund (the “Fund”) returned 14.84% for Class A shares, 13.98% for Class C shares and 15.12% for Class Y shares. The Fund’s benchmarks, the S&P 500 Index and the Russell 1000 Growth Index returned 15.43% and 13.76%, respectively, and the Fund’s Morningstar peer group, the Large Growth Category, returned 10.46% over the same period.

Manager’s Discussion

Effective February 1, 2016, James Dondero and Michael Gregory of Highland Capital Management Fund Advisors, L.P. took over portfolio management responsibilities, replacing David Carlson of GE Asset Management Incorporated, the former sub-adviser to the Fund. Since the new portfolio management team began actively managing the Fund, the Fund has outperformed the Large Growth Category. The Fund and the Large Growth Category returned 14.15% and 11.40%, respectively, from February 1, 2016 through September 30, 2016.

The Fund’s top performing investment theme during the year was healthcare with subsectors such as medical equipment and biotechnology generating healthy gains as the Fund saw a nice bounce back in the healthcare sector from the mid-February trough. Information technology and consumer discretionary also performed well during the past twelve months. Names such as Amazon, S&P Global, and Facebook provided the Fund additional upside. Amazon continued to post impressive top line numbers and show steady organic growth across multiple segments at S&P Global while Facebook is increasingly garnering a substantial portion of the mobile ad revenue market share. The Fund utilized hedging through individual securities and options on market indexes as a way to reduce volatility and, as the Fund moved up during the period, the hedge book was a detractor to performance over the period. The Fund saw an increase in portfolio turnover, increasing from 18% to 77%. The increase in turnover was primarily due to the change in portfolio management and portfolio repositioning.

Over the past 20 years, Highland Capital Management, L.P. (“Highland”) has been known as one of the industry’s largest and most experienced global alternative credit managers, however, Highland also offers alternative investment strategies across multiple asset classes. As of September 2016, approximately one fifth of the $15.4 billion of assets managed by Highland and its affiliates, or $3 billion, were held in equities. The composition of the equity portfolio has a meaningful exposure to large cap companies. Highland has numerous senior investment personnel with significant equity research specialization, including within the healthcare and long/short equity teams.

James Dondero, CPA, CMA, CFA is co-founder and President of Highland Capital Management, L.P. He is the senior portfolio manager of the Highland Energy MLP Fund, the Highland Global Allocation Fund, the Highland Small-Cap Equity Fund, and the Highland Premier Growth Equity Fund. Mr. Dondero has over 30 years of experience in the credit markets. Prior to founding Highland in 1993, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes mortgage-backed securities, investment grade corporates, leveraged bank loans, high yield bonds, emerging market debt, derivatives, preferred stocks and common stocks. From 1985 to 1989, Mr. Dondero managed approximately $1 billion in fixed income funds for American Express. Prior to American Express, he completed the financial training program at JP Morgan. Mr. Dondero received a BS in Commerce (Accounting and Finance) from the University of Virginia. He is a Certified Public Accountant, a Certified Managerial Accountant, and has earned the right to use the Chartered Financial Analyst designation. Mr. Dondero currently serves as Chairman of the Board for CCS Medical, NexPoint Residential Trust, Inc., Cornerstone Healthcare Group Holdings and NexBank, and serves on the Board of Directors of Southern Methodist University Cox School of Business, American Banknote Corporation, Jernigan Capital, Inc. and Metro-Goldwyn-Mayer.

Mr. Gregory is a CIO and Global Head of Highland Alternative Investors at Highland Capital Management Fund Advisors, L.P in addition to his positions as Managing Director and Head of Healthcare Credit and Healthcare Long/Short Equity investment strategies. In 2006, he founded Cummings Bay Healthcare Fund, a healthcare hedge fund that is currently in the seventh year of operations and became an affiliate of Highland in 2010. Mr. Gregory also worked as a Partner at Sands Point Capital Management LLC, managing a dedicated healthcare equity hedge fund. He holds an MBA from the Yale School of Management, having completed a highly specialized joint program in healthcare within the Yale Schools of Medicine, Management and Public Policy. He holds a BS in Economics from the University of Pennsylvania, Wharton School of Business. He is a Fellow of the Royal Society of Medicine, lecturer at Yale University, and frequent guest on CNBC, Fox Business and Morningstar.

Annual Report	5

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2016	Highland Premier Growth Equity Fund

Highland Premier Growth Equity Fund - Class A

Growth of Hypothetical $10,000 Investment

Highland Premier Growth Equity Fund	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A Shares, without sales charge	14.84%	16.97%	8.02%	8.28%	12/31/96
Class A Shares, with sales charge	8.25%	15.59%	7.38%	7.95%
Class C Shares, without sales charge	13.98%	16.10%	7.21%	4.76%	09/30/99
Class C Shares, with sales charge	12.98%	16.10%	7.21%	4.76%
Class Y Shares	15.12%	17.26%	8.29%	8.55%	12/31/96

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s financial highlights was as follows: Class A: 1.28%, Class C: 2.03%, and Class Y: 1.03%.

See Notes to Performance on page 1 for more information.

Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. The Fund invests in growth stocks that may be more volatile because they are more sensitive to market conditions. The Fund invests in mid-cap companies which may entail greater risks and less liquidity due to narrower product lines and more limited resources than larger companies. The Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences. The Fund’s investments in derivatives may involve more volatility and less liquidity because of the risk that an investment may not correlate to the performance of the underlying securities.

Mutual fund investing involves risk including the possible loss of principal.

6	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2016	Highland Small-Cap Equity Fund

Performance Overview

For the twelve-month period ended September 30, 2016, the Highland Small Cap Equity Fund (the “Fund”) returned 25.87% for Class A shares, 24.90% for Class C shares and 26.17% for Class Y shares. The Fund significantly outperformed the Russell 2000® Index, the Fund’s benchmark, which returned 15.47% and significantly outperformed the Fund’s Morningstar peer group, the Small Growth Category, which returned 10.47% for the same period. The Fund was in the top percentile out of Morningstar’s Small Growth Category, outperforming 99% of all funds in the category

Manager’s Discussion

The Fund’s top investment themes during the year were healthcare, energy, and real estate investment trusts (REITs). Energy and healthcare investments were the top performance drivers during the year. Most notably, the Fund’s MLP exposure provided the largest boost to the Fund’s performance. Broadly speaking, the Alerian MLP Index returned 12.74% over the course of the past year and is up 61.40% since oil prices rebounded off their sub $30/barrel lows in February. The Fund’s healthcare exposure created additional gains in the portfolio as the Fund saw a significant rebound in the overall healthcare space from the February lows. Names such as Relypsa and Coherus Biosciences were a few of the clear winners from the Fund’s healthcare investments. The Fund’s largest detractor was the Consumer Discretionary investment bucket where the Fund witnessed some softness in names like SeaWorld and Weight Watchers.

Annual Report	7

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2016	Highland Small-Cap Equity Fund

Highland Small-Cap Equity Fund - Class A

Growth of Hypothetical $10,000 Investment

Highland Small-Cap Equity Fund	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A Shares, without sales charge	25.87%	16.05%	7.81%	10.06%	09/30/98
Class A Shares, with sales charge	18.64%	14.69%	7.17%	9.70%
Class C Shares, without sales charge	24.90%	15.18%	6.99%	8.56%	09/30/99
Class C Shares, with sales charge	23.90%	15.18%	6.99%	8.56%
Class Y Shares	26.17%	16.34%	8.09%	10.34%	09/30/98

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s financial highlights was as follows: Class A: 2.02%, Class C: 2.77% and Class Y: 1.77%.

See Notes to Performance on page 1 for more information.

Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. The Fund invests in small-capitalization companies which may entail greater risks and less liquidity due to limited product lines and fewer resources than larger companies. The Fund also invests in growth stocks that may be more volatile because they are more sensitive to market conditions. The Fund also invests in value stocks which involve the risk of investing in securities that are undervalued and may not realize their full potential. The Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences. The Fund’s investments in derivatives may involve more volatility and less liquidity because of the risk that an investment may not correlate to the performance of the underlying securities.

Mutual fund investing involves risk including the possible loss of principal.

8	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2016	Highland Total Return Fund

Performance Overview

For the twelve-month period ended September 30, 2016, the Highland Total Return Fund (the “Fund”) returned 11.88% for Class A shares, 11.03% for Class C shares and 12.14% for Class Y shares. The Fund’s benchmarks, the Barclays Capital US Aggregate Bond Index and the S&P 500 Index returned 5.19% and 15.43%, respectively, and the Fund’s Morningstar peer group, US Open End Allocation—50% to 70% Equity Category, returned 9.07% over the same period.

Manager’s Discussion

Market conditions were tolerable in our reported fiscal year. A selloff in the first two months of the year proved to be an opportune time to add to our positions which benefitted the Fund as markets recovered.

The performance drivers for the Fund included the acquisition of DreamWorks and the normalization of the gaming market for Wynn Resorts. Negatively, our industry exposure to media and biotech held back performance.

In order to drive value, First Foundation Advisers, the sub-adviser for the Fund, agreed to join the board of one of the Fund’s portfolio companies, PICO Holdings. Since joining, the market has pushed up the price of those shares as the investment case has been enhanced, governance improved and cash flows de-risked. At an asset allocation level, with growing market valuations, we took the opportunity to add to the Fund’s cash position and short term securities.

Annual Report	9

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2016	Highland Total Return Fund

Highland Total Return Fund - Class A

Growth of Hypothetical $10,000 Investment

Highland Total Return Fund	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A Shares, without sales charge	11.88%	8.38%	4.01%	6.80%	02/22/93
Class A Shares, with sales charge	5.45%	7.11%	3.40%	6.53%
Class C Shares, without sales charge	11.03%	7.57%	3.23%	3.81%	09/30/99
Class C Shares, with sales charge	10.05%	7.57%	3.23%	3.81%
Class Y Shares	12.14%	8.65%	4.26%	6.99%	11/29/93

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s financial highlights was as follows: Class A: 1.15%, Class C: 1.90% and Class Y: 0.90%.

See Notes to Performance on page 1 for more information.

Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit risk, interest rate and prepayment risk. As interest rates rise, the value of bonds will decline and an investor can lose principal. The Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences. The Fund may also invest in small and mid-cap companies, derivatives and high yield debt (also known as junk bonds) which involves significant risks and losses may occur.

Mutual fund investing involves risk including the possible loss of principal.

10	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2016	Highland Tax-Exempt Fund

Performance Overview

For the twelve-month period ended September 30, 2016, the Highland Tax-Exempt Fund (the “Fund”) returned 3.85% for Class A shares, 3.01% for Class C shares and 4.03% for Class Y shares. The Fund’s benchmark, the Barclays Capital 10-year Municipal Bond Index, returned 6.02%, and the Fund’s Morningstar peer group, US Open End Muni National Intermediate Category, returned 4.80%, for the same period.

Manager’s Discussion

The Fund has been positioned for rising interest rates and has a duration of 4.45 years versus the Barclays Capital 10-year Municipal Bond Index duration of 5.78 years.

The Fund’s holdings with maturities longer than 10 years benefitted from a sharp drop in the yield curve and contributed most to the performance of the Fund.

There were no significant changes to the Fund during the period from September 30, 2015 to September 30, 2016.

Annual Report	11

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2016	Highland Tax-Exempt Fund

Highland Tax-Exempt Fund - Class A

Growth of Hypothetical $10,000 Investment

Highland Tax-Exempt Fund	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A Shares, without sales charge	3.85%	3.16%	3.59%	4.15%	09/08/93
Class A Shares, with sales charge	-0.56%	2.26%	3.14%	3.96%
Class C Shares, without sales charge	3.01%	2.38%	2.82%	3.31%	09/30/99
Class C Shares, with sales charge	2.02%	2.38%	2.82%	3.31%
Class Y Shares	4.03%	3.40%	3.84%	4.40%	09/26/97

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 4.25% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s financial highlights was as follows: Class A: 1.11%, Class C: 1.86% and Class Y: 0.86%.

A portion of the Tax-Exempt Fund’s income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

See Notes to Performance on page 1 for more information.

The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit risk, interest rate and prepayment risk. As interest rates rise, the value of bonds will decline and an investor can lose principal. The Fund invests in municipal securities which may be affected by adverse legislative or political changes of the municipality. The Fund’s income may be subject to certain state and local taxes and depending on an investor’s status, to the federal alternative minimum tax (AMT).

Mutual fund investing involves risk including the possible loss of principal.

12	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2016	Highland Fixed Income Fund

Performance Overview

For the twelve-month period ended September 30, 2016, the Highland Fixed Income (the “Fund”) returned 6.72% for Class A shares, 5.92% for Class C shares and 6.99% for Class Y shares. The Fund’s benchmark, the Barclays Capital US Aggregate Bond Index returned 5.19%, and the Fund’s Morningstar peer group, the Intermediate Term Bond Category, returned 5.27% over the same period.

Manager’s Discussion

The Fund benefitted from the tightening of credit spreads — both investment grade and high yield for the past 6 months. Additionally, the investments in publicly traded real estate investment trusts and closed end funds outperformed the broad market. The Fund has been positioned for rising interest rates and has duration of 3.27 years versus the Barclays Aggregate Index of 5.51 years.

The positive factors in the portfolio were our real estate investment trust holdings, the closed end funds, corporate bonds and taxable municipal bonds all contributed to the outperformance of the fund versus the benchmark.

The Fund continues to reduce the number of legacy holdings in the portfolio.

Annual Report	13

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2016	Highland Fixed Income Fund

Highland Fixed Income Fund - Class A

Growth of Hypothetical $10,000 Investment

Highland Fixed Income Fund	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A Shares, without sales charge	6.72%	3.00%	4.11%	4.90%	02/22/93
Class A Shares, with sales charge	2.17%	2.11%	3.65%	4.71%
Class C Shares, without sales charge	5.92%	2.24%	3.33%	3.88%	09/30/99
Class C Shares, with sales charge	4.92%	2.24%	3.33%	3.88%
Class Y Shares	6.99%	3.28%	4.36%	5.11%	11/29/93

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 4.25% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s financial highlights was as follows: Class A: 0.91%, Class C: 1.66% and Class Y: 0.66%.

See Notes to Performance on page 1 for more information.

The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit risk, interest rate and prepayment risk. As interest rates rise, the value of bonds will decline and an investor can lose principal. The fund may invest in derivatives, high yield debt (also known as junk bonds) and mortgage backed securities which involve significant risks and losses may occur. The Fund may also invest in foreign and emerging market securities which include risks relating to social and political stability, market illiquidity and currency volatility.

Mutual fund investing involves risk including the possible loss of principal.

14	Annual Report

FUND PROFILE (unaudited)

Highland Global Allocation Fund

Objective

Highland Global Allocation Fund seeks to provide long-term growth of capital and future income. (Future income means the ability to pay dividends in the future.)

Net Assets as of September 30, 2016

$926.0 Million

Portfolio Data as of September 30, 2016

The information below provides a snapshot of Highland Global Allocation Fund at the end of the reporting period. Highland Global Allocation Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sector Classifications as of 09/30/2016 (%)(1)
Non-U.S. Master Limited Partnerships	27.0
U.S. Senior Loans	22.6
U.S. Equity	21.1
Non-U.S. Asset-Backed Securities	17.1
Non-U.S. Senior Loans	9.8
Non-U.S. Government Bonds	5.8
Non-U.S. Equity	3.3
U.S. Corporate Bonds & Notes	3.1
Non-U.S. Corporate Bonds & Notes	2.8
U.S. Registered Investment Companies	1.4
Non-U.S. Investment Companies	0.4
U.S. Purchased Call Options	0.4
U.S. Purchased Put Options	0.4
Non-U.S. Purchased Call Options	0.1
Non-U.S. Purchased Put Options	0.1
Non-U.S. Warrants	0.0 †
U.S. Exchange-Traded Funds	(0.4)
Other Investments and Assets & Liabilities(2)	(15.0)

Top 10 Holdings as of 09/30/2016 (%)(1)(3)
Texas Competitive Electric Holdings Co. LLC 5.00%, 10/10/17 (U.S. Senior Loans)	14.8
TerreStar Corporation (U.S. Equity)	10.4
Argentine Republic Government International Bond 2.50%, 12/31/38 (Non-U.S. Government Bonds)	4.8
TerreStar Corporation 11.00%, 02/27/20 (U.S. Senior Loans)	4.5
Plains GP Holdings LP (Non-U.S. Master Limited Partnerships)	3.4
Westchester CLO, Ltd. 1.61%, 08/01/22 (Non-U.S. Asset-Backed Securities)	3.2
Enterprise Products Partners LP (Non-U.S. Master Limited Partnerships)	3.1
Targa Resources Corp. (Non-U.S. Master Limited Partnerships)	3.0
Patterson Cos., Inc. (U.S. Equity)	2.7
MPLX LP (Non-U.S. Master Limited Partnerships)	2.7

(1)	Asset classifications and holdings are calculated as a percentage of total net assets and net of long and short positions.

(2)	Includes the Fund’s investments of cash collateral received in connection with securities lending in the amount of $3,278,235.

(3)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending and cash equivalent investments.

†	Less than 0.05%.

Annual Report	15

FUND PROFILE (unaudited)

Highland Premier Growth Equity Fund

Objective

Highland Premier Growth Equity Fund seeks long-term growth of capital and future income rather than current income.

Net Assets as of September 30, 2016

$175.2 million

Portfolio Data as of September 30, 2016

The information below provides a snapshot of Highland Premier Growth Equity Fund at the end of the reporting period. Highland Premier Growth Equity Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Industry Classifications as of 09/30/2016 (%)(1)
Software & Services	23.3
Diversified Financials	17.1
Media	13.0
Retailing	8.2
Pharmaceuticals, Biotechnology & Life Sciences	6.8
Food, Beverage & Tobacco	6.6
Real Estate	5.8
Healthcare Equipment & Services	5.6
Technology Hardware & Equipment	3.2
Energy	3.2
Capital Goods	2.3
Materials	2.2
Semiconductors & Semiconductor Equipment	2.1
Registered Investment Companies	2.0
Transportation	1.5
Purchased Options	1.2
Household & Personal Products	0.2
Other Investments and Assets and Liabilities(2)	(4.3)

Top 10 Holdings as of 09/30/2016 (%)(1)(3)
Visa, Inc. (Common Stocks)	6.3
Amazon.com, Inc. (Common Stocks)	5.7
S&P Global, Inc. (Common Stocks)	5.3
Facebook, Inc. (Common Stocks)	5.1
Comcast Corp. (Common Stocks)	5.1
CME Group, Inc. (Common Stocks)	4.9
Alphabet, Inc. (Common Stocks)	4.9
PepsiCo, Inc. (Common Stocks)	4.6
Minerva Neurosciences, Inc. (Common Stocks)	4.4
American Tower Corp. (Common Stocks)	4.0

(1)	Industries and holdings are calculated as a percentage of total net assets.

(2)	Includes the Fund’s investments of cash collateral received in connection with securities lending in the amount of $10,272,491.

(3)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending and cash equivalent investments.

16	Annual Report

FUND PROFILE (unaudited)

Highland Small-Cap Equity Fund

Objective

Highland Small-Cap Equity Fund seeks long-term growth of capital.

Net Assets as of September 30, 2016

$47.3 Million

Portfolio Data as of September 30, 2016

The information below provides a snapshot of Highland Small-Cap Equity Fund at the end of the reporting period. Highland Small-Cap Equity Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Industry Classifications as of 09/30/2016 (%)(1)
Energy	23.9
Pharmaceuticals, Biotechnology & Life Sciences	23.7
Real Estate	16.2
Healthcare Equipment & Services	8.6
Diversified Financials	7.4
Consumer Services	7.2
Utilities	5.1
Software & Services	5.0
Materials	3.5
Banks	2.8
Other Investments and Assets & Liabilities(2)	(3.4)

Top 10 Holdings as of 09/30/2016 (%)(1)(3)
Energy Transfer Equity LP (Master Limited Partnerships)	5.7
Independence Realty Trust, Inc. (Common Stocks)	5.4
Ultragenyx Pharmaceutical, Inc. (Common Stocks)	4.5
Jernigan Capital, Inc. (Common Stocks)	4.4
RAIT Financial Trust (Common Stocks)	3.5
Patterson Cos., Inc. (Common Stocks)	3.4
Pacira Pharmaceuticals, Inc. (Common Stocks)	3.3
Fortress Investment Group LLC (Master Limited Partnerships)	3.1
Western Gas Equity Partners LP (Master Limited Partnerships)	3.0
Dynagas LNG Partners LP (Master Limited Partnerships)	2.9

(1)	Industries and holdings are calculated as a percentage of total net assets.

(2)	Includes the Fund’s investments of cash collateral received in connection with securities lending in the amount of $8,126,183.

(3)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending and cash equivalent investments.

Annual Report	17

FUND PROFILE (unaudited)

Highland Total Return Fund

Objective

Highland Total Return Fund seeks maximum total return, which includes both income and capital appreciation.

Net Assets as of September 30, 2016

$74.7 million

Portfolio Data as of September 30, 2016

The information below provides a snapshot of Highland Total Return Fund at the end of the reporting period. Highland Total Return Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 09/30/2016 (%)(1)(2)
AAA	5.2
AA	58.2
A	6.6
BBB	8.8
BB	8.7
B	3.0
CC	5.2
Not Rated	4.3

Sector Classifications as of 09/30/2016 (%)(1)
Common Stocks	70.4
Other Investments and Assets & Liabilities	19.5
Registered Investment Companies	2.9
Agency Mortgage-Backed Securities	2.7
Preferred Stocks	2.2
Corporate Bonds & Notes	1.3
Foreign Corporate Bonds & Notes	0.5
Non-Agency Collateralized Mortgage-Backed Securities	0.5
Agency Collateralized Mortgage Obligations	0.0	†
Asset-Backed Securities	0.0	†

Top 10 Holdings as of 09/30/2016 (%)(1)(2)
PICO Holdings, Inc. (Common Stocks)	9.4
Allergan PLC (Common Stocks)	4.8
Level 3 Communications, Inc. (Common Stocks)	4.6
Starz (Common Stocks)	4.1
Gilead Sciences, Inc. (Common Stocks)	4.0
Live Nation Entertainment, Inc. (Common Stocks)	3.1
FTD Cos., Inc. (Common Stocks)	2.6
Bayer AG (Common Stocks)	2.6
Teva Pharmaceutical Industries, Ltd. (Common Stocks)	2.6
Biogen, Inc. (Common Stocks)	2.5

(1)

Quality is calculated as a percentage of total bonds and notes. Sectors and holdings are calculated as a percentage of total assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Fund’s investment adviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage through free cash flow, quality of management, market positioning and access to capital, as well as such security specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral. Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not the Fund itself. Quality ratings are subject to change.

(2)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending and cash equivalent investments.

(3)	Includes the Fund’s investments of cash collateral received in connection with securities lending in the amount of $1,805,907 and cash equivalent investments in the amount of $15,928,804.

†	Less than 0.05%.

18	Annual Report

FUND PROFILE (unaudited)

Highland Tax-Exempt Fund

Objective

Highland Tax-Exempt Fund seeks as high a level of income exempt from federal income taxation as is consistent with the preservation of capital.

Net Assets as of September 30, 2016

$27.5 million

Portfolio Data as of September 30, 2016

The information below provides a snapshot of Highland Tax-Exempt Fund at the end of the reporting period. Highland Tax-Exempt Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 09/30/2016 (%)(1)(2)
AAA	12.1
AA	49.9
A	23.0
BBB	4.3
Not Rated	10.7

Sector Classifications as of 09/30/2016 (%)(1)
Municipal Bonds & Notes	87.9
Other Investments and Assets & Liabilities(3)	12.1

Top 10 Holdings as of 09/30/2016 (%)(1)(2)
City of Atlanta, GA Water & Wastewater 5.75%, 11/01/30 (Municipal Bonds & Notes)	2.6
Los Angeles County Public Works Financing Authority 5.00%, 12/01/27 (Municipal Bonds & Notes)	2.3
California Statewide Communities Development Authority 5.00%, 05/15/32 (Municipal Bonds & Notes)	2.2
Massachusetts Water Resources Authority 5.00%, 08/01/32 (Municipal Bonds & Notes)	2.2
Kentucky Municipal Power Agency 5.00%, 09/01/24 (Municipal Bonds & Notes)	2.2
Regional Transportation District, CO 5.00%, 11/01/27 (Municipal Bonds & Notes)	2.2
City of Atlanta Department of Aviation 5.00%, 01/01/33 (Municipal Bonds & Notes)	2.2
State of California Department of Water Resources 5.00%, 12/01/21 (Municipal Bonds & Notes)	2.2
Central Texas Turnpike System 5.00%, 08/15/31 (Municipal Bonds & Notes)	2.2
Alaska Housing Finance Corp. 5.00%, 12/01/27 (Municipal Bonds & Notes)	2.1

(1)

Quality is calculated as a percentage of total bonds and notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Fund’s investment adviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral. Quality Ratings are subject to change. A portion of the Tax-Exempt Fund’s income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

(2)	Excludes the Fund’s cash equivalent investments.

(3)	Includes the Fund’s cash equivalent investments in the amount of $3,102,155.

Annual Report	19

FUND PROFILE (unaudited)

Highland Fixed Income Fund

Objective

Highland Fixed Income Fund seeks maximum income consistent with prudent investment management and the preservation of capital.

Net Assets as of September 30, 2016

$127.0 million

Portfolio Data as of September 30, 2016

The information below provides a snapshot of Highland Fixed Income Fund at the end of the reporting period. Highland Fixed Income Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 09/30/2016 (%)(1)(2)
AAA	0.1
AA	38.2
A	10.8
BBB	33.9
BB	6.7
B	2.5
CCC	0.2
CC	0.1
D	0.5
Not Rated	7.0

Sector Classifications as of 09/30/2016 (%)(1)
Corporate Bonds & Notes	36.7
Agency Mortgage-Backed Securities	15.5
U.S. Government Agencies	9.0
Registered Investment Companies	7.2
Foreign Corporate Bonds & Notes	6.3
Municipal Bonds & Notes	4.8
Preferred Stocks	3.7
Asset-Backed Securities	3.2
Non-Agency Collateralized Mortgage-Backed Securities	2.8
Common Stocks	1.9
Sovereign Bonds	0.8
Agency Collateralized Mortgage Obligations	0.1
Other Investments and Assets & Liabilities(3)	8.0

Top 10 Holdings as of 09/30/2016 (%)(1)(2)
Federal National Mortgage Assoc. 3.00%, 06/01/43 (Agency Mortgage-Backed Securities)	3.64
Federal National Mortgage Assoc. 4.50%, 04/01/41 (Agency Mortgage-Backed Securities)	2.99
Federal National Mortgage Assoc. 4.00%, 03/01/44 (Agency Mortgage-Backed Securities)	2.01
Government National Mortgage Assoc. 4.00%, 04/20/43 (Agency Mortgage-Backed Securities)	1.72
Federal National Mortgage Assoc. 3.50%, 02/01/43 (Agency Mortgage-Backed Securities)	1.64
Government National Mortgage Assoc. 3.50%, 05/20/43 (Agency Mortgage-Backed Securities)	1.60
Federal National Mortgage Assoc. 1.38%, 10/29/20 (U.S. Government Agencies)	1.58
Federal Home Loan Mortgage Corp., MTN 1.25%, 10/29/20 (U.S. Government Agencies)	1.58
Federal Home Loan Bank 1.00%, 10/28/22 (U.S. Government Agencies)	1.58
Federal Home Loan Mortgage Corp. 4.00%, 05/01/44 (Agency Mortgage-Backed Securities)	1.32

(1)

Quality is calculated as a percentage of total bonds and notes. Sectors and holdings are calculated as a percentage of total assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Fund’s investment adviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to deleverage through free cash flow, quality of management, market positioning and access to capital, as well as such security specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral. Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not the Fund itself. Quality ratings are subject to change.

(2)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending and cash equivalent investments.

(3)	Includes the Fund’s investments of cash collateral received in connection with securities lending in the amount of $2,723,535 and cash equivalent investments in the amount of $9,750,742.

20	Annual Report

FINANCIAL STATEMENTS

September 30, 2016

A guide to understanding each Fund’s financial statements

Investment Portfolio	The Investment Portfolio details each of the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details each Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of a Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by each Fund and the expenses incurred by each Fund during the reporting period. The Statement of Operations also shows any net gain or loss a Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents a Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how each Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Financial Highlights	The Financial Highlights demonstrate how each Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Funds, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

Annual Report	21

INVESTMENT PORTFOLIO

As of September 30, 2016	Highland Global Allocation Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (a) - 22.6%

CHEMICALS - 0.3%
3,951,884	Vertellus Specialties, Inc. New Term Loan B (b)	2,642,823

ENERGY - 1.3%
1,466,478	Arch Coal, Inc. Term Loan B (b)	1,134,071
11,967,965	Chief Exploration & Development LLC Second Lien Term Loan 7.75%, 05/16/2021	11,279,807

		12,413,878

HEALTHCARE - 1.1%
4,987,374	Auris Luxembourg III S.a.r.l. Term Loan B4 4.25%, 01/15/2022 (c)	5,024,779
4,987,342	Onex Wizard US Acquisition, Inc. Second Lien Term Loan 9.50%, 03/13/2022 (c)	5,000,508

		10,025,287

INDUSTRIALS - 0.1%
1,500,000	Gruden Acquisition, Inc. Second Lien Term Loan 9.50%, 08/18/2023	1,161,098

TELECOMMUNICATIONS - 4.9%
4,287,511	Avaya, Inc. Term Loan B-7 6.25%, 05/29/2020	3,183,477
41,865,645	TerreStar Corporation Term Loan A 11.00%, 02/27/2020 (d)(e)	41,698,182

		44,881,659

UTILITY - 14.9%
1,000,000	Granite Acquisition, Inc. Second Lien Term Loan 8.25%, 12/19/2022	948,330
471,039,553	Texas Competitive Electric Holdings Co. LLC Extended Term Loan 5.00%, 10/10/2017	136,980,657

		137,928,987

	Total U.S. Senior Loans (Cost $365,611,320)	209,053,732

Non-U.S. Senior Loans (a)(f) - 9.8%

ENERGY - 4.3%
10,209,046	Azure Midstream Energy LLC Term Loan B 7.50%, 11/15/2018	8,550,076
9,412,305	Drillships Financing Holding, Inc. Tranche B-1 Term Loan 6.00%, 03/31/2021 (c)	4,748,508
1,916,788	Drillships Ocean Ventures, Inc. Tranche B-1 Term Loan 5.50%, 07/25/2021 (c)	1,336,001
20,172,003	Fieldwood Energy LLC First Lien Last Out Term Loan 8.38%, 09/30/2020	14,372,552
11,887,042	Second Lien Term Loan 8.38%, 09/30/2020	4,794,400

Principal Amount ($)		Value ($)

ENERGY (continued)
12,530,315	Seadrill Partners Finco LLC Additional Initial Term Loan 4.00%, 02/21/2021 (c)	6,291,221

		40,092,758

HEALTHCARE - 0.9%
5,596,573	HLS Therapeutics, Inc. Term Loan 10.00%, 08/03/2021 (e)	5,623,437
3,190,140	Onex Carestream Finance LP Second Lien Term Loan 9.50%, 12/07/2019 (c)	2,908,339

		8,531,776

INDUSTRIALS - 0.5%
3,375,915	Gardner Denver, Inc. Initial Dollar Term Loan 4.25%, 07/30/2020 (c)	3,276,983
1,481,481	WireCo WorldGroup, Inc. Second Lien Term Loan B 10.00%, 07/20/2024 (c)	1,485,185

		4,762,168

INFORMATION TECHNOLOGY - 0.5%
7,000,000	Evergreen Skills Lux S.a.r.l. Second Lien Term Loan 9.25%, 04/28/2022	4,252,500

MANUFACTURING - 0.1%
675,862	Doncasters U.S. Finance LLC Second Lien Term Loan 9.50%, 10/09/2020	639,957

MEDIA & TELECOMMUNICATIONS - 0.3%
3,428,571	iHeartCommunications, Inc. Tranche D Term Loan 7.27%, 01/30/2019	2,650,902

RETAIL - 1.1%
1,127,953	Toys ‘R’ Us Property Co. I LLC New Term Loan B 6.00%, 08/21/2019	1,072,966
10,510,658	Toys ‘R’ Us-Delaware, Inc. Term Loan B-4 9.75%, 04/24/2020	9,160,722

		10,233,688

SERVICE - 1.0%
12,634,740	Weight Watchers International, Inc. Tranche B-2 Initial Term Loan 4.00%, 04/02/2020 (c)	9,606,319

TELECOMMUNICATIONS - 1.1%
5,000,000	UPC Financing Partnership Term Loan AN 4.08%, 08/31/2024 (c)	5,025,425
5,000,000	Virgin Media Investment Holdings Ltd. Term Loan F 3.50%, 06/30/2023 (c)	5,028,975

		10,054,400

	Total Non-U.S. Senior Loans (Cost $97,221,355)	90,824,468

22	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2016	Highland Global Allocation Fund

Principal Amount ($)		Value ($)

Non-U.S. Asset-Backed Securities (f)(g) - 17.1%
8,430,000	Acis CLO, Ltd. Series 2014-4A, Class D 3.86%, 05/01/2026 (h)(i)	6,871,841
6,000,000	Series 2014-3A, Class D 3.88%, 02/01/2026 (h)(i)	5,030,970
12,000,000	Series 2014-5A, Class D 5.10%, 11/01/2026 (h)(i)	10,978,560
4,000,000	Series 2014-4A, Class F 5.91%, 05/01/2026 (h)(i)	2,434,880
3,075,000	AIMCO CLO Series 2015-AA, Class F 9.18%, 01/15/2028 (i)	2,890,500
2,000,000	Anchorage Capital CLO, Ltd. Series 2014-5A, Class E 5.68%, 10/15/2026 (i)	1,786,840
2,000,000	Series 2014-5A, Class F 6.58%, 10/15/2026 (i)	1,389,920
3,000,000	Apidos CLO XXI Series 2015-21A, Class E 7.13%, 07/18/2027 (i)	2,343,600
1,250,000	Betony CLO, Ltd. Series 2015-1A, Class E 6.03%, 04/15/2027 (i)	1,064,150
1,000,000	Cent CLO, Ltd. Series 2014-22A, Class E 7.19%, 11/07/2026 (i)	703,200
1,000,000	CFIP CLO, Ltd. Series 2014-1A, Class E 5.42%, 04/13/2025 (i)	827,500
1,000,000	CIFC Funding IV, Ltd. Series 2014-4A, Class F 6.28%, 10/17/2026 (i)	743,660
6,567,792	Eastland CLO, Ltd. Series 2007-1A, Class D 4.36%, 05/01/2022 (h)(i)	5,485,269
12,010,000	Series 2007-1A, Class C 2.26%, 05/01/2022 (h)(i)	10,612,156
500,000	Figueroa CLO 2014-1, Ltd. Series 2014-1A, Class E 6.38%, 01/15/2027 (i)	430,000
1,500,000	Figueroa CLO, Ltd. Series 2014-1A, Class F 7.18%, 01/15/2027 (i)	1,020,000
1,500,000	Flagship CLO VIII, Ltd. Series 2014-8A, Class D 4.38%, 01/16/2026 (i)	1,335,000
4,000,000	Series 2014-8A, Class E 5.88%, 01/16/2026 (i)	3,060,000
2,000,000	Series 2014-8A, Class F 6.53%, 01/16/2026 (i)	1,180,000
500,000	Galaxy XVII CLO, Ltd. Series 2014-17A, Class E 5.33%, 07/15/2026 (i)	416,450
7,200,000	Grayson CLO, Ltd. Series 2006-1A, Class C 2.31%, 11/01/2021 (h)(i)	6,018,581
2,250,000	Halcyon Loan Advisors Funding, Ltd. Series 2014-3A, Class E1 5.85%, 10/22/2025 (i)	1,660,928

Principal Amount ($)		Value ($)
1,546,565	Highland Park CDO, Ltd. Series 2006-1A, Class A2 1.23%, 11/25/2051 (h)(i)	1,345,511
6,000,000	KVK CLO, Ltd. Series 2015-1A, Class E 6.56%, 05/20/2027 (i)	4,980,000
1,500,000	Magnetite XIV, Ltd. Series 2015-14A, Class F 7.18%, 07/18/2028 (i)	1,200,000
1,500,000	Mountain Hawk CLO, Ltd. Series 2013-2A, Class E 5.50%, 07/22/2024 (i)	1,049,700
1,000,000	Mountain Hawk II CLO, Ltd. Series 2013-2A, Class D 3.85%, 07/22/2024 (i)	820,000
5,000,000	Mountain View CLO II, Ltd. Series 2006-2A, Class E 4.42%, 01/12/2021 (i)	4,250,000
2,000,000	Mountain View CLO X, Ltd. Series 2015-10A, Class F 7.02%, 10/13/2027 (i)	1,436,000
3,720,000	Neptuno CLO II BV Series 2007-2A, Class D 3.81%, 01/16/2023 (i)	3,827,281
466,370	Pamco Cayman, Ltd. Series 1997-1A, Class B (b)(h)	225,024
1,000,000	PPM Grayhawk CLO, Ltd. Series 2007-1A, Class C 2.08%, 04/18/2021 (i)	961,700
2,000,000	Recette CLO LLC Series 2015-1A, Class F 8.15%, 10/20/2027 (i)	1,603,200
4,620,339	Red River CLO, Ltd. Series 1A, Class E 4.51%, 07/27/2018 (h)(i)	4,389,923
2,752,426	Rockwall CDO II, Ltd. Series 2007-1A, Class B2L 5.01%, 08/01/2024 (h)(i)	2,407,547
2,000,000	Saranac CLO III, Ltd. Series 2014-3A, Class E 6.02%, 06/22/2025 (i)	1,505,000
1,800,000	Silver Spring CLO, Ltd. Series 2014-1A, Class F 5.88%, 10/15/2026 (i)	664,020
3,805,154	Stanfield McLaren CLO Delaware Corp. Series 2007-1A, Class B2L 5.33%, 02/27/2021 (i)	3,595,490
3,774,031	Stratford CLO, Ltd. Series 2007-1A, Class E 4.76%, 11/01/2021 (h)(i)	3,417,687
1,500,000	THL Credit Wind River CLO, Ltd. Series 2014-1A, Class E 5.63%, 04/18/2026 (i)	1,289,250
500,000	TICP CLO III, Ltd. Series 2014-3A, Class E1 6.25%, 01/20/2027 (i)	445,000
1,000,000	Vibrant CLO II, Ltd. Series 2013-2A, Class E 6.22%, 07/24/2024 (i)	670,000

See accompanying Notes to Financial Statements.	23

INVESTMENT PORTFOLIO (continued)

As of September 30, 2016	Highland Global Allocation Fund

Principal Amount ($)		Value ($)

Non-U.S. Asset-Backed Securities (continued)
32,673,000	Westchester CLO, Ltd. Series 2007-1A, Class C 1.61%, 08/01/2022 (h)(i)	29,934,839
6,750,000	Series 2007-1A, Class D 3.11%, 08/01/2022 (h)(i)	6,184,215
13,357,345	Series 2007-1A, Class E 5.06%, 08/01/2022 (h)(i)	11,818,485
700,000	Zais CLO, Ltd. Series 2014-2A, Class E 7.22%, 07/25/2026 (i)	523,320
1,500,000	Ziggurat CLO I, Ltd. Series 2014-1A, Class F 6.68%, 10/17/2026 (i)	1,060,950

	Total Non-U.S. Asset-Backed Securities (Cost $170,195,665)	157,888,147

U.S. Corporate Bonds & Notes - 4.2%

AUTOMOBILES & COMPONENTS - 0.5%
75,000,000	DPH Holdings Corp. (b)	2,812,500
25,000,000	DPH Holdings Corp. (b)	937,500
30,000,000	DPH Holdings Corp. (b)	1,125,000

		4,875,000

CHEMICALS - 1.9%
22,396,500	Momentive Performance Materials, Inc. 4.69%, 04/24/2022 (j)	17,245,305

ENERGY - 0.2%
3,111,000	California Resources Corp. 8.00%, 12/15/2022 (g)	2,084,370

TELECOMMUNICATION SERVICES - 0.3%
267,000	Avaya, Inc. 7.00%, 04/01/2019 (g)	198,248
9,500,000	10.50%, 03/01/2021 (g)	2,137,500

		2,335,748

UTILITIES - 1.3%
9,346,000	Texas Competitive Electric Holdings Co., LLC (b)	635,528
25,000,000	Texas Competitive Electric Holdings Co., LLC (b)	1,712,500
75,094,000	Texas Competitive Electric Holdings Co., LLC (b)	5,162,712
51,140,000	Texas Competitive Electric Holdings Co., LLC (b)	3,515,875
3,000,000	Texas Competitive Electric Holdings Co., LLC (b)(g)	916,875

		11,943,490

	Total U.S. Corporate Bonds & Notes (Cost $60,580,710)	38,483,913

Non-U.S. Corporate Bonds & Notes (f) - 4.0%

BROADCASTING - 0.9%
20,688,903	iHeartCommunications, Inc. PIK 14.00%, 02/01/2021 (k)	8,172,117

Principal Amount ($)		Value ($)

CHEMICALS - 0.2%
2,363,000	Tronox Finance LLC 6.38%, 08/15/2020 (j)	2,191,682

ENERGY - 1.2%
290	American Energy-Permian Basin LLC 7.38%, 11/01/2021 (g)	207
37,083,000	Ocean Rig UDW, Inc. 7.25%, 04/01/2019 (g)	11,124,900

		11,125,107

HEALTHCARE EQUIPMENT & SERVICES - 0.5%
5,017,000	Crimson Merger Sub, Inc. 6.63%, 05/15/2022 (g)(j)	4,440,045

MATERIALS - 0.4%
1,000,000	Hecla Mining Co. 6.88%, 05/01/2021 (j)	1,008,750
3,000,000	Teck Resources, Ltd. 5.40%, 02/01/2043	2,610,000

		3,618,750

TELECOMMUNICATION SERVICES - 0.3%
3,250,000	Intelsat Jackson Holdings SA 7.25%, 10/15/2020 (j)	2,535,000

UTILITIES - 0.5%
6,000,000	GenOn Energy, Inc. 7.88%, 06/15/2017 (j)	4,995,000

	Total Non-U.S. Corporate Bonds & Notes (Cost $62,036,407)	37,077,701

Non-U.S. Government Bonds (f) - 5.8%
62,500,000	Argentine Republic Government International Bond 2.50%, 12/31/2038 (j)(l)	44,593,750
148	8.28%, 12/31/2033	171
2,103,067	12/31/2033 (b)	2,360,693
500,000	Hellenic Republic Government Bond 3.00%, 02/24/2025 (l)	404,051
500,000	3.00%, 02/24/2031 (l)	355,118
500,000	3.00%, 02/24/2028 (l)	377,983
500,000	3.00%, 02/24/2029 (l)	369,099
500,000	3.00%, 02/24/2035 (l)	334,216
500,000	3.00%, 02/24/2036 (l)	334,655
500,000	3.00%, 02/24/2040 (l)	328,693
500,000	3.00%, 02/24/2039 (l)	329,348
500,000	3.00%, 02/24/2037 (l)	332,440
500,000	3.00%, 02/24/2023 (l)	425,249
500,000	3.00%, 02/24/2024 (l)	413,872
500,000	3.00%, 02/24/2030 (l)	362,191
500,000	3.00%, 02/24/2033 (l)	344,211
500,000	3.00%, 02/24/2034 (l)	338,435
500,000	3.00%, 02/24/2032 (l)	349,531
500,000	3.00%, 02/24/2038 (l)	329,153
500,000	3.00%, 02/24/2042 (l)	329,923
500,000	3.00%, 02/24/2041 (l)	328,650
500,000	3.00%, 02/24/2027 (l)	388,262
500,000	3.00%, 02/24/2026 (l)	397,783

	Total Non-U.S. Government Bonds (Cost $39,219,510)	54,127,477

24	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2016	Highland Global Allocation Fund

Shares		Value ($)

U.S. Equity - 27.2%

BANKS - 0.1%
5,000	Bank of Hawaii Corp. (k)	363,100
7,500	Cathay General Bancorp	230,850

		593,950

CAPITAL GOODS - 0.1%
2,000	Middleby Corp. (The) (m)	247,240
2,500	Northrop Grumman Corp.	534,875

		782,115

CHEMICALS - 0.8%
730,484	MPM Holdings, Inc. (j)(k)(m)	7,883,383

CONSUMER DURABLES & APPAREL - 0.0%
25,000	Callaway Golf Co.	290,250

CONSUMER SERVICES - 2.5%
1,632,402	K12, Inc. (j)(m)	23,424,969

DIVERSIFIED FINANCIALS - 0.0%
10,000	Charles Schwab Corp. (The)	315,700

ENERGY - 0.4%
2,500	EOG Resources, Inc.	241,775
141,479	Overseas Shipholding Group, Inc. (j)	1,495,433
4,500	Phillips 66	362,475
8,750	Pioneer Natural Resources Co. (j)	1,624,438

		3,724,121

FOOD, BEVERAGE & TOBACCO - 0.8%
146,852	Hain Celestial Group, Inc. (The) (j)(m)	5,224,994
3,500	Hershey Co. (The)	334,600
5,000	Kraft Heinz Co. (The)	447,550
21,000	Pinnacle Foods, Inc. (j)	1,053,570

		7,060,714

HEALTHCARE EQUIPMENT & SERVICES - 3.5%
33,962	AAC Holdings, Inc. (k)(m)	590,599
32,000	Amedisys, Inc. (j)(m)	1,518,080
101,025	Brookdale Senior Living, Inc. (j)(m)	1,762,886
5,000	Cerner Corp. (m)	308,750
44,704	LHC Group, Inc. (j)(m)	1,648,684
3,500	Molina Healthcare, Inc. (m)	204,120
550,750	Patterson Cos., Inc. (j)	25,301,455
19,700	VCA, Inc. (j)(m)	1,378,606

		32,713,180

INSURANCE - 0.3%
5,000	Aflac, Inc.	359,350
56,585	FNF Group (j)	2,088,552

		2,447,902

MATERIALS - 0.0%
1,500	Air Products & Chemicals, Inc.	225,510

MEDIA - 0.1%
1,570,000	Cumulus Media, Inc., Class A (j)(m)	517,943

Shares		Value ($)

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.6%
2,500	Celgene Corp. (m)	261,325
163,281	Heron Therapeutics, Inc. (j)(k)(m)	2,813,332
523,352	Minerva Neurosciences, Inc. (j)(m)	7,387,113
30,000	Neurocrine Biosciences, Inc. (j)(m)	1,519,200
10,000	Ophthotech Corp. (j)(m)	461,300
58,950	Otonomy, Inc. (j)(m)	1,072,301
15,000	Ultragenyx Pharmaceutical, Inc. (j)(m)	1,064,100

		14,578,671

REAL ESTATE - 3.7%
2,528,536	Independence Realty Trust, Inc., REIT (j)	22,756,824
70,493	Jernigan Capital, Inc., REIT (j)(k)	1,351,351
2,219,361	RAIT Financial Trust, REIT (j)	7,501,440
199,599	Spirit Realty Capital, Inc., REIT (j)	2,660,655

		34,270,270

RETAILING - 0.2%
5,500	Foot Locker, Inc.	372,460
47,827	LKQ Corp. (j)(m)	1,695,945

		2,068,405

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.1%
3,000	Lam Research Corp. (k)	284,130
4,000	NVIDIA Corp.	274,080
3,000	Skyworks Solutions, Inc.	228,420

		786,630

SOFTWARE & SERVICES - 2.3%
700	Alphabet, Inc., Class C (m)	544,103
33,854	CDK Global, Inc. (j)	1,941,865
3,487	salesforce.com, Inc. (j)(m)	248,728
795,000	Twitter, Inc. (j)(m)	18,324,750

		21,059,446

TECHNOLOGY HARDWARE & EQUIPMENT - 0.1%
36,389	Hewlett Packard Enterprise Co. (j)	827,850

TELECOMMUNICATION SERVICES - 10.4%
20,000	Sprint Corp. (k)(m)	132,600
306,550	TerreStar Corporation (d)(e)(n)	95,809,137

		95,941,737

TRANSPORTATION - 0.2%
15,000	CSX Corp.	457,500
2,000	FedEx Corp.	349,360
14,000	Kansas City Southern (j)	1,306,480

		2,113,340

UTILITIES - 0.0%
5,000	Ormat Technologies, Inc.	242,050

	Total U.S. Equity (Cost $263,602,859)	251,868,136

Non-U.S. Equity (f) - 5.2%

BANKS - 0.6%
340,350	Grupo Supervielle SA ADR (j)(m)	5,040,584

See accompanying Notes to Financial Statements.	25

INVESTMENT PORTFOLIO (continued)

As of September 30, 2016	Highland Global Allocation Fund

Shares		Value ($)

Non-U.S. Equity (continued)

ENERGY - 0.7%
6,621,724	Ocean Rig UDW, Inc. (j)(m)	5,562,248
81,000	Petrobras Argentina SA ADR (j)	532,980
79,700	Transportadora de Gas del Sur SA, Class B ADR (j)	544,351

		6,639,579

HEALTHCARE EQUIPMENT & SERVICES - 0.8%
50,000	Abbott Laboratories (j)	2,114,500
6,358	Edwards Lifesciences Corp. (j)(m)	766,520
275,000	HLS Therapeutics, Inc. (e)	1,793,000
10,000	NuVasive, Inc. (j)(m)	666,600
29,400	Sysmex Corp.	2,160,036

		7,500,656

MATERIALS - 0.3%
115,000	Ternium SA ADR (j)	2,257,450

MEDIA - 0.3%
77,945	Loral Space & Communications, Inc. (j)(m)	3,048,429

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.2%
40,000	Patheon NV (j)(m)	1,185,200
10,000	Zoetis, Inc.	520,100

		1,705,300

REAL ESTATE - 0.2%
81,146	Cresud SACIF y A ADR (j)(m)	1,449,268
32,445	IRSA Inversiones y Representaciones SA ADR (j)(m)	616,130

		2,065,398

RETAILING - 0.1%
1,500	Amazon.com, Inc. (j)(m)	1,255,965

SOFTWARE & SERVICES - 0.4%
21,826	Facebook, Inc., Class A (j)(m)	2,799,621
6,500	Microsoft Corp.	374,400

		3,174,021

TECHNOLOGY HARDWARE & EQUIPMENT - 0.0%
10,000	Cisco Systems, Inc.	317,200

UTILITIES - 1.6%
35,000	Empresa Distribuidora Y Comercializadora Norte ADR (j)(m)	693,000
851,650	NRG Energy, Inc. (j)	9,546,996
141,000	Pampa Energia SA ADR (j)(m)	4,568,400

		14,808,396

	Total Non-U.S. Equity (Cost $107,020,217)	47,812,978

U.S. Exchange-Traded Funds - 0.4%
43,198	Highland/iBoxx Senior Loan ETF (d)(j)	805,211
10,000	ProShares Ultra QQQ ETF (k)	865,400
163,500	ProShares UltraPro Short QQQ ETF (j)(m)	2,185,995

	Total U.S. Exchange-Traded Funds (Cost $4,728,686)	3,856,606

Shares		Value ($)

Non-U.S. Master Limited Partnerships (f) - 27.0%

ENERGY - 27.0%
839,800	Boardwalk Pipeline Partners LP (j)	14,410,968
1,215,640	Energy Transfer Equity LP (j)	20,410,596
630,800	Energy Transfer Partners LP (j)	23,339,600
1,043,975	Enterprise Products Partners LP (j)	28,845,029
3,793,330	Highland Energy MLP Fund (d)	18,701,118
729,264	MPLX LP (j)	24,692,879
2,418,028	Plains GP Holdings LP, Class A (j)	31,289,282
408,800	SemGroup Corp., Class A (j)	14,455,168
120,733	Shell Midstream Partners LP (j)	3,873,115
558,376	Targa Resources Corp. (j)	27,421,845
5,000	Tesoro Logistics LP (j)	242,200
306,250	Western Gas Equity Partners LP (j)	13,012,563
705,914	Williams Cos., Inc. (The) (j)	21,692,737
204,000	Williams Partners LP (j)	7,586,760

		249,973,860

	Total Non-U.S. Master Limited Partnerships (Cost $325,200,064)	249,973,860

Non-U.S. Warrants (f)(m) - 0.0%

ENERGY - 0.0%
6,705,000	Kinder Morgan, Inc., expires 05/25/2017 (j)	103,928

HEALTHCARE EQUIPMENT & SERVICES - 0.0%
37,751	HLS Therapeutics, Inc. expires 08/20/2020 (e)	83,807

	Total Non-U.S. Warrants (Cost $8,656,183)	187,735

Contracts

U.S. Purchased Call Options (o) - 0.4%
20,000	American Airlines Group, Inc., Strike price $40.00, expires 01/20/2017	3,080,000
1,000	CBOE SPX Volatility Index, Strike price $16.00, expires 10/19/2016	115,000
2,000	CBOE SPX Volatility Index, Strike price $20.00, expires 11/16/2016	290,000
1,000	iShares 20+ Year Treasury Bond ETF, Strike price $141.00, expires 10/21/2016	42,000
1,000	iShares iBoxx High Yield Corporate Bond ETF, Strike price $89.00, expires 12/16/2016	34,000
500	SPDR S&P 500 ETF Trust, Strike price $225.00, expires 11/18/2016	22,000
1,000	Technology Select Sector SPDR Fund, Strike price $50.00, expires 12/16/2016	28,000
1,000	Tenet Healthcare Corp., Strike price $21.00, expires 11/18/2016	275,000

	Total U.S. Purchased Call Options (Cost $14,817,937)	3,886,000

26	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2016	Highland Global Allocation Fund

Contracts		Value ($)

Non-U.S. Purchased Call Options (f)(o) - 0.1%
1,000	Abbott Labratories, Strike price $44.00, expires 11/18/2016	56,000
700	Biogen, Inc., Strike price $350.00, expires 01/20/2017	700,000
1,000	iShares MSCI EAFE ETF, Strike price $63.00, expires 12/16/2016	21,000
35	Japanese Yen Future, Strike price $101.50, expires 10/07/2016	3,062
100	Japanese Yen Future, Strike price $101.50, expires 12/09/2016	140,000
40	Japanese Yen Future, Strike price $104.00, expires 12/09/2016	32,000
1,707	Merck & Co. Inc, Strike price $63.00, expires 10/14/2016	184,356

	Total Non-U.S. Purchased Call Options (Cost $1,429,504)	1,136,418

U.S. Purchased Put Options (o) - 0.4%
1,000	CBOE SPX Volatility Index, Strike price $14.00, expires 10/19/2016	35,000
2,000	CBOE SPX Volatility Index, Strike price $14.00, expires 11/16/2016	100,000
2,000	Financial Select Sector SPDR Fund, Strike price $22.00, expires 12/16/2016	576,000
2,000	iShares iBoxx High Yield Corporate Bond ETF, Strike price $82.00, expires 10/21/2016	10,000
1,000	iShares iBoxx High Yield Corporate Bond ETF, Strike price $83.00, expires 12/16/2016	73,000
2,000	iShares iBoxx High Yield Corporate Bond ETF, Strike price $84.00, expires 10/21/2016	16,000
1,000	iShares iBoxx High Yield Corporate Bond ETF, Strike price $85.00, expires 10/21/2016	22,000
2,000	iShares Russell 2000 Index Fund, ETF, Strike price $108.00, expires 11/18/2016	78,000
2,000	iShares Russell 2000 Index Fund, ETF, Strike price $115.00, expires 11/18/2016	194,000
1,000	iShares Russell 2000 Index Fund, ETF, Strike price $115.00, expires 12/16/2016	152,000
1,000	iShares Russell 2000 Index Fund, ETF, Strike price $117.00, expires 12/16/2016	199,000
250	iShares Russell 2000 Index Fund, ETF, Strike price $119.00, expires 11/18/2016	39,250
1,000	iShares Russell 2000 Index Fund, ETF, Strike price $120.00, expires 01/20/2017	344,000
1,000	iShares Russell 2000 Index Fund, ETF, Strike price $120.00, expires 12/16/2016	247,000
2,000	iShares Russell 2000 Index Fund, ETF, Strike price $121.00, expires 11/18/2016	376,000
1,000	iShares Russell 2000 Index Fund, ETF, Strike price $121.00, expires 12/16/2016	297,000
1,000	Powershares QQQ Trust Series 1, Strike price $115.00, expires 10/21/2016	48,000
1,250	SPDR S&P 500 ETF Trust, Strike price $210.00, expires 11/18/2016	293,750
1,000	SPDR S&P 500 ETF Trust, Strike price $211.00, expires 12/16/2016	386,000
1,000	SPDR S&P 500 ETF Trust, Strike price $212.00, expires 11/18/2016	274,000

Contracts		Value ($)
1,000	SPDR S&P Oil & Gas Exploration & Production ETF, Strike price $30.00, expires 10/21/2016	2,000
1,000	Technology Select Sector SPDR Fund, Strike price $45.00, expires 12/16/2016	56,500
2,000	United States Oil Fund LP, Strike price $9.00, expires 11/18/2016	14,000

	Total U.S. Purchased Put Options (Cost $5,902,307)	3,832,500

Non-U.S. Purchased Put Options (f)(o) - 0.1%
2,500	Alerian MLP ETF, Strike price $11.00, expires 10/21/2016	12,500
240	British Pound Future, Strike price $128.00, expires 12/09/2016	216,000
1,000	iShares MSCI EAFE ETF, Strike price $56.00, expires 12/16/2016	75,000
2,000	iShares MSCI Emerging Markets ETF, Strike price $33.00, expires 10/21/2016	8,000
100	Japanese Yen Future, Strike price $95.00, expires 10/07/2016	1,250
40	Japanese Yen Future, Strike price $96.00, expires 12/09/2016	40,500
100	Japanese Yen Future, Strike price $96.50, expires 10/07/2016	3,750
100	Japanese Yen Future, Strike price $97.00, expires 10/07/2016	7,500
140	Japanese Yen Future, Strike price $97.00, expires 12/09/2016	199,500

	Total Non-U.S. Purchased Put Options (Cost $1,515,813)	564,000

Shares

U.S. Registered Investment Companies - 1.8%
644,112	Highland Merger Arbitrage Fund (d)(m)	13,094,804
3,278,235	State Street Navigator Prime Securities Lending Portfolio (p)	3,278,235

	Total U.S. Registered Investment Companies (Cost $16,278,235)	16,373,039

Non-U.S. Investment Companies (d)(f) - 0.4%
10,000	BB Votorantim Highland Infrastructure LLC	4,071,507

	Total Non-U.S. Investment Companies (Cost $4,571,783)	4,071,507

Total Investments - 126.5%		1,171,018,217

(Cost $1,548,588,555)

See accompanying Notes to Financial Statements.	27

INVESTMENT PORTFOLIO (continued)

As of September 30, 2016	Highland Global Allocation Fund

Principal Amount ($)		Value ($)

Securities Sold Short (q) - (11.1)%

U.S. CORPORATE BONDS & NOTES - (1.1)%

INDUSTRIALS - (0.3)%
(3,270,000)	Gardner Denver, Inc. 6.88%, 08/15/2021 (g)	(3,081,975)

PACKING & CONTAINER - (0.5)%
(4,000,000)	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 8.25%, 02/15/2021	(4,173,756)

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - (0.3)%
(3,000,000)	Sprint Corp. 7.88%, 09/15/2023	(3,033,750)

	Total U.S. Corporate Bonds & Notes (Proceeds $9,936,582)	(10,289,481)

Non-U.S. Corporate Bonds & Notes (f) - (1.2)%

CONSUMER SERVICES - (0.3)%
(2,500,000)	Fiat Chrysler Automobiles NV 5.25%, 04/15/2023	(2,581,250)

OIL & GAS - (0.1)%
(1,000,000)	Chesapeake Energy Corp. 8.00%, 12/15/2022 (g)	(1,016,250)

RETAIL - (0.2)%
(2,000,000)	Neiman Marcus Group, Ltd. LLC 8.00%, 10/15/2021 (g)	(1,680,000)

SOFTWARE & SERVICES - (0.6)%
(5,000,000)	Alibaba Group Holding, Ltd. 4.50%, 11/28/2034	(5,529,475)

	Total Non-U.S. Corporate Bonds & Notes (Proceeds $9,489,417)	(10,806,975)

Shares

U.S. Equity - (6.1)%

BANKS - (0.2)%
(30,000)	Cullen/Frost Bankers, Inc.	(2,158,200)

DIVERSIFIED FINANCIALS - (0.2)%
(20,000)	T Rowe Price Group, Inc.	(1,330,000)

HEALTHCARE EQUIPMENT & SERVICES - (3.0)%
(490,150)	Boston Scientific Corp. (r)	(11,665,570)
(137,000)	Stryker Corp.	(15,948,170)

		(27,613,740)

REAL ESTATE - (0.1)%
(14,238)	Kilroy Realty Corp., REIT	(987,405)

SOFTWARE & SERVICES - (2.6)%
(103,750)	Netflix, Inc. (r)	(10,224,563)
(411,000)	Zillow Group, Inc., Class C (r)	(14,241,150)

		(24,465,713)

	Total U.S. Equity (Proceeds $45,447,344)	(56,555,058)

Shares		Value ($)

Non-U.S. Equity (f) - (1.9)%

CONSUMER DURABLES & APPAREL - (0.1)%
(15,800)	Lululemon Athletica, Inc. (r)	(963,484)

ENERGY - (0.3)%
(66,250)	Cheniere Energy, Inc. (r)	(2,888,500)

HEALTHCARE EQUIPMENT & SERVICES - (1.1)%
(80,000)	Zimmer Holdings, Inc.	(10,401,600)

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - (0.1)%
(10,000)	Taro Pharmaceutical Industries, Ltd. (r)	(1,105,100)

Software & Services - (0.3)%
(80,000)	Nintendo Co., Ltd. ADR	(2,638,400)

	Total Non-U.S. Equity (Proceeds $14,628,559)	(17,997,084)

U.S. Exchange-Traded Funds - (0.8)%

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - (0.8)%
(126,500)	Direxion Daily Financial Bull 3X Shares ETF (r)	(3,687,475)
(29,300)	ProShares UltraPro QQQ ETF	(3,767,687)

		(7,455,162)

	Total U.S. Exchange-Traded Funds (Proceeds $5,951,571)	(7,455,162)

	Total Securities Sold Short (Proceeds $85,453,473)	(103,103,760)

Other Assets & Liabilities, Net - (15.4)%		(141,962,084)

Net Assets - 100.0%		925,952,373

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at September 30, 2016. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
(b)	The issuer is, or is in danger of being, in default of its payment obligation. Full income is not being accrued, although adequate protection payments are being made in certain cases.
(c)	All or a portion of this position has not settled. As applicable, full contract rates do not take effect until settlement date.
(d)	Affiliated issuer. Assets with a total aggregate market value of $174,179,959, or 18.8% of net assets, were affiliated with the Fund as of September 30, 2016.
(e)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures

28	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2016	Highland Global Allocation Fund

approved by the Board. Securities with a total aggregate value of $145,007,563, or 15.7% of net assets, were fair valued under the Fund’s valuation procedures as of September 30, 2016.
(f)	As described in the Fund’s prospectus, a company is considered to be a non-U.S. issuer if the company’s securities principally trade on a market outside of the United States, the company derives a majority of its revenues or profits outside of the United States, the company is not organized in the United States, or the company is significantly exposed to the economic fortunes and risks of regions outside the United States.
(g)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At September 30, 2016, these securities amounted to $173,012,067 or 18.7% of net assets.
(h)	Securities of collateralized loan obligations where an affiliate of the Investment Adviser serves as collateral manager.
(i)	Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect September 30, 2016.
(j)	All or part of this security is pledged as collateral for short sales and written options contracts. The market value of the securities pledged as collateral was $492,979,815.
(k)	Securities (or a portion of securities) on loan. As of September 30, 2016, the market value of securities loaned was $3,624,440. The loaned securities were secured with cash and securities collateral of $3,706,985. Collateral is calculated based on prior day’s prices. See Note 4.
(l)	Step coupon bond. The interest rate shown reflects the rate in effect September 30, 2016 and will reset at a future date.
(m)	Non-income producing security.
(n)	Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional information regarding such securities follows:

Restricted Security	Acquisition Date	Cost of Security	Market Value at Period End	Percent of Net Assets
TerreStar Corporation	11/14/2014	$87,291,270	$95,809,137	10.3%

(o)	Options are shown at market value.
(p)	Represents investments of cash collateral received in connection with securities lending.
(q)	As of September 30, 2016, $(109,124,374) in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net.”
(r)	No dividend payable on security sold short.

Glossary:

ADR	American Depositary Receipt
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
MLP	Master Limited Partnership
MSCI	Morgan Stanley Capital International
MSCI EAFE	Morgan Stanley Capital International Europe, Australia, and Far East
PIK	Payment-in-Kind
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt

The Fund had the following futures contracts, for which $8,897,153 was pledged as collateral, open at September 30, 2016:

Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Long Futures:
British Pound Future	December 2016	240	$19,495,500	$(480,008)
CBOE SPX Volatility Index	November 2016	100	1,695,000	(190,545)
CBOE SPX Volatility Index	December 2016	135	2,355,750	(150,181)

				(820,734)

Short Future:
Russell 2000 Mini Index	December 2016	1,255	156,661,650	389,050

				$(431,684)

Written options contracts outstanding as of September 30, 2016 were as follows:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Value	Premium	Value
Written Call Options:
CBOE SPX Volatility Index	$18.00	October 2016	1,000	1,800,000	$134,534	$(70,000)
CBOE SPX Volatility Index	$28.00	November 2016	2,000	5,600,000	185,318	(102,000)
Japanese Yen Future	$100.00	December 2016	40	5,000,000	96,864	(78,500)

					416,716	(250,500)

Written Put Options:
American Airlines Group, Inc.	$40.00	January 2017	5,950	23,800,000	3,243,929	(2,885,750)
British Pound Future	$124.00	December 2016	240	18,600,000	127,057	(79,500)
Corning, Inc.	$22.00	January 2017	35,170	77,374,000	19,630,064	(1,934,350)
iShares iBoxx High Yield Corporate Bond ETF	$78.00	December 2016	1,000	7,800,000	25,709	(24,000)
iShares MSCI EAFE ETF	$52.00	December 2016	1,000	5,200,000	52,708	(35,000)
iShares Russell 2000 Index Fund, ETF	$108.00	December 2016	1,000	10,800,000	87,707	(79,000)
iShares Russell 2000 Index Fund, ETF	$113.00	December 2016	1,000	11,300,000	154,706	(130,000)
iShares Russell 2000 Index Fund, ETF	$116.00	December 2016	1,000	11,600,000	177,705	(177,000)
iShares Russell 2000 Index Fund, ETF	$116.00	January 2017	1,000	11,600,000	256,704	(265,000)
iShares Russell 2000 Index Fund, ETF	$115.00	November 2016	2,000	23,000,000	412,409	(194,000)
iShares Russell 2000 Index Fund, ETF	$114.00	November 2016	1,250	14,250,000	142,134	(102,500)
iShares Russell 2000 Index Fund, ETF	$117.00	November 2016	1,000	11,700,000	192,706	(123,000)
Japanese Yen Future	$93.00	October 2016	100	11,625,000	55,909	(625)
Japanese Yen Future	$92.50	October 2016	100	11,562,500	30,909	(625)

See accompanying Notes to Financial Statements.	29

INVESTMENT PORTFOLIO (continued)

As of September 30, 2016	Highland Global Allocation Fund

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Value	Premium	Value
Japanese Yen Future	$92.00	December 2016	180	20,700,000	$119,811	$(38,250)
Powershares QQQ Trust Series 1	$110.00	October 2016	1,000	11,000,000	110,707	(13,000)
SPDR S&P 500 ETF Trust	$203.00	December 2016	1,000	20,300,000	300,703	(234,000)
SPDR S&P 500 ETF Trust	$206.00	November 2016	1,250	25,750,000	380,878	(206,250)
SPDR S&P 500 ETF Trust	$208.00	November 2016	1,000	20,800,000	385,701	(188,000)
Technology Select Sector SPDR Fund	$41.00	December 2016	1,000	4,100,000	38,708	(17,500)

					25,926,864	(6,727,350)

Total Written Options Contracts					$26,343,580	$(6,977,850)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Total
Securities Lending Transactions[1]
Corporate Bonds & Notes	$438	$438
Common Stocks	3,277,797	3,277,797

Total Borrowings	$3,278,235	$3,278,235

Gross amount of recognized liabilities for securities lending transactions		$3,278,235

[1]	Amounts represent the payable for cash collateral received on securities on loan. This will generally be in “Overnight and Continuous” column as the securities are typically callable on demand.

30	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of September 30, 2016	Highland Premier Growth Equity Fund

Shares		Value ($)

Common Stocks - 101.1%

CAPITAL GOODS - 2.3%
50,000	United Rentals, Inc. (a)	3,924,500

DIVERSIFIED FINANCIALS - 17.1%
218,839	Charles Schwab Corp. (The)	6,908,747
82,065	CME Group, Inc.	8,577,434
72,946	S&P Global, Inc.	9,232,046
75,000	State Street Corp.	5,222,250

		29,940,477

ENERGY - 3.2%
71,731	Schlumberger, Ltd.	5,640,926

FOOD, BEVERAGE & TOBACCO - 6.6%
100,000	Hain Celestial Group, Inc. (The) (a)	3,558,000
74,162	PepsiCo, Inc.	8,066,601

		11,624,601

HEALTHCARE EQUIPMENT & SERVICES - 5.6%
100,000	Abbott Laboratories	4,229,000
24,000	Amedisys, Inc. (a)	1,138,560
25,000	Cooper Cos., Inc. (The)	4,481,500

		9,849,060

HOUSEHOLD & PERSONAL PRODUCTS - 0.2%
13,762	elf Beauty, Inc. (a)	386,987

MATERIALS - 2.2%
30,000	Monsanto Co.	3,066,000
33,000	Valvoline, Inc. (a)(b)	775,170

		3,841,170

MEDIA - 13.0%
133,735	Comcast Corp., Class A	8,871,980
130,000	Liberty Global PLC, Series C (a)	4,295,200
19,763	Liberty Global PLC LiLAC (a)	554,352
1,398,009	Sirius XM Holdings, Inc. (a)(b)	5,829,697
35,200	Walt Disney Co. (The)	3,268,672

		22,819,901

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 6.8%
80,000	Cempra, Inc. (a)	1,936,000
548,192	Minerva Neurosciences, Inc. (a)(b)	7,737,730
40,000	Radius Health, Inc. (a)(b)	2,163,600

		11,837,330

REAL ESTATE - 5.8%
61,600	American Tower Corp., REIT	6,981,128
349,091	Independence Realty Trust, Inc., REIT	3,141,819

		10,122,947

RETAILING - 8.2%
12,000	Amazon.com, Inc. (a)	10,047,720
60,400	Lowe’s Cos., Inc.	4,361,484

		14,409,204

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.1%
53,417	QUALCOMM, Inc.	3,659,064

Shares		Value ($)

SOFTWARE & SERVICES - 23.3%
11,000	Alphabet, Inc., Class C (a)	8,550,190
9,842	Apptio, Inc., Class A (a)	213,571
22,000	Baidu, Inc., ADR (a)	4,005,540
70,000	Facebook, Inc., Class A (a)	8,978,900
100	Gridsum Holding, Inc. ADR (a)	1,685
44,000	Intuit, Inc.	4,840,440
45,000	salesforce.com, Inc. (a)	3,209,850
133,735	Visa, Inc., Class A (b)	11,059,885

		40,860,061

TECHNOLOGY HARDWARE & EQUIPMENT - 3.2%
50,000	Apple, Inc.	5,652,500

TRANSPORTATION - 1.5%
24,316	United Parcel Service, Inc., Class B	2,659,198

	Total Common Stocks (Cost $130,516,153)	177,227,926

Contracts

Purchased Call Options - 0.9%
11,000	Abbott Labratories, Strike price $44.00, expires 11/18/2016	616,000
2,000	Eli Lilly & Co., Strike price $82.50, expires 01/20/2017	970,000
707	Merck & Co. Inc, Strike price $63.00, expires 10/14/2016	76,356

	Total Purchased Call Options (Cost $1,793,432)	1,662,356

Purchased Put Options - 0.3%
3,000	iShares Russell 2000 Index Fund, ETF, Strike price $125.00, expires 10/14/2016	453,000

	Total Purchased Put Options (Cost $717,872)	453,000

Shares

Registered Investment Companies - 7.9%
173,439	Highland Merger Arbitrage Fund (a)(c)	3,526,016
10,272,491	State Street Navigator Prime Securities Lending Portfolio (d)	10,272,491

	Total Registered Investment Companies (Cost $13,772,491)	13,798,507

Total Investments - 110.2%		193,141,789

(Cost $146,799,948)
Other Assets & Liabilities, Net - (10.2)%		(17,919,936)

Net Assets - 100.0%		175,221,853

(a)	Non-income producing security.
(b)	Securities (or a portion of securities) on loan. As of September 30, 2016, the market value of securities loaned was $20,693,494. The loaned securities were secured with cash and securities collateral of $21,018,692. Collateral is calculated based on prior day’s prices. See Note 4.

See accompanying Notes to Financial Statements.	31

INVESTMENT PORTFOLIO (continued)

As of September 30, 2016	Highland Premier Growth Equity Fund

(c)	Affiliated issuer. Assets with a total aggregate market value of $3,526,016, or 2.0% of net assets, were affiliated with the Fund as of September 30, 2016.
(d)	Represents investments of cash collateral received in connection with securities lending.

Glossary:

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
PLC	Public Limited Company
REIT	Real Estate Investment Trust

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Total
Securities Lending Transactions[1]
Common Stocks	$10,272,491	$10,272,491
Total Borrowings	$10,272,491	$10,272,491
Gross amount of recognized liabilities for securities lending transactions		$10,272,491

[1]	Amounts represent the payable for cash collateral received on securities on loan. This will generally be in “Overnight and Continuous” column as the securities are typically callable on demand.

32	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of September 30, 2016	Highland Small-Cap Equity Fund

Shares		Value ($)

Common Stocks - 93.5%

BANKS - 2.8%
4,900	IBERIABANK Corp.	328,888
11,100	PrivateBancorp, Inc.	509,712
4,600	SVB Financial Group (a)	508,484

		1,347,084

CAPITAL GOODS - 1.9%
28,100	Luxfer Holdings PLC, ADR	325,679
5,400	Teledyne Technologies, Inc. (a)	582,822

		908,501

COMMERCIAL & PROFESSIONAL SERVICES - 1.7%
20,000	Resources Connection, Inc.	298,800
23,200	West Corp.	512,256

		811,056

CONSUMER DURABLES & APPAREL - 0.5%
3,750	Deckers Outdoor Corp. (a)(b)	223,313

CONSUMER SERVICES - 7.2%
31,200	ClubCorp Holdings, Inc.	451,464
20,300	K12, Inc. (a)	291,305
52,350	SeaWorld Entertainment, Inc. (b)	705,678
28,300	Sonic Corp.	740,894
116,500	Weight Watchers International, Inc. (a)(b)	1,202,280

		3,391,621

DIVERSIFIED FINANCIALS - 4.3%
89,600	Fifth Street Finance Corp.	520,576
55,300	FNFV Group (a)(b)	690,144
14,400	Raymond James Financial, Inc.	838,224

		2,048,944

ENERGY - 8.4%
7,800	Dril-Quip, Inc. (a)	434,772
33,000	Forum Energy Technologies, Inc. (a)	655,380
17,700	Oil States International, Inc. (a)	558,789
38,500	SemGroup Corp., Class A (b)	1,361,360
24,600	SM Energy Co.	949,068

		3,959,369

FOOD & STAPLES RETAILING - 1.1%
18,400	SpartanNash Co.	532,128

HEALTHCARE EQUIPMENT & SERVICES - 8.6%
9,600	Air Methods Corp. (a)(b)	302,304
24,800	K2M Group Holdings, Inc. (a)(b)	440,944
13,300	LHC Group, Inc. (a)	490,504
8,900	MEDNAX, Inc. (a)	589,625
10,250	Molina Healthcare, Inc. (a)	597,780
35,500	Patterson Cos., Inc. (b)	1,630,870

		4,052,027

MATERIALS - 3.5%
15,200	PolyOne Corp.	513,912
6,000	Quaker Chemical Corp.	635,580
6,600	Sensient Technologies Corp.	500,280

		1,649,772

Shares		Value ($)

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 23.7%
37,000	Akorn, Inc. (a)	1,008,620
38,000	Amicus Therapeutics, Inc. (a)(b)	281,200
3,832	Charles River Laboratories International, Inc. (a)	319,359
42,000	Coherus Biosciences, Inc. (a)(b)	1,124,760
45,500	Depomed, Inc. (a)(b)	1,137,045
174,750	Endocyte, Inc. (a)(b)	539,977
48,435	Heron Therapeutics, Inc. (a)(b)	834,535
45,620	Pacira Pharmaceuticals, Inc. (a)(b)	1,561,116
40,200	Portola Pharmaceuticals, Inc. (a)(b)	912,942
19,100	PRA Health Sciences, Inc. (a)	1,079,341
41,280	ProQR Therapeutics NV (a)	275,338
30,000	Ultragenyx Pharmaceutical, Inc. (a)(b)	2,128,200

		11,202,433

REAL ESTATE - 16.2%
286,076	Independence Realty Trust, Inc., REIT	2,574,684
107,900	Jernigan Capital, Inc., REIT(b)	2,068,443
101,975	Monogram Residential Trust, Inc., REIT	1,085,014
484,789	RAIT Financial Trust, REIT	1,638,587
14,300	RLJ Lodging Trust, REIT	300,729

		7,667,457

RETAILING - 1.1%
14,775	LKQ Corp. (a)	523,921

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.2%
19,800	Semtech Corp.(a)	549,054

SOFTWARE & SERVICES - 5.0%
14,100	CoreLogic, Inc. (a)	553,002
11,700	Cornerstone OnDemand, Inc. (a)	537,615
16,800	SS&C Technologies Holdings, Inc.	540,120
15,200	WebMD Health Corp. (a)(b)	755,440

		2,386,177

TECHNOLOGY HARDWARE & EQUIPMENT - 1.2%
8,100	Zebra Technologies Corp., Class A (a)	563,841

UTILITIES - 5.1%
67,500	Calpine Corp. (a)	853,200
40,800	NRG Energy, Inc.	457,368
81,200	Talen Energy Corp. (a)(b)	1,124,620

		2,435,188

	Total Common Stocks (Cost $41,277,841)	44,251,886

Master Limited Partnerships - 18.6%

DIVERSIFIED FINANCIALS - 3.1%
293,500	Fortress Investment Group LLC, Class A	1,449,890

ENERGY - 15.5%
62,450	Boardwalk Pipeline Partners LP	1,071,642
88,900	Dynagas LNG Partners LP	1,376,172
160,500	Energy Transfer Equity LP	2,694,795
16,050	Tesoro Logistics LP	777,462
33,775	Western Gas Equity Partners LP	1,435,100

		7,355,171

	Total Master Limited Partnerships (Cost $4,826,566)	8,805,061

See accompanying Notes to Financial Statements.	33

INVESTMENT PORTFOLIO (continued)

As of September 30, 2016	Highland Small-Cap Equity Fund

Contracts		Value ($)

Purchased Call Options (c) - 0.1%
250	CBOE SPX Volatility Index, Strike price $20.00, expires 11/16/2016	36,250

	Total Purchased Call Options (Cost $49,573)	36,250

Purchased Put Options (c) - 0.7%
500	iShares Russell 2000 Index Fund, ETF, Strike price $115.00, expires 11/18/2016	48,500
500	iShares Russell 2000 Index Fund, ETF, Strike price $116.00, expires 10/21/2016	13,000
500	iShares Russell 2000 Index Fund, ETF, Strike price $117.00, expires 11/18/2016	61,500
400	iShares Russell 2000 Index Fund, ETF, Strike price $118.00, expires 12/16/2016	83,600
900	iShares Russell 2000 Index Fund, ETF, Strike price $119.00, expires 11/18/2016	141,300

	Total Purchased Put Options (Cost $754,014)	347,900

Shares

Registered Investment Companies (d) - 17.2%
8,126,183	State Street Navigator Prime Securities Lending Portfolio	8,126,183

	Total Registered Investment Companies (Cost $8,126,183)	8,126,183

Total Investments - 130.1%		61,567,280

(Cost $55,034,177)
Other Assets & Liabilities, Net - (30.1)%		(14,226,282)

Net Assets - 100.0%		47,340,998

(a)	Non-income producing security.
(b)	Securities (or a portion of securities) on loan. As of September 30, 2016, the market value of securities loaned was $11,408,868. The loaned securities were secured with cash and securities collateral of $11,493,756. Collateral is calculated based on prior day’s prices. See Note 4.
(c)	Options are shown at market value.
(d)	Represents investments of cash collateral received in connection with securities lending.

Glossary:

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
PLC	Public Limited Company
REIT	Real Estate Investment Trust

The Fund had the following futures contracts, for which $231,970 was pledged as collateral, open at September 30, 2016:

Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Short Future:
Russell 2000 Mini Index	December 2016	20	$2,496,600	$(91,949)

Written options contracts outstanding as of September 30, 2016 were as follows:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Value	Premium	Value
Written Call Options:
CBOE SPX Volatility Index	$27.00	November 2016	250	675,000	$24,427	$(15,000)

Written Put Options:
iShares Russell 2000 Index Fund, ETF	$110.00	November 2016	500	5,500,000	74,353	(25,500)
iShares Russell 2000 Index Fund, ETF	$110.00	December 2016	400	4,400,000	74,082	(36,800)
iShares Russell 2000 Index Fund, ETF	$111.00	October 2016	500	5,550,000	47,354	(4,500)
iShares Russell 2000 Index Fund, ETF	$113.00	November 2016	500	5,650,000	98,853	(33,000)
iShares Russell 2000 Index Fund, ETF	$114.00	November 2016	400	4,560,000	70,682	(32,800)

					365,324	(132,600)

Total Written Options Contracts					$389,751	$(147,600)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Total
Securities Lending Transactions[1]
Common Stocks	$8,126,183	$8,126,183
Total Borrowings	$8,126,183	$8,126,183
Gross amount of recognized liabilities for securities lending transactions		$8,126,183

[1]	Amounts represent the payable for cash collateral received on securities on loan. This will generally be in “Overnight and Continuous” column as the securities are typically callable on demand.

34	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of September 30, 2016	Highland Total Return Fund

Principal Amount ($)		Value ($)

Bonds & Notes - 5.2%

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 0.0%
94,923	Federal National Mortgage Assoc. REMIC Series 2012-93, Class SW 5.58%, 09/25/2042 (a)(b)	16,709
6,599	Federal National Mortgage Assoc. STRIPS Series 354, Class 1 12/25/2034 (c)	5,953

	Total Agency Collateralized Mortgage Obligations (Cost $25,281)	22,662

AGENCY MORTGAGE-BACKED SECURITIES - 2.9%
83,043	Federal Home Loan Mortgage Corp. 5.00%, 06/01/2041	93,911
571,391	Federal National Mortgage Assoc. 3.00%, 02/01/2043 - 06/01/2043 (d)	597,180
264,186	3.50%, 11/01/2042 - 02/01/2043 (d)	282,469
115,191	4.00%, 02/01/2044	124,835
240,736	4.50%, 02/01/2040 - 01/01/2041 (d)	264,341
120,865	5.00%, 06/01/2041	137,192
165,134	Government National Mortgage Assoc. 3.00%, 04/20/2043 - 06/20/2043 (d)	173,879
170,093	3.50%, 05/20/2043	181,378
200,252	4.00%, 01/20/2041 - 04/20/2043 (d)	216,002
80,621	4.50%, 05/20/2040 - 03/20/2041 (d)	88,326

	Total Agency Mortgage-Backed Securities (Cost $2,076,065)	2,159,513

ASSET-BACKED SECURITIES - 0.0%
2	Bear Stearns Asset-Backed Securities Trust Series 2003-ABF1, Class A 1.26%, 01/25/2034 (b)	2

	Total Asset-Backed Securities (Cost $2)	2

CORPORATE BONDS & NOTES - 1.3%

BANKS - 0.0%
27,000	Bank of America Corp. 2.60%, 01/15/2019	27,542

COMMERCIAL & PROFESSIONAL SERVICES - 0.1%
31,000	ACCO Brands Corp. 6.75%, 04/30/2020	32,860

CONSUMER DURABLES & APPAREL - 0.0%
19,000	Lennar Corp. 4.50%, 11/15/2019	20,116

CONSUMER SERVICES - 0.1%
32,000	MGM Resorts International 5.25%, 03/31/2020	34,240

DIVERSIFIED FINANCIALS - 0.3%
150,000	Daimler Finance North America LLC 2.38%, 08/01/2018 (e)	152,297
19,000	General Motors Financial Co., Inc. 3.00%, 09/25/2017	19,252
12,000	3.50%, 07/10/2019	12,370

Principal Amount ($)		Value ($)

DIVERSIFIED FINANCIALS (continued)
13,000	Hyundai Capital America 2.13%, 10/02/2017 (e)	13,066

		196,985

ENERGY - 0.1%
14,000	Kinder Morgan, Inc. 3.05%, 12/01/2019	14,317
42,000	5.63%, 11/15/2023 (e)	46,373

		60,690

FOOD & STAPLES RETAILING - 0.0%
10,000	Aramark Services, Inc. 5.75%, 03/15/2020	10,281

HEALTHCARE EQUIPMENT & SERVICES - 0.2%
44,000	HCA, Inc. 6.50%, 02/15/2020	48,840
9,000	Medtronic, Inc. 2.50%, 03/15/2020	9,313
50,000	Tenet Healthcare Corp. 4.75%, 06/01/2020	51,000
30,000	6.00%, 10/01/2020	31,800

		140,953

INSURANCE - 0.0%
21,000	CNA Financial Corp. 5.88%, 08/15/2020	23,871

MEDIA - 0.0%
15,000	Scripps Networks Interactive, Inc. 2.75%, 11/15/2019	15,412

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.1%
26,000	Roche Holdings, Inc. 2.25%, 09/30/2019 (e)	26,694
15,000	Valeant Pharmaceuticals International 6.38%, 10/15/2020 (e)	14,137

		40,831

REAL ESTATE - 0.1%
49,000	American Tower Corp., REIT 3.40%, 02/15/2019	50,942
30,000	Iron Mountain, Inc., REIT 6.00%, 08/15/2023	32,175

		83,117

RETAILING - 0.0%
18,000	Glencore Funding LLC 2.50%, 01/15/2019 (e)	18,047

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.0%
16,000	Xilinx, Inc. 2.13%, 03/15/2019	16,209

TELECOMMUNICATION SERVICES - 0.3%
17,000	Hughes Satellite Systems Corp. 6.50%, 06/15/2019	18,657
510,050	iHeartCommunications, Inc., PIK 14.00%, 02/01/2021	201,470

		220,127

	Total Corporate Bonds & Notes (Cost $1,035,551)	941,281

See accompanying Notes to Financial Statements.	35

INVESTMENT PORTFOLIO (continued)

As of September 30, 2016	Highland Total Return Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

FOREIGN CORPORATE BONDS & NOTES - 0.5%

BANKS - 0.3%
200,000	Barclays Bank PLC 2.25%, 05/10/2017 (e)	201,577

CAPITAL GOODS - 0.1%
61,000	Bombardier, Inc. 7.75%, 03/15/2020 (e)	62,525
18,000	4.75%, 04/15/2019 (e)	17,595

		80,120

MEDIA - 0.0%
27,000	Cogeco Communications, Inc. 4.88%, 05/01/2020 (e)	28,013

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.0%
23,000	Valeant Pharmaceuticals International, Inc. 6.75%, 08/15/2018 (e)(f)	23,230

UTILITIES - 0.1%
64,000	Electricite de France SA 2.15%, 01/22/2019 (e)	64,931

	Total Foreign Corporate Bonds & Notes (Cost $394,331)	397,871

NON-AGENCY COLLATERALIZED MORTGAGE-BACKED SECURITIES - 0.5%
55,000	Banc of America Commercial Mortgage Trust Series 2007-1, Class AMFX 5.48%, 01/15/2049 (b)	54,766
30,000	Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW18, Class AMA 6.09%, 06/11/2050 (b)	31,023
36,071	JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-CB18, Class A4 5.44%, 06/12/2047	36,256
60,000	JPMBB Commercial Mortgage Securities Trust Series 2013-C17, Class C 5.05%, 01/15/2047 (b)	65,018
40,000	LB-UBS Commercial Mortgage Trust Series 2007-C6, Class AMFL 6.11%, 07/15/2040 (e)	40,811
35,000	Series 2007-C6, Class AM 6.11%, 07/15/2040 (b)	36,208
30,000	Morgan Stanley Capital I Trust Series 2007-IQ16, Class AMA 6.25%, 12/12/2049 (b)	30,988
40,000	WF-RBS Commercial Mortgage Trust Series 2014-LC14, Class AS 4.35%, 03/15/2047 (b)	44,619

	Total Non-Agency Collateralized Mortgage-Backed Securities (Cost $347,845)	339,689

	Total Bonds & Notes (Cost $3,879,075)	3,861,018

Shares		Value ($)

Domestic Equity - 54.8%

COMMON STOCKS - 53.3%

AUTOMOBILES & COMPONENTS - 1.1%
30,500	Ford Motor Co.	368,135
14,600	General Motors Co.	463,842

		831,977

CONSUMER DURABLES & APPAREL - 1.4%
125	JG Boswell Co. (f)	80,312
109,549	UCP, Inc., Class A (f)(g)	965,127

		1,045,439

CONSUMER SERVICES - 2.8%
60,900	Jamba, Inc. (f)(g)	665,028
14,680	Wynn Resorts, Ltd.	1,430,126

		2,095,154

DIVERSIFIED FINANCIALS - 15.4%
18,260	Bank of New York Mellon Corp. (The)	728,209
10,630	Berkshire Hathaway, Inc., Class B (g)	1,535,716
42,950	Leucadia National Corp.	817,768
33,801	Oaktree Capital Group LLC	1,433,163
593,222	PICO Holdings, Inc. (g)	6,994,087

		11,508,943

FOOD, BEVERAGE & TOBACCO - 0.1%
2,140	Limoneira Co. (f)	40,446

MATERIALS - 0.5%
564	Keweenaw Land Association, Ltd. (g)	50,483
2,900	Monsanto Co.	296,380
371	Pope Resources a Delaware L.P.	24,670

		371,533

MEDIA - 10.3%
22,850	Liberty Braves Group, Class A (f)(g)	398,732
18,999	Liberty Braves Group, Class C (g)	330,203
83,370	Live Nation Entertainment, Inc. (g)	2,291,008
97,798	Starz, Class A (g)	3,050,320
65,460	Twenty-First Century Fox, Inc., Class B	1,619,480

		7,689,743

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.4%
6,060	Biogen, Inc. (g)	1,896,962
6,550	BioMarin Pharmaceutical, Inc. (g)	606,006
38,095	Gilead Sciences, Inc.	3,014,076
22,291	Pfizer, Inc.	754,996

		6,272,040

REAL ESTATE - 3.2%
14,080	Alexander & Baldwin, Inc.	540,954
740	Consolidated-Tomoka Land Co.	37,881
3,040	Forestar Group, Inc. (f)(g)	35,598
66,222	Great Ajax Corp., REIT	903,930
1,620	Tejon Ranch Co. (g)	39,398
76,600	VEREIT, Inc., REIT	794,342

		2,352,103

36	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2016	Highland Total Return Fund

Shares		Value ($)

Domestic Equity (continued)

RETAILING - 2.6%
93,715	FTD Cos., Inc. (g)	1,927,718

SOFTWARE & SERVICES - 3.0%
581	Alphabet, Inc., Class A (g)	467,159
2,323	Alphabet, Inc., Class C (g)	1,805,644

		2,272,803

TELECOMMUNICATION SERVICES - 4.5%
73,185	Level 3 Communications, Inc. (g)	3,394,320

	Total Common Stocks (Cost $38,813,067)	39,802,219

PREFERRED STOCKS - 1.5%

DIVERSIFIED FINANCIALS - 0.6%
3,349	Special Opportunities Fund, Inc.	86,136
300	Wells Fargo & Co., Series L	390,075

		476,211

REAL ESTATE - 0.9%
13,100	American Homes 4 Rent, Series E	339,814
6,200	CBL & Associates Properties, Inc., Series D	155,062
200	Gramercy Property Trust, Series A (f)	5,428
5,131	Kennedy-Wilson, Inc.	137,832

		638,136

	Total Preferred Stocks (Cost $1,071,763)	1,114,347

	Total Domestic Equity (Cost $39,884,830)	40,916,566

Foreign Equity - 17.9%

COMMON STOCKS - 17.2%

AUTOMOBILES & COMPONENTS - 0.5%
58,000	Fiat Chrysler Automobiles NV	371,200

FOOD, BEVERAGE & TOBACCO - 2.0%
8,093	Diageo PLC	232,386
7,505	Diageo PLC, ADR (f)	870,880
6,950	SABMiller PLC, ADR	403,725

		1,506,991

MEDIA - 4.7%
43,750	Liberty Global PLC, Class A (g)	1,495,375
16,268	Liberty Global PLC LiLAC, Class A (g)	448,834
76,550	Lions Gate Entertainment Corp.	1,530,235

		3,474,444

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 10.0%
15,650	Allergan PLC (g)	3,604,351
19,100	Bayer AG ADR	1,919,550
41,686	Teva Pharmaceutical Industries, Ltd., ADR	1,917,973

		7,441,874

	Total Common Stocks (Cost $13,248,768)	12,794,509

Shares		Value ($)

PREFERRED STOCKS - 0.7%

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.7%
660	Teva Pharmaceutical Industries, Ltd.	535,161

	Total Preferred Stocks (Cost $597,825)	535,161

	Total Foreign Equity (Cost $13,846,593)	13,329,670

Registered Investment Companies - 5.1%
43,533	Cohen & Steers, Ltd., Duration Preferred & Income Fund, Inc.	1,093,984
244	Diversified Real Asset Income Fund	4,207
296	Nuveen Global High Income Fund	4,647
32,748	RiverNorth Opportunities Fund, Inc.	650,048
16,744	Special Opportunities Fund, Inc.	249,653
1,805,907	State Street Navigator Prime Securities Lending Portfolio (h)	1,805,907

	Total Registered Investment Companies (Cost $3,620,059)	3,808,446

Principal Amount ($)

Cash Equivalents - 21.3%

COMMERCIAL PAPER - 1.3%
500,000	Ford Motor Credit Co. LLC 0.01%, 03/02/2017	497,613
500,000	Pfizer, Inc. 0.77%, 01/23/2017	499,018

	Total Commercial Paper (Cost $996,021)	996,631

Shares

MONEY MARKET FUND - 20.0%
14,932,173	State Street Institutional U.S. Government Money Market Fund, Premier Class	14,932,173

	Total Money Market Fund (Cost $14,932,173)	14,932,173

	Total Cash Equivalents (Cost $15,928,194)	15,928,804

Total Investments - 104.3%		77,844,504

(Cost $77,158,751)
Other Assets & Liabilities, Net - (4.3)%		(3,178,162)

Net Assets - 100.0%		74,666,342

(a)	Interest only security (“IO”). These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.
(b)	Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect September 30, 2016.

See accompanying Notes to Financial Statements.	37

INVESTMENT PORTFOLIO (continued)

As of September 30, 2016	Highland Total Return Fund

(c)	Principal only security (“PO”). These types of securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.
(d)	Securities are grouped by coupon and represent a range of maturities.
(e)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At September 30, 2016, these securities amounted to $709,296 or 0.9% of net assets.
(f)	Securities (or a portion of securities) on loan. As of September 30, 2016, the market value of securities loaned was $1,869,447. The loaned securities were secured with cash and securities collateral of $1,910,719. Collateral is calculated based on prior day’s prices. See Note 4.
(g)	Non-income producing security.
(h)	Represents investments of cash collateral received in connection with securities lending.

Glossary:

ADR	American Depositary Receipt
PIK	Payment-in-Kind
PLC	Public Limited Company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
STRIPS	Separate Trading of Registered Interest and Principal of Security

The Fund invested in the following countries as of September 30, 2016:

Country	Percentage (based on Total Investments)
United States	89.0%
United Kingdom	5.1%
Israel	3.1%
Germany	2.5%
Canada	0.2%
France	0.1%

100.0%

Industry	Domestic	Foreign	Percentage (based on Total Investments)
Pharmaceuticals, Biotechnology & Life Sciences	8.0%	10.2%	18.2%
Diversified Financials	15.4%	0.0%	15.4%
Media	9.9%	4.5%	14.4%
Telecommunication Services	4.4%	0.0%	4.4%
Real Estate	3.8%	0.0%	3.8%
Software & Services	2.9%	0.0%	2.9%
Consumer Services	2.7%	0.0%	2.7%
Retailing	2.5%	0.0%	2.5%
Food, Beverage & Tobacco	0.1%	1.9%	2.0%
Automobiles & Components	1.1%	0.5%	1.6%
Consumer Durables & Apparel	1.3%	0.0%	1.3%
Materials	0.5%	0.0%	0.5%

			69.7%

Sector	Percentage (based on Total Investments)
Agency Mortgage-Backed Securities	2.8%
Corporate Bonds & Notes	1.2%
Other (each less than 1.0%)	1.0%

5.0%

Other Instruments	Percentage (based on Total Investments)
Cash Equivalents	20.4%
Registered Investment Companies	4.9%

25.3%

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Total
Securities Lending Transactions[1]
Corporate Bonds & Notes	$23,748	$23,748
Common Stocks	$1,782,159	$1,782,159
Total Borrowings	$1,805,907	$1,805,907
Gross amount of recognized liabilities for securities lending transactions		$1,805,907

[1]	Amounts represent the payable for cash collateral received on securities on loan. This will generally be in “Overnight and Continuous” column as the securities are typically callable on demand.

38	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of September 30, 2016	Highland Tax-Exempt Fund

Principal Amount ($)		Value ($)

Municipal Bonds & Notes - 87.9%

ALASKA - 2.1%
500,000	Alaska Housing Finance Corp. 5.00%, 12/01/2027	589,785

ARIZONA - 2.0%
475,000	Arizona Sports & Tourism Authority 5.00%, 07/01/2025	548,539

CALIFORNIA - 9.8%
500,000	California Statewide Communities Development Authority 5.00%, 05/15/2032	609,540
500,000	Los Angeles County Public Works Financing Authority 5.00%, 12/01/2027	634,970
435,000	Oxnard Financing Authority Insured: AGM 5.00%, 06/01/2028	525,136
18,000	Sacramento, CA Municipal Utility District 6.80%, 10/01/2019	19,483
250,000	State of California 5.25%, 04/01/2035	302,003
5,000	State of California Department of Water Resources 5.00%, 12/01/2021	5,972
495,000	5.00%, 12/01/2021	594,247

		2,691,351

COLORADO - 4.0%
500,000	Holland Creek Metropolitan District 0.86%, 06/01/2041 (a)	500,000
500,000	Regional Transportation District, CO 5.00%, 11/01/2027	605,075

		1,105,075

CONNECTICUT - 5.3%
500,000	State of Connecticut 5.00%, 01/01/2022	580,535
250,000	State of Connecticut Special Tax Revenue 5.00%, 10/01/2028	303,780
500,000	Town of Fairfield, CT 5.00%, 01/01/2021	582,795

		1,467,110

DISTRICT OF COLUMBIA - 2.1%
500,000	District of Columbia 5.00%, 04/01/2030 (a)	571,020

FLORIDA - 4.4%
350,000	City of Lakeland, FL 5.00%, 11/15/2033	413,024
250,000	City of Tampa, FL 5.00%, 10/01/2027	294,410
500,000	Orange County Housing Finance Authority Insured: FANNIE MAE 0.81%, 06/01/2025 (a)	500,000

		1,207,434

Principal Amount ($)		Value ($)

GEORGIA - 6.7%
500,000	City of Atlanta Department of Aviation 5.00%, 01/01/2033	595,040
500,000	City of Atlanta, GA Water & Wastewater Insured: AGM 5.75%, 11/01/2030	710,820
500,000	Municipal Electric Authority of Georgia 5.25%, 01/01/2019	547,625

		1,853,485

HAWAII - 2.1%
500,000	State of Hawaii Airports System 5.25%, 07/01/2024	575,995

ILLINOIS - 7.4%
500,000	Carol Stream Park District Insured: BAM 5.00%, 01/01/2032	588,980
500,000	City of Chicago, IL Motor Fuel Tax Insured: AGM 5.00%, 01/01/2031	572,660
460,000	Illinois Financing Authority 5.00%, 11/15/2027	534,975
315,000	Illinois State University Insured: AGM 4.00%, 04/01/2027	341,659

		2,038,274

INDIANA - 2.0%
500,000	Indiana Municipal Power Agency 5.50%, 01/01/2027	550,740

KENTUCKY - 4.2%
500,000	Kentucky Municipal Power Agency Insured: NATL-RE 5.00%, 09/01/2024	605,105
445,000	Kentucky State Property & Building Commission Insured: AGC 5.25%, 02/01/2027	489,273
55,000	Insured: AGC 5.25%, 02/01/2027	59,940

		1,154,318

MAINE - 1.8%
15,000	Maine Health & Higher Educational Facilities Authority Insured: ST RES FD GTY 5.25%, 07/01/2021	17,185
410,000	Insured: ST RES FD GTY 5.25%, 07/01/2021	470,688

		487,873

MASSACHUSETTS - 3.8%
400,000	Massachusetts Health & Educational Facs. Authority 5.13%, 07/01/2035	438,592
500,000	Massachusetts Water Resources Authority 5.00%, 08/01/2032	608,005

		1,046,597

See accompanying Notes to Financial Statements.	39

INVESTMENT PORTFOLIO (continued)

As of September 30, 2016	Highland Tax-Exempt Fund

Principal Amount ($)		Value ($)

Municipal Bonds & Notes (continued)

MINNESOTA - 1.8%
500,000	City of Minneapolis MN/St Paul Housing & Redev. Authority Insured: AGM 0.92%, 08/15/2034 (a)	500,000

MISSOURI - 3.9%
500,000	Health & Educational Facs. Authority of the State of Missouri 0.93%, 12/01/2035 (a)	500,000
500,000	Missouri Highway & Transportation Commission 5.00%, 05/01/2021	570,195

		1,070,195

NEW JERSEY - 4.2%
500,000	New Jersey Economic Development Authority Insured: AGM 5.00%, 06/15/2029	582,420
500,000	New Jersey Educational Facilities Authority 5.00%, 06/15/2026	568,970

		1,151,390

NEW YORK - 3.8%
500,000	City of New York, GO 0.85%, 12/01/2032 (a)	500,000
500,000	New York State Urban Development Corp. 5.50%, 01/01/2019	550,505

		1,050,505

NORTH CAROLINA - 2.1%
500,000	City of Charlotte, NC 5.00%, 06/01/2023	571,995

OHIO - 2.1%
500,000	City of Cleveland, OH Airport System 5.00%, 01/01/2031	571,830

PENNSYLVANIA - 4.8%
155,000	City of Philadelphia, PA Gas Works Insured: NATL-RE 7.00%, 05/15/2020	173,439
480,000	Pennsylvania State Higher Educational Facilities Authority 5.00%, 09/01/2029	575,285
500,000	Pennsylvania Turnpike Commission 5.00%, 12/01/2032	573,650

		1,322,374

SOUTH CAROLINA - 1.9%
500,000	Georgetown County School District, SC Insured: SCSDE 5.00%, 03/01/2018	528,710

TENNESSEE - 2.3%
50,000	County of Knox, TN 5.00%, 06/01/2025	63,106
500,000	County of Shelby, TN 5.00%, 03/01/2021	567,515

		630,621

Principal Amount ($)		Value ($)

TEXAS - 3.3%
500,000	Central Texas Turnpike System 5.00%, 08/15/2031	594,190
250,000	Texas Transportation Commission State Highway Fund 5.00%, 04/01/2023	307,730

		901,920

	Total Municipal Bonds & Notes (Cost $22,592,740)	24,187,136

Shares

Cash Equivalents - 11.3%
3,102,155	State Street Institutional U.S. Government Money Market Fund, Premier Class	3,102,155

	Total Cash Equivalents (Cost $3,102,155)	3,102,155

Total Investments - 99.2%		27,289,291

(Cost $25,694,895)
Other Assets & Liabilities, Net - 0.8%		232,119

Net Assets - 100.0%		27,521,410

(a)	Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect September 30, 2016.

Glossary:

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
BAM	Build America Mutual
FANNIE MAE	Federal National Mortgage Association
GO	General Obligation
NATL-RE	National Public Finance Guarantee Corp.
SCSDE	South Carolina School State Department of Education
ST RES FD GTY	State Resource Fund Guaranty

40	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of September 30, 2016	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes - 79.2%

AGENCY COLLATERALIZED MORTGAGE OBLIGATION - 0.1%
145,018	Federal National Mortgage Assoc. REMIC Series 2010-16, Class PA 4.50%, 02/25/2040	156,407

	Total Agency Collateralized Mortgage Obligations (Cost $148,908)	156,407

AGENCY MORTGAGE-BACKED SECURITIES - 15.5%
1,543,435	Federal Home Loan Mortgage Corp. 4.00%, 05/01/2044	1,680,050
262,610	5.00%, 06/01/2041	296,978
4,421,662	Federal National Mortgage Assoc. 3.00%, 02/01/2043 - 06/01/2043 (a)	4,621,645
1,952,259	3.50%, 11/01/2042 - 02/01/2043 (a)	2,088,489
2,356,914	4.00%, 01/01/2041 - 03/01/2044 (a)	2,558,162
3,454,583	4.50%, 10/01/2039 - 04/01/2041 (a)	3,794,144
382,212	5.00%, 06/01/2041	433,845
1,909,223	Government National Mortgage Assoc. 3.50%, 05/20/2043	2,035,886
2,027,453	4.00%, 01/20/2041 - 04/20/2043 (a)	2,186,696

	Total Agency Mortgage-Backed Securities (Cost $19,028,691)	19,695,895

ASSET-BACKED SECURITIES - 3.2%
332,000	American Tower Trust I Series 13, Class 1A 1.55%, 03/15/2043 (b)	331,383
352,846	California Republic Auto Receivables Trust Series 2013-2, Class A2 1.23%, 03/15/2019	353,160
428,941	Capital Auto Receivables Asset Trust Series 2013-1, Class C 1.74%, 10/22/2018	429,405
500,000	Series 2014-1, Class D 3.39%, 07/22/2019	511,265
500,000	CPS Auto Receivables Trust Series 2013-C, Class B 3.00%, 08/15/2019 (b)	503,001
700,000	Ford Credit Auto Owner Trust Series 2013-A, Class D 1.86%, 08/15/2019	701,904
750,000	Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 08/25/2019 (b)	747,879
500,000	Santander Drive Auto Receivables Trust Series 2012-5, Class D 3.30%, 09/17/2018	501,490

	Total Asset-Backed Securities (Cost $4,083,903)	4,079,487

CORPORATE BONDS & NOTES - 36.7%

AUTOMOBILES & COMPONENTS - 0.1%
147,000	American Axle & Manufacturing, Inc. 6.25%, 03/15/2021 (c)	153,983

Principal Amount ($)		Value ($)

BANKS - 3.9%
495,000	Bank of America Corp. 2.00%, 01/11/2018	497,434
128,000	4.10%, 07/24/2023	138,585
380,000	Bank of America Corp., MTN 2.60%, 09/28/2020 (d)	380,757
311,000	4.00%, 04/01/2024	335,682
455,000	Corp. Andina de Fomento 4.38%, 06/15/2022	505,846
635,000	Goldman Sachs Capital III 4.00%, 10/31/2016 (d)(e)	517,100
750,000	Mellon Capital IV 4.00%, 10/31/2016 (d)(e)	645,000
250,000	People’s United Bank NA 4.00%, 07/15/2024	255,681
600,000	USB Capital IX 3.50%, 10/31/2016 (d)(e)	514,500
884,000	Wells Fargo & Co. 5.90%, 06/15/2024 (d)(e)	917,150
230,000	Wells Fargo & Co., MTN 4.10%, 06/03/2026	244,310

		4,952,045

CAPITAL GOODS - 1.4%
750,000	Ares Capital Corp. 4.88%, 11/30/2018	783,303
96,000	Cargill, Inc. 6.00%, 11/27/2017 (b)	100,996
213,000	DigitalGlobe, Inc. 5.25%, 02/01/2021 (b)	212,468
228,000	Eaton Corp. 2.75%, 11/02/2022	236,022
500,000	Prospect Capital Corp. 5.00%, 07/15/2019	505,063

		1,837,852

COMMERCIAL & PROFESSIONAL SERVICES - 0.7%
112,000	Catholic Health Initiatives 2.95%, 11/01/2022	113,477
747,000	Pitney Bowes, Inc. 4.63%, 03/15/2024 (c)	777,958

		891,435

CONSUMER DURABLES & APPAREL - 0.7%
500,000	Lennar Corp. 4.75%, 12/15/2017	515,000
307,000	Mattel, Inc. 2.35%, 05/06/2019	312,388

		827,388

DIVERSIFIED FINANCIALS - 10.8%
750,000	Ally Financial, Inc. 2.75%, 01/30/2017	752,006
500,000	American Express Co. 4.90%, 03/15/2020 (d)(e)	493,750
750,000	Block Financial LLC 4.13%, 10/01/2020	786,807
217,000	Citigroup, Inc. 1.75%, 05/01/2018	217,397
202,000	5.50%, 09/13/2025	230,782
750,000	5.88%, 03/27/2020 (d)(e)	758,513

See accompanying Notes to Financial Statements.	41

INVESTMENT PORTFOLIO (continued)

As of September 30, 2016	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

CORPORATE BONDS & NOTES (continued)

DIVERSIFIED FINANCIALS (continued)
150,000	CNH Industrial Capital LLC 3.38%, 07/15/2019 (c)	153,375
150,000	Daimler Finance North America LLC 2.38%, 08/01/2018 (b)	152,297
200,000	Ford Motor Credit Co. LLC 5.88%, 08/02/2021	228,545
750,000	General Electric Capital Corp., MTN 0.98%, 05/13/2024 (d)	708,695
750,000	General Motors Financial Co., Inc. 2.03%, 04/10/2018 (d)	752,531
267,000	Goldman Sachs Group, Inc. (The) 2.38%, 01/22/2018	270,037
311,000	2.63%, 01/31/2019	317,531
104,000	2.90%, 07/19/2018	106,510
247,000	4.00%, 03/03/2024	265,653
516,000	Goldman Sachs Group, Inc. (The), MTN 2.23%, 08/26/2020 (d)	515,924
219,000	Hyundai Capital America 2.13%, 10/02/2017 (b)	220,114
500,000	International Lease Finance Corp. 5.88%, 08/15/2022	555,625
496,000	JPMorgan Chase & Co. 5.00%, 07/01/2019 (d)(e)	489,676
500,000	7.90%, 04/30/2018 (d)(e)	514,375
500,000	Lazard Group LLC 4.25%, 11/14/2020	536,603
208,000	Morgan Stanley 2.13%, 04/25/2018	209,828
224,000	4.88%, 11/01/2022	247,391
133,000	5.00%, 11/24/2025	148,664
500,000	Morgan Stanley & Co., LLC 3.01%, 02/11/2020 (d)	509,375
500,000	Morgan Stanley, MTN 1.93%, 01/16/2020 (d)	498,964
500,000	3.00%, 02/21/2020 (d)(f)	505,650
237,000	4.10%, 05/22/2023	250,935
750,000	Stifel Financial Corp. 3.50%, 12/01/2020	766,851
1,000,000	UBS AG 5.13%, 05/15/2024	1,035,127
495,000	Volkswagen Group of America Finance LLC 2.13%, 05/23/2019 (b)	496,648

		13,696,179

ENERGY - 2.6%
90,000	Anadarko Petroleum Corp. 6.20%, 03/15/2040	103,271
500,000	Chesapeake Energy Corp. 3.93%, 04/15/2019 (d)	470,000
98,000	Continental Resources, Inc. 4.90%, 06/01/2044	82,810
500,000	Devon Energy Corp. 1.39%, 12/15/2016 (d)	499,398
259,000	Energy Transfer Partners LP 6.50%, 02/01/2042	271,004

Principal Amount ($)		Value ($)

ENERGY (continued)
73,000	Freeport-McMoran Oil & Gas LLC 6.50%, 11/15/2020	75,281
65,000	Kerr-McGee Corp. 6.95%, 07/01/2024	78,259
181,000	Kinder Morgan Energy Partners LP 3.50%, 09/01/2023	181,549
205,000	4.30%, 05/01/2024 (c)	212,334
514,000	Linn Energy LLC (g)	130,749
96,000	Newfield Exploration Co. 5.75%, 01/30/2022	99,600
146,000	Rowan Cos., Inc. 4.75%, 01/15/2024	119,720
120,000	Sabine Pass Liquefaction LLC 5.63%, 02/01/2021	127,350
214,000	Unit Corp. 6.63%, 05/15/2021	181,633
197,000	Williams Cos., Inc. (The) 4.55%, 06/24/2024	201,836
99,000	5.75%, 06/24/2044	102,465
317,000	Williams Partners LP 5.25%, 03/15/2020	343,450

		3,280,709

FOOD & STAPLES RETAILING - 0.2%
279,000	Ingles Markets, Inc. 5.75%, 06/15/2023	290,857

FOOD, BEVERAGE & TOBACCO - 0.6%
108,000	Altria Group, Inc. 2.95%, 05/02/2023	113,276
108,000	4.50%, 05/02/2043	121,613
199,000	Anheuser-Busch InBev Worldwide, Inc. 2.50%, 07/15/2022	203,203
142,000	Diageo Investment Corp. 2.88%, 05/11/2022	149,120
111,000	Philip Morris International, Inc. 4.13%, 03/04/2043	119,875

		707,087

HEALTHCARE EQUIPMENT & SERVICES - 0.6%
207,000	Anthem, Inc. 3.30%, 01/15/2023	217,243
395,000	Express Scripts Holding Co. 2.25%, 06/15/2019	400,909
114,000	HCA, Inc. 6.50%, 02/15/2020	126,540

		744,692

INSURANCE - 1.7%
119,000	Allstate Corp. (The) 5.75%, 08/15/2053 (d)	127,999
167,000	American International Group, Inc. 3.38%, 08/15/2020	176,381
750,000	Assured Guaranty US Holdings, Inc. 5.00%, 07/01/2024 (c)	839,311
224,000	Berkshire Hathaway, Inc. 4.50%, 02/11/2043	260,128
253,000	Five Corners Funding Trust 4.42%, 11/15/2023 (b)	273,629

42	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2016	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

CORPORATE BONDS & NOTES (continued)

INSURANCE (continued)
103,000	Genworth Holdings, Inc. 4.80%, 02/15/2024	85,233
101,000	7.70%, 06/15/2020	100,748
221,000	Liberty Mutual Group, Inc. 4.25%, 06/15/2023 (b)	239,429

		2,102,858

MATERIALS - 0.2%
257,000	Hexion, Inc. 6.63%, 04/15/2020	227,445

MEDIA - 1.4%
205,000	Cequel Communications Holdings I LLC 5.13%, 12/15/2021 (b)	206,025
103,000	Comcast Corp. 4.75%, 03/01/2044	121,484
75,000	iHeartCommunications, Inc. 10.00%, 01/15/2018	49,875
238,000	Omnicom Group, Inc. 3.63%, 05/01/2022	255,274
750,000	Time Warner Cable LLC 5.85%, 05/01/2017	768,837
189,000	5.88%, 11/15/2040	210,580
168,000	Time Warner, Inc. 5.35%, 12/15/2043	200,663

		1,812,738

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.1%
203,000	AbbVie, Inc. 1.75%, 11/06/2017	203,722
143,000	2.00%, 11/06/2018	144,538
205,000	Celgene Corp. 3.63%, 05/15/2024	216,115
187,000	Endo Finance LLC & Endo Finco, Inc. 5.38%, 01/15/2023 (b)	166,430
209,000	Gilead Sciences, Inc. 3.70%, 04/01/2024	225,209
97,000	Mylan, Inc. 5.40%, 11/29/2043	104,514
153,000	Novartis Capital Corp. 4.40%, 05/06/2044	181,167
124,000	Valeant Pharmaceuticals International 6.38%, 10/15/2020 (b)	116,870

		1,358,565

REAL ESTATE - 3.4%
148,000	American Campus Communities Operating Partnership LP 4.13%, 07/01/2024	158,150
220,000	American Tower Corp., REIT 3.40%, 02/15/2019	228,719
750,000	CBRE Services, Inc. 5.00%, 03/15/2023	790,260
139,000	Corporate Office Properties LP, REIT 3.60%, 05/15/2023	139,118
750,000	5.25%, 02/15/2024	815,654
750,000	EPR Properties, REIT 5.75%, 08/15/2022	832,991

Principal Amount ($)		Value ($)

REAL ESTATE (continued)
610,000	Hospitality Properties Trust, REIT 4.50%, 06/15/2023	630,551
164,000	National Retail Properties, Inc., REIT 3.90%, 06/15/2024	173,423
500,000	Potlatch Corp., REIT 7.50%, 11/01/2019	556,250

		4,325,116

RETAILING - 1.1%
29,000	Bed Bath & Beyond, Inc. 4.92%, 08/01/2034	29,433
750,000	Coach, Inc. 4.25%, 04/01/2025	785,107
311,000	Glencore Funding LLC 2.50%, 01/15/2019 (b)(c)	311,809
157,000	4.13%, 05/30/2023 (b)	156,440
108,000	Home Depot, Inc. (The) 4.88%, 02/15/2044	132,629

		1,415,418

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.1%
105,000	Xilinx, Inc. 2.13%, 03/15/2019	106,370

SOFTWARE & SERVICES - 0.7%
750,000	eBay, Inc. 2.20%, 08/01/2019	760,120
154,000	Oracle Corp. 3.63%, 07/15/2023	167,384

		927,504

TECHNOLOGY HARDWARE & EQUIPMENT - 2.8%
308,000	Apple, Inc. 2.85%, 05/06/2021	324,791
520,000	HP, Inc. 2.75%, 01/14/2019 (c)	530,305
750,000	Lexmark International, Inc. 5.13%, 03/15/2020	786,217
500,000	Motorola Solutions, Inc. 3.50%, 03/01/2023	498,196
720,000	Seagate HDD Cayman 4.75%, 01/01/2025	680,850
750,000	Xerox Corp. 2.95%, 03/15/2017	754,524

		3,574,883

TELECOMMUNICATION SERVICES - 1.2%
262,000	AT&T, Inc. 2.38%, 11/27/2018	267,073
156,000	4.45%, 04/01/2024	171,735
336,000	5.15%, 03/15/2042	365,908
154,000	L-3 Communications Corp. 3.95%, 05/28/2024	164,151
119,000	Sprint Corp. 7.25%, 09/15/2021	120,041
216,000	Verizon Communications, Inc. 5.15%, 09/15/2023	251,998
215,000	Windstream Services LLC 6.38%, 08/01/2023	196,188

		1,537,094

See accompanying Notes to Financial Statements.	43

INVESTMENT PORTFOLIO (continued)

As of September 30, 2016	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

CORPORATE BONDS & NOTES (continued)

TRANSPORTATION - 0.2%
246,000	Ryder System, Inc., MTN 2.45%, 09/03/2019	251,161

UTILITIES - 1.2%
103,000	CMS Energy Corp. 4.88%, 03/01/2044	121,348
146,000	Duke Energy Corp. 3.75%, 04/15/2024	157,915
215,000	Eversource Energy 1.45%, 05/01/2018	215,489
111,000	Great Plains Energy, Inc. 4.85%, 06/01/2021	121,618
142,000	PacifiCorp 6.25%, 10/15/2037	197,236
126,000	PPL Capital Funding, Inc. 5.00%, 03/15/2044	142,564
324,000	Public Service Electric & Gas Co., MTN 2.38%, 05/15/2023	331,135
259,000	Southern Co. (The) 2.45%, 09/01/2018	264,136

		1,551,441

	Total Corporate Bonds & Notes (Cost $45,697,158)	46,572,820

FOREIGN CORPORATE BONDS & NOTES - 6.3%

BANKS - 1.8%
500,000	Bank of Nova Scotia (The), MTN 1.08%, 08/28/2019 (d)	507,497
200,000	Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 2.30%, 03/10/2019 (b)	202,570
200,000	Intesa Sanpaolo SpA 5.02%, 06/26/2024 (b)	182,798
394,000	Macquarie Bank, Ltd. 2.60%, 06/24/2019 (b)	401,211
249,000	Mizuho Bank, Ltd. 2.45%, 04/16/2019 (b)	253,137
441,000	Royal Bank of Canada 1.20%, 09/19/2017	440,873
240,000	Standard Chartered PLC 5.70%, 03/26/2044 (b)	256,316

		2,244,402

CAPITAL GOODS - 0.8%
200,000	Ardagh Packaging Finance PLC 3.85%, 12/15/2019 (b)(d)	203,260
750,000	BlackRock Capital Investment Corp. 5.50%, 02/15/2018	776,250

		979,510

DIVERSIFIED FINANCIALS - 0.2%
304,000	Invesco Finance PLC 3.13%, 11/30/2022	315,729

ENERGY - 1.4%
108,000	BP Capital Markets PLC 1.38%, 05/10/2018	108,006
205,000	CNOOC Nexen Finance 2014 ULC 4.25%, 04/30/2024	222,173

Principal Amount ($)		Value ($)

ENERGY (continued)
138,000	Nexen, Inc. 6.40%, 05/15/2037	185,092
493,000	Petrobras Global Finance BV 2.82%, 01/15/2019 (c)(d)	484,372
201,000	5.38%, 01/27/2021	199,291
95,000	Petroleos Mexicanos 3.50%, 07/18/2018	97,423
325,000	Shell International Finance BV 3.40%, 08/12/2023	347,168
106,000	Statoil ASA 4.80%, 11/08/2043	124,027
95,000	Weatherford International, Ltd. 5.95%, 04/15/2042	65,550

		1,833,102

INSURANCE - 0.1%
100,000	XLIT, Ltd. 5.25%, 12/15/2043	110,384

MATERIALS - 0.6%
205,000	Agrium, Inc. 4.90%, 06/01/2043	217,176
103,000	Kinross Gold Corp. 5.95%, 03/15/2024	108,078
192,000	Teck Resources, Ltd. 3.75%, 02/01/2023	176,640
109,000	5.40%, 02/01/2043	94,830
157,000	Yamana Gold, Inc. 4.95%, 07/15/2024	162,432

		759,156

MEDIA - 0.2%
208,000	Cogeco Communications, Inc. 4.88%, 05/01/2020 (b)	215,800

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.7%
237,000	Actavis Funding SCS 1.30%, 06/15/2017	236,843
197,000	3.85%, 06/15/2024	209,732
99,000	4.85%, 06/15/2044	109,322
213,000	Perrigo Co. PLC 2.30%, 11/08/2018	213,839
151,000	Valeant Pharmaceuticals International, Inc. 6.75%, 08/15/2018 (b)(c)	152,510

		922,246

SOFTWARE & SERVICES - 0.1%
109,000	Tencent Holdings, Ltd. 3.38%, 05/02/2019 (b)	112,983

TELECOMMUNICATION SERVICES - 0.4%
295,000	America Movil SAB de CV 5.00%, 03/30/2020	324,712
200,000	Telecom Italia SpA 5.30%, 05/30/2024 (b)	205,224

		529,936

	Total Foreign Corporate Bonds & Notes (Cost $7,896,741)	8,023,248

44	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2016	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

MUNICIPAL BONDS & NOTES - 4.8%
765,000	City of Fort Collins 0.92%, 12/01/2032 (d)	765,000
635,000	Comstock Park Public Schools Insured: Q-SBLF 6.30%, 05/01/2026	748,297
750,000	Industry Public Facilities Authority of California Insured: AGM 5.04%, 01/01/2027	793,508
750,000	5.75%, 01/01/2024	758,655
720,000	New York State Dormitory Authority 5.00%, 01/01/2024	729,670
850,000	Pennsylvania Turnpike Commission 7.47%, 06/01/2025	967,070
320,000	Port Authority of New York & New Jersey 4.46%, 10/01/2062	368,560
300,000	San Francisco City & County Redevelopment Agency 8.26%, 08/01/2029	395,628
470,000	Stanton Redevelopment Agency 8.63%, 12/01/2025	600,514

	Total Municipal Bonds & Notes (Cost $5,902,480)	6,126,902

NON-AGENCY COLLATERALIZED MORTGAGE-BACKED SECURITIES - 2.8%
465,000	Banc of America Commercial Mortgage Trust Series 2007-1, Class AMFX 5.48%, 01/15/2049 (d)	463,017
230,000	Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW18, Class AMA 6.09%, 06/11/2050 (d)	237,840
120,000	Commercial Mortgage Pass-Through Certificates Series 2014-CR14, Class AM 4.53%, 02/10/2047 (d)	134,862
100,000	Series 2013-LC13, Class AM 4.56%, 08/10/2046 (b)(d)	112,264
3,009	GS Mortgage Securities Trust Series 2011-GC5, Class A2 3.00%, 08/10/2044	3,007
205,000	Series 2014, Class C 3.79%, 01/10/2031 (b)	207,968
105,000	Series 2014-GC20, Class AS 4.26%, 04/10/2047	114,933
132,259	JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-CB18, Class A4 5.44%, 06/12/2047	132,940
100,000	JPMBB Commercial Mortgage Securities Trust Series 2014-C18, Class C 4.97%, 02/15/2047 (d)	106,429
153,000	Series 2013-C17, Class C 5.05%, 01/15/2047 (d)	165,797
250,000	LB-UBS Commercial Mortgage Trust Series 2007-C6, Class AMFL 6.11%, 07/15/2040 (b)	255,071

Principal Amount ($)		Value ($)

NON-AGENCY COLLATERALIZED MORTGAGE-BACKED SECURITIES (continued)
220,000	Series 2007-C6, Class AM 6.11%, 07/15/2040 (d)	227,593
210,000	Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C10, Class AS 4.22%, 07/15/2046 (d)	231,271
191,000	Series 2013-C10, Class C 4.22%, 07/15/2046 (d)	202,066
100,000	Morgan Stanley Capital I Trust Series 2012-C4, Class B 5.21%, 03/15/2045 (b)(d)	112,469
72,490	Series 2006-T21, Class AJ 5.27%, 10/12/2052 (d)	72,454
230,000	Series 2007-IQ16, Class AMA 6.25%, 12/12/2049 (d)	237,571
115,000	WF-RBS Commercial Mortgage Trust Series 2013-C17, Class AS 4.26%, 12/15/2046	128,223
263,000	Series 2014-LC14, Class AS 4.35%, 03/15/2047 (d)	293,372
140,000	Series 2014-C19, Class B 4.72%, 03/15/2047 (d)	157,421

	Total Non-Agency Collateralized Mortgage-Backed Securities (Cost $3,578,919)	3,596,568

SOVEREIGN BONDS - 0.8%
200,000	Brazilian Government International Bond 4.25%, 01/07/2025	199,750
226,000	Chile Government International Bond 3.63%, 10/30/2042	241,537
200,000	Colombia Government International Bond 2.63%, 03/15/2023	197,800
210,000	Mexico Government International Bond, MTN 4.75%, 03/08/2044	218,138
133,000	Turkey Government International Bond 3.25%, 03/23/2023	125,330

	Total Sovereign Bonds (Cost $961,308)	982,555

U.S. GOVERNMENT AGENCIES - 9.0%
2,000,000	Federal Home Loan Bank 1.00%, 10/28/2022 (h)	2,000,320
1,000,000	Federal Home Loan Mortgage Corp., MTN 1.00%, 05/25/2021 (h)	999,008
996,000	1.00%, 06/09/2021 (h)	995,944
1,000,000	1.00%, 06/30/2021 (h)	998,637
2,000,000	1.25%, 10/29/2020 (h)	2,000,414
1,000,000	Federal National Mortgage Assoc. 1.00%, 12/30/2019 (h)	1,000,066
1,500,000	1.00%, 06/30/2021 (h)	1,499,927
2,000,000	1.38%, 10/29/2020 (h)	2,000,446

	Total U.S. Government Agencies (Cost $11,484,483)	11,494,762

	Total Bonds & Notes (Cost $98,782,591)	100,728,644

See accompanying Notes to Financial Statements.	45

INVESTMENT PORTFOLIO (concluded)

As of September 30, 2016	Highland Fixed Income Fund

Shares		Value ($)

Domestic Equity - 4.6%

COMMON STOCKS - 1.9%
78,000	Gramercy Property Trust, REIT	751,920
158,000	VEREIT, Inc., REIT	1,638,460

	Total Common Stocks (Cost $2,390,425)	2,390,380

PREFERRED STOCKS - 2.7%

BANKS - 2.6%
30,000	Countrywide Capital V	774,375
22,109	First Republic Bank (e)	602,083
39,748	First Republic Bank, Series A (e)	1,020,828
28,000	GMAC Capital Trust I, Series 2	712,390
6,572	Wells Fargo & Co. (e)	176,409

		3,286,085

REAL ESTATE - 0.1%
7,565	PS Business Parks, Inc., REIT, Series S (e)	192,529

	Total Preferred Stocks (Cost $3,415,158)	3,478,614

	Total Domestic Equity (Cost $5,805,583)	5,868,994

Foreign Equity - 1.0%

PREFERRED STOCKS - 1.0%

INDUSTRIAL - 1.0%
750	Allergan PLC, Series A	614,250
750	Teva Pharmaceutical Industries, Ltd.	608,137

		1,222,387

	Total Preferred Stocks (Cost $1,273,535)	1,222,387

	Total Foreign Equity (Cost $1,273,535)	1,222,387

Registered Investment Companies - 9.4%
53,675	BlackRock Build America Bond Trust	1,286,590
40,459	Cohen & Steers, Ltd., Duration Preferred & Income Fund, Inc.	1,016,735
49,290	DoubleLine Income Solutions Fund	943,903
47,291	Nuveen Build America Bond Fund	1,072,560
140,000	Nuveen Credit Strategies Income Fund	1,187,200
46,950	PCM Fund, Inc.	469,500
34,400	PIMCO Corporate & Income Opportunity Fund	502,584
79,000	PIMCO Dynamic Credit & Mortgage Income Fund	1,610,810
25,000	PIMCO Dynamic Income Fund	712,000
2,723,535	State Street Navigator Prime Securities Lending Portfolio (i)	2,723,535
34,540	Templeton Emerging Markets Income Fund (c)	379,940

	Total Registered Investment Companies (Cost $11,761,977)	11,905,357

Shares		Value ($)

Cash Equivalents - 7.7%
9,750,742	State Street Institutional U.S. Government Money Market Fund, Premier Class	9,750,742

	Total Cash Equivalents (Cost $9,750,742)	9,750,742

Total Investments - 101.9%		129,476,124

(Cost $127,374,428)
Other Assets & Liabilities, Net - (1.9)%		(2,473,199)

Net Assets - 100.0%		127,002,925

(a)	Securities are grouped by coupon and represent a range of maturities.
(b)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At September 30, 2016, these securities amounted to $7,108,999 or 5.6% of net assets.
(c)	Securities (or a portion of securities) on loan. As of September 30, 2016, the market value of securities loaned was $2,665,203. The loaned securities were secured with cash collateral of $2,723,535. Collateral is calculated based on prior day’s prices. See Note 4.
(d)	Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect September 30, 2016.
(e)	Perpetual maturity. Maturity date presented represents the next call date.
(f)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate value of $505,650, or 0.4% of net assets, were fair valued under the Fund’s valuation procedures as of September 30, 2016.
(g)	The issuer is, or is in danger of being, in default of its payment obligation. Full income is not being accrued, although adequate protection payments are being made in certain cases.
(h)	Step coupon bond. The interest rate shown reflects the rate in effect September 30, 2016 and will reset at a future date.
(i)	Represents investments of cash collateral received in connection with securities lending.

Glossary:

AGM	Assured Guaranty Municipal Corp.
MTN	Medium-Term Note
PLC	Public Limited Company
Q-SBLF	Qualified School Board Loan Fund
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Total
Securities Lending Transactions[1]
Corporate Bonds & Notes	$2,721,085	$2,721,085
Common Stocks	2,450	2,450
Total Borrowings	$2,723,535	$2,723,535
Gross amount of recognized liabilities for securities lending transactions		$2,723,535

[1]	Amounts represent the payable for cash collateral received on securities on loan. This will generally be in “Overnight and Continuous” column as the securities are typically callable on demand.

46	See accompanying Notes to Financial Statements.

THIS PAGE LEFT BLANK INTENTIONALLY

STATEMENTS OF ASSETS AND LIABILITIES

As of September 30, 2016

	Highland Global Allocation Fund ($)	Highland Premier Growth Equity Fund ($)	Highland Small-Cap Equity Fund ($)
Assets
Investments, at value(a)	996,838,258	189,615,773	61,567,280
Affiliated investments, at value (Note 10)	174,179,959	3,526,016	—

Total Investments, at value	1,171,018,217	193,141,789	61,567,280
Cash equivalents (Note 2)	—	—	—
Cash	16,726,038	1,541,701	730,064
Restricted Cash — Futures (Note 3)	8,737,483	—	118,000
Restricted Cash — Securities Sold Short (Note 2)	106,061,210	—	—
Foreign currency	—	—	—
Receivable for:
Investments sold	21,698,718	—	—
Dividends and interest	12,033,072	105,277	89,273
Fund shares sold	1,393,108	10,085	214,086
Variation margin on futures contracts	—	—	22,197
Prepaid expenses and other assets	9,166	16,076	28,209

Total assets	1,337,677,012	194,814,928	62,769,109

Liabilities
Bank overdraft of foreign currency	28	—	—
Due to custodian	—	—	—
Due to broker	215,185,584	1,045,934	48
Notes payable (Note 6)	40,000,000	1,500,000	6,000,000
Securities sold short, at value (Notes 2 and 8)	103,103,760	—	—
Written options contracts, at value (Note 3)	6,977,850	—	147,600

Payable for:
Upon receipt of securities loaned (Note 4)	3,278,235	10,272,491	8,126,183
Distributions to shareholders	76,023	—	—
Investments purchased	38,358,892	5,571,427	1,047,276
Fund shares redeemed	3,243,518	945,377	45,065
Variation margin on futures contracts	266,933	—	—
Investment advisory and administration fees (Note 7)	313,548	88,072	12,749
Trustees’ fees	—	43	—
Distribution and shareholder service fees (Note 7)	44,225	7,003	1,660
Transfer agent fees	235,607	39,148	11,551
Interest expense (Note 6)	76,192	6,043	10,141
Commitment fee payable (Note 6)	10,579	2,099	384
Accrued expenses and other liabilities	553,665	115,438	25,454

Total liabilities	411,724,639	19,593,075	15,428,111

Commitments and Contingencies (Note 7)

Net Assets	925,952,373	175,221,853	47,340,998

48	See accompanying Notes to Financial Statements.

Highland Funds II

Highland Total Return Fund ($)	Highland Tax- Exempt Fund ($)	Highland Fixed Income Fund ($)

61,915,700	24,187,136	119,725,382
—	—	—

61,915,700	24,187,136	119,725,382
15,928,804	3,102,155	9,750,742
—	—	—
—	—	—
—	—	—
14	—	—

2,121,864	—	168,285
143,490	279,631	902,353
6,657	18,235	20,736
—	—	—
17,067	13,485	17,229

80,133,596	27,600,642	130,584,727

—	—	—
—	—	71,059
—	—	—
—	—	—
—	—	—
—	—	—

1,805,907	—	2,723,535
—	22,666	37,655
3,526,635	—	122,252
31,764	24,650	468,575
—	—	—
31,110	3,658	38,886
—	—	—
2,778	1,126	4,839
15,987	3,286	26,410
—	—	—
808	303	1,418
52,265	23,543	87,173

5,467,254	79,232	3,581,802

74,666,342	27,521,410	127,002,925

See accompanying Notes to Financial Statements.	49

STATEMENTS OF ASSETS AND LIABILITIES (continued)

As of September 30, 2016

	Highland Global Allocation Fund ($)	Highland Premier Growth Equity Fund ($)	Highland Small-Cap Equity Fund ($)
Net Assets Consist of:
Par value (Note 1)	107,377	5,199	3,419
Paid-in capital	1,408,118,528	93,823,226	38,111,762
Accumulated net investment income (loss)	(500,278)	(9,852)	321,251
Accumulated net realized gain (loss) from investments, securities sold short, written options, futures contracts and foreign currency transactions	(105,486,767)	35,061,439	2,221,261
Net unrealized appreciation (depreciation) on investments, securities sold short, written options, futures contracts and foreign currency translations	(376,286,487)	46,341,841	6,683,305

Net Assets	925,952,373	175,221,853	47,340,998

Investments, at cost	1,363,873,723	143,299,948	55,034,177
Affiliated investments, at cost (Note 10)	184,714,832	3,500,000	—
Cash equivalents, at cost (Note 2)	—	—	—
Foreign currency, at cost	(28)	—	—
Proceeds from securities sold short	85,453,473	—	—
Written option premiums received	26,343,580	—	389,751
(a) Includes market value of securities on loan:	3,624,440	20,693,494	11,408,868

Class A:
Net assets	313,145,245	117,817,037	35,935,081
Shares outstanding ($0.001 par value; unlimited shares authorized)	37,279,331	3,420,357	2,568,102

Net asset value per share(a)(b)	8.40	34.45	13.99

Maximum offering price per share(c)	8.91	36.55	14.84

Class C:
Net assets	245,556,068	21,466,040	3,184,992
Shares outstanding ($0.001 par value; unlimited shares authorized)	33,122,872	770,797	308,500

Net asset value and offering price per share(a)	7.41	27.85	10.32

Class Y:
Net assets	367,251,060	35,938,776	8,220,925
Shares outstanding ($0.001 par value; unlimited shares authorized)	36,974,976	1,008,139	542,203

Net asset value, offering and redemption price per share	9.93	35.65	15.16

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).
(b)	Purchases of $1,000,000 or more are subject to a 0.50% CDSC if redeemed within one year of purchase.
(c)

The sales charge is 5.75% for all Funds except for the Tax-Exempt Fund and Fixed Income Fund, which is 4.25%. On sales of $1,000,000 or more, there is no sales charge and therefore the offering will be lower.

50	See accompanying Notes to Financial Statements.

Highland Funds II

Highland Total Return Fund ($)	Highland Tax- Exempt Fund ($)	Highland Fixed Income Fund ($)

3,436	2,328	9,725
73,248,490	25,874,661	126,705,539
727,266	51,661	(37,655)
4,305	(1,636)	(1,776,380)
682,845	1,594,396	2,101,696

74,666,342	27,521,410	127,002,925

61,230,557	22,592,740	117,623,686
—	—	—
15,928,194	3,102,155	9,750,742
15	—	—
—	—	—
—	—	—
1,869,447	—	2,665,203

56,344,624	25,514,829	118,518,699
2,575,125	2,159,339	9,075,493

21.88	11.82	13.06

23.21	12.34	13.64

6,182,876	1,848,867	5,584,893
315,317	156,563	427,104

19.61	11.81	13.08

12,138,842	157,714	2,899,333
545,879	12,303	222,179

22.24	12.82	13.05

See accompanying Notes to Financial Statements.	51

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2016

	Highland Global Allocation Fund ($)	Highland Premier Growth Equity Fund ($)	Highland Small-Cap Equity Fund ($)
Investment Income
Income:
Dividends from unaffiliated issuers	15,810,985	2,827,971	701,563
Dividends from affiliated issuers (Note 10)	6,425,978	—	—
Less: Foreign taxes withheld	(74,773)	—	—
Securities lending income (Note 4)	732,166	47,349	126,544
Interest from unaffiliated issuers	88,157,720	10,445	3,108
Other income	214,566	195	—

Total Income	111,266,642	2,885,960	831,215

Expenses:
Investment advisory (Note 7)	4,448,264	1,322,295	376,578
Distribution and shareholder service fees: (Note 7)
Class A	819,480	379,195	74,168
Class C	2,819,428	268,727	26,698
Class R*	1,371	1,056	7
Transfer agent fees	1,328,383	231,929	55,381
Trustees fees (Note 7)	191,645	39,610	6,618
Accounting services fees	680,032	84,997	21,705
Audit fees	330,964	67,527	10,413
Legal fees	812,872	131,341	26,114
Registration fees	163,527	56,206	49,150
Insurance	224,056	30,887	4,796
Reports to shareholders	358,910	47,486	8,587
Interest expense (Note 6)	1,170,908	86,010	65,081
Commitment fees-credit agreement (Note 6)	37,467	7,602	1,179
Dividends and fees on securities sold short (Note 2)	1,769,720	71,152	—
Other	413,399	27,542	9,486

Total operating expenses before waiver and reimbursement (Note 7)	15,570,426	2,853,562	735,961
Less: Expenses waived or borne by the adviser and administrator	(660,281)	—	(222,967)

Net operating expenses	14,910,145	2,853,562	512,994

Net investment income	96,356,497	32,398	318,221

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments from unaffiliated issuers	(115,433,424)	36,629,344	2,353,370
Investments from affiliated issuers (Note 10)	(6,371,312)	—	—
Securities sold short (Note 2)	24,927,932	—	—
Written options contracts (Note 3)	(3,808,116)	600,213	(26,131)
Futures contracts (Note 3)	15,561,519	449,788	(34,871)
Foreign currency related transactions	401,009	—	—
Change in unrealized appreciation (depreciation) on:
Investments	7,786,679	(12,343,332)	5,396,054
Securities sold short (Note 2)	(27,794,563)	—	—
Written options contracts (Note 3)	49,673,199	—	242,151
Futures contracts (Note 3)	(431,684)	43,898	(91,949)
Foreign currency related translations	55,399	—	—

Net realized and unrealized gain (loss) on investments	(55,433,362)	25,379,911	7,838,624

Total increase in net assets resulting from operations	40,923,135	25,412,309	8,156,845

*	Class R Shares liquidated on March 15, 2016.

52	See accompanying Notes to Financial Statements.

Highland Funds II

Highland Total Return Fund ($)	Highland Tax-Exempt Fund ($)	Highland Fixed Income Fund ($)

1,757,385	—	1,323,176
—	—	—
(27,572)	—	(2,349)
50,913	—	23,049
253,699	674,121	3,286,063
—	—	2,290

2,034,425	674,121	4,632,229

380,433	86,781	398,684

144,087	55,938	305,370
75,354	21,196	63,018
3	—	27
91,527	18,982	150,631
14,019	4,611	24,520
42,855	20,854	81,813
23,031	7,203	40,190
43,161	14,430	75,248
59,482	48,706	61,469
9,701	2,527	16,973
12,480	2,050	10,944
—	—	—
2,721	899	4,644
—	—	—
8,174	3,244	12,806

907,028	287,421	1,246,337
—	(48,223)	(9,458)

907,028	239,198	1,236,879

1,127,397	434,923	3,395,350

349,887	(1,636)	336,204
—	—	—
—	—	—
—	—	—
—	—	—
(184)	—	—

6,729,705	464,416	4,840,964
—	—	—
—	—	—
—	—	—
39	—	—

7,079,447	462,780	5,177,168

8,206,844	897,703	8,572,518

See accompanying Notes to Financial Statements.	53

STATEMENTS OF CHANGES IN NET ASSETS

	Highland Global Allocation Fund		Highland Premier Growth Equity Fund

	Year Ended September 30, 2016 ($)	Year Ended September 30, 2015 ($)	Year Ended September 30, 2016 ($)	Year Ended September 30, 2015 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income	96,356,497	43,677,074	32,398	240,780
Net realized gain (loss) on investments, securities sold short, written options, futures contracts and foreign currency transactions	(84,722,392)	(6,169,891)	37,679,345	18,528,005
Net increase (decrease) in unrealized appreciation (depreciation) on investments, securities sold short, written options, futures contracts and foreign currency transactions	29,289,030	(405,735,435)	(12,299,434)	(22,007,193)

Net increase (decrease) from operations	40,923,135	(368,228,252)	25,412,309	(3,238,408)

Distributions to shareholders from:
Net investment income
Class A	(25,412,167)	(22,436,035)	—	—
Class C	(21,982,759)	(15,657,199)	—	—
Class R*	(10,145)	(38,382)	—	—
Class Y	(28,369,519)	(30,496,073)	—	—
Net realized gains
Class A	—	(18,122,978)	(13,679,940)	(11,788,161)
Class C	—	(7,574,601)	(2,496,399)	(1,387,114)
Class R*	—	(23,582)	(41,512)	(10,202)
Class Y	—	(10,274,618)	(2,858,075)	(2,335,115)
Return of Capital
Class A	(1,373,774)	—	—	—
Class C	(1,181,620)	—	—	—
Class R*	—	—	—	—
Class Y	(1,910,267)	—	—	—

Total distributions	(80,240,251)	(104,623,468)	(19,075,926)	(15,520,592)

Increase in net assets from operations and distributions	(39,317,116)	(472,851,720)	6,336,383	(18,759,000)

Share transactions:
Proceeds from sale of shares
Class A	56,983,751	355,234,435	26,455,803	33,515,248
Class C	43,427,320	405,941,487	18,638,139	6,951,148
Class R*	468,036	1,045,392	134,892	359,001
Class Y	171,334,307	1,112,187,228	14,576,359	13,993,837
Value of distributions reinvested
Class A	24,038,268	37,324,754	13,177,863	11,299,144
Class C	15,924,913	14,679,548	2,210,199	1,305,541
Class R*	10,145	61,964	41,512	10,202
Class Y	22,100,704	24,590,099	2,437,135	2,008,943
Cost of shares redeemed
Class A	(180,976,062)	(336,968,759)	(95,866,930)	(28,675,606)
Class C	(193,204,786)	(64,660,769)	(18,175,891)	(3,496,204)
Class R*	(1,048,235)	(784,432)	(543,753)	(69,000)
Class Y	(580,662,411)	(372,484,500)	(18,652,595)	(8,644,935)

Net increase (decrease) from shares transactions	(621,604,050)	1,176,166,447	(55,567,267)	28,557,319

Total increase (decrease) in net assets	(660,921,166)	703,314,727	(49,230,884)	9,798,319

Net Assets
Beginning of period	1,586,873,539	883,558,812	224,452,737	214,654,418

End of period	925,952,373	1,586,873,539	175,221,853	224,452,737

Accumulated net investment income (loss)	(500,278)	(32,232,800)	(9,852)	240,780

*	Class R Shares liquidated on March 15, 2016.

54	See accompanying Notes to Financial Statements.

Highland Funds II

Highland Small-Cap Equity Fund		Highland Total Return Fund		Highland Tax-Exempt Fund

Year Ended September 30, 2016 ($)	Year Ended September 30, 2015 ($)	Year Ended September 30, 2016 ($)	Year Ended September 30, 2015 ($)	Year Ended September 30, 2016 ($)	Year Ended September 30, 2015 ($)

318,221	5,329	1,127,397	1,117,387	434,923	452,558

2,292,368	5,235,431	349,703	7,913,939	(1,636)	1,223,843

5,546,256	(5,956,678)	6,729,744	(12,716,198)	464,416	(1,280,397)

8,156,845	(715,918)	8,206,844	(3,684,872)	897,703	396,004

—	—	(997,370)	(701,201)	(405,626)	(431,970)
—	—	(136,143)	(55,119)	(22,976)	(15,270)
—	—	(17)	(12)	—	—
—	—	(207,486)	(5,877)	(6,308)	(5,372)

(4,220,105)	(3,927,776)	(5,816,092)	(3,338,589)	(534,409)	(233,459)
(490,516)	(416,112)	(866,320)	(305,361)	(56,931)	(11,316)
(1,011)	(166)	(118)	(61)	—	—
(291,974)	(210,968)	(954,098)	(26,508)	(11,298)	(1,716)

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

(5,003,606)	(4,555,022)	(8,977,644)	(4,432,728)	(1,037,548)	(699,103)

3,153,239	(5,270,940)	(770,800)	(8,117,600)	(139,845)	(303,099)

6,409,035	5,978,344	2,547,888	1,388,612	13,200,700	5,600,317
570,872	791,877	4,502,651	2,053,612	2,713,712	500,317
5,698	—	—	—	—	—
7,927,937	6,765,875	7,522,762	8,632,058	58,473	322,496

4,089,247	3,835,382	6,043,373	3,688,771	555,775	483,951
469,907	393,220	445,816	195,514	32,821	13,231
1,011	166	136	73	—	—
271,511	189,733	1,048,479	13,595	15,021	4,599

(6,875,789)	(9,160,028)	(11,292,958)	(7,999,452)	(6,556,251)	(14,512,379)
(850,353)	(1,006,595)	(4,660,904)	(961,779)	(2,048,227)	(256,931)
(6,617)	—	(1,200)	—	—	—
(4,042,179)	(4,856,894)	(4,014,295)	(754,150)	(337,583)	(66,683)

7,970,280	2,931,080	2,141,748	6,256,854	7,634,441	(7,911,082)

11,123,519	(2,339,860)	1,370,948	(1,860,746)	7,494,596	(8,214,181)

36,217,479	38,557,339	73,295,394	75,156,140	20,026,814	28,240,995

47,340,998	36,217,479	74,666,342	73,295,394	27,521,410	20,026,814

321,251	19,762	727,266	970,057	51,661	51,648

See accompanying Notes to Financial Statements.	55

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds II

	Highland Fixed Income Fund

	Year Ended September 30, 2016 ($)	Year Ended September 30, 2015 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income	3,395,350	2,976,352
Net realized gain on investments	336,204	1,967,552
Net increase (decrease) in unrealized appreciation (depreciation) on investments	4,840,964	(3,761,421)

Net increase from operations	8,572,518	1,182,483

Distributions to shareholders from:
Net investment income
Class A	(3,094,110)	(2,903,144)
Class C	(114,635)	(52,516)
Class R*	(136)	(137)
Class Y	(123,610)	(28,741)
Return of Capital
Class A	(279,296)	(290,997)
Class C	(14,409)	(8,128)
Class R*	—	(15)
Class Y	(10,151)	(2,457)

Total distributions	(3,636,347)	(3,286,135)

Increase in net assets from operations and distributions	4,936,171	(2,103,652)

Share transactions:
Proceeds from sale of shares
Class A	6,052,511	6,738,623
Class C	7,260,554	2,873,644
Class R*	—	10,000
Class Y	2,757,070	4,401,420
Value of distributions reinvested
Class A	2,989,019	2,792,691
Class C	99,577	39,981
Class R*	123	152
Class Y	123,055	25,302
Cost of shares redeemed
Class A	(21,905,017)	(25,491,904)
Class C	(5,742,870)	(2,238,620)
Class R*	(12,109)	—
Class Y	(4,185,229)	(562,354)

Net decrease from shares transactions	(12,563,316)	(11,411,065)

Total decrease in net assets	(7,627,145)	(13,514,717)

Net Assets
Beginning of period	134,630,070	148,144,787

End of period	127,002,925	134,630,070

Accumulated net investment loss	(37,655)	(36,504)

*	Class R Shares liquidated on March 15, 2016.

56	See accompanying Notes to Financial Statements.

THIS PAGE LEFT BLANK INTENTIONALLY

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Highland Global Allocation Fund		Highland Premier Growth Equity Fund

	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015
CAPITAL STOCK ACTIVITY - SHARES

Class A:
Shares sold	7,236,362	33,212,734	810,735	958,696
Issued for distribution reinvested	3,121,408	3,680,615	389,417	325,155
Shares redeemed	(23,272,353)	(32,458,062)	(3,022,179)	(819,534)

Net increase (decrease) in fund shares	(12,914,583)	4,435,287	(1,822,027)	464,317

Class C:
Shares sold	6,266,523	42,225,271	678,111	237,589
Issued for distribution reinvested	2,336,210	1,669,107	80,283	45,112
Shares redeemed	(28,066,560)	(7,254,262)	(701,299)	(119,895)

Net increase (decrease) in fund shares	(19,463,827)	36,640,116	57,095	162,806

Class R:*
Shares sold	56,933	96,127	3,866	10,210
Issued for distribution reinvested	1,405	6,065	1,250	298
Shares redeemed	(149,242)	(75,780)	(17,775)	(1,944)

Net increase (decrease) in fund shares	(90,904)	26,412	(12,659)	8,564

Class Y:
Shares sold	18,830,850	89,425,880	434,358	386,473
Issued for distribution reinvested	2,446,287	2,156,933	69,732	56,241
Shares redeemed	(63,807,546)	(32,298,432)	(562,923)	(240,578)

Net increase (decrease) in fund shares	(42,530,409)	59,284,381	(58,833)	202,136

*	Class R Shares liquidated on March 15, 2016.

58	See accompanying Notes to Financial Statements.

Highland Funds II

Highland Small-Cap Equity Fund		Highland Total Return Fund		Highland Tax-Exempt Fund

Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015

483,427	409,446	121,128	59,728	1,126,467	460,475
361,880	277,123	286,796	155,181	47,532	40,315
(573,114)	(645,768)	(529,286)	(336,156)	(557,979)	(1,205,846)

272,193	40,801	(121,362)	(121,247)	616,020	(705,056)

60,622	70,684	231,049	97,659	230,272	41,254
56,008	36,208	23,498	8,980	2,811	1,104
(92,225)	(89,346)	(253,389)	(44,526)	(174,163)	(21,329)

24,405	17,546	1,158	62,113	58,920	21,029

443	—	—	—	—	—
91	12	6	3	—	—
(645)	—	(59)	—	—	—

(111)	12	(53)	3	—	—

558,259	444,614	347,515	360,342	4,629	25,000
22,219	12,846	49,020	564	1,185	355
(296,420)	(309,830)	(195,467)	(31,426)	(26,487)	(5,154)

284,058	147,630	201,068	329,480	(20,673)	20,201

See accompanying Notes to Financial Statements.	59

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds II

	Highland Fixed Income Fund

	Year Ended September 30, 2016	Year Ended September 30, 2015
CAPITAL STOCK ACTIVITY - SHARES

Class A:
Shares sold	474,500	525,211
Issued for distribution reinvested	234,331	217,548
Shares redeemed	(1,717,831)	(1,985,668)

Net decrease in fund shares	(1,009,000)	(1,242,909)

Class C:
Shares sold	577,411	223,867
Issued for distribution reinvested	7,798	3,108
Shares redeemed	(451,576)	(174,203)

Net increase in fund shares	133,633	52,772

Class R:*
Shares sold	—	773
Issued for distribution reinvested	10	12
Shares redeemed	(963)	—

Net increase (decrease) in fund shares	(953)	785

Class Y:
Shares sold	217,506	345,342
Issued for distribution reinvested	9,665	1,999
Shares redeemed	(325,407)	(44,320)

Net increase (decrease) in fund shares	(98,236)	303,021

*	Class R Shares liquidated on March 15, 2016.

60	See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Year Ended September 30, 2016	Highland Global Allocation Fund

($)
Cash Flows Provided by (Used for) Operating Activities:
Net increase in net assets resulting from operations	40,923,135

Adjustments to Reconcile Net Investment Income to Net Cash Used for Operating Activities Operating Activities:
Purchases of investment securities from unaffiliated issuers	(1,014,853,697)
Proceeds from disposition of investment securities from unaffiliated issuers	1,963,404,531
Purchases of purchased options	(36,060,221)
Proceeds from sales of short-term portfolio investments, net	114,236,170
Purchases of securities sold short	(407,858,156)
Proceeds from securities sold short	387,877,880
Increase in restricted cash	(107,451,438)
Paydowns at cost	12,388,148
Net accretion of discount	(15,264,019)
Net premium received on open written options contracts	13,331,754
Net realized loss on Investments from unaffiliated issuers	103,045,276
Net realized loss on Investments in affiliated issuers	6,371,312
Net realized gain on securities sold short, written options contracts and foreign currency transactions	(21,520,825)
Net change in unrealized appreciation/ (depreciation) on investments, securities sold short, written options contracts and translation on assets and liabilities denominated in foreign currency	(29,720,714)
Decrease in receivable for investments sold	114,158,854
Decrease in receivable for dividends and interest	5,701,433
Decrease in other assets	68,307
Decrease in payable upon receipt of securities on loan	(113,634,412)
Decrease in payable for investments purchased	(184,599,986)
Decrease in due to broker	(125,499,872)
Decrease in due to custodian	(9,994,200)
Increase in payable for interest expense	70,938
Decrease in payables to related parties	(249,235)
Increase in payable for distribution and shareholder service fees	2,723
Increase in payable for variation margin	266,933
Decrease in payable to transfer fees	(143,509)
Decrease in payable for commitment fees	(15,800)
Increase in accrued expenses and other liabilities	76,568

Net cash flow used for operating activities	695,057,878

Cash Flows Received from (Used In) Financing Activities:
Increase in notes payable	40,000,000
Distributions paid in cash	(25,100,597)
Payments on shares redeemed	(973,204,239)
Proceeds from shares sold	279,570,626

Net cash flow received from (used in) financing activities	(678,734,210)

Effect of exchange rate changes on cash	401,009

Net Increase in Cash	16,724,677

Cash:
Beginning of year	1,361

End of year	16,726,038

Supplemental disclosure of cash flow information:
Reinvestment of distributions	62,074,030

Cash paid during the period for interest	1,099,970

Cash paid during the year for commitment fees	21,667

See accompanying Notes to Financial Statements.	61

STATEMENT OF CASH FLOWS (continued)

For the Year Ended September 30, 2016	Highland Small-Cap Equity Fund

($)
Cash Flows Provided by (Used for) Operating Activities:
Net increase in net assets resulting from operations	8,156,845

Adjustments to Reconcile Net Investment Income to Net Cash Provided by Operating Activities Operating Activities:
Purchases of investment securities from unaffiliated issuers	(52,653,370)
Proceeds from disposition of investment securities from unaffiliated issuers	43,153,394
Proceeds from disposition of short-term portfolio investments, net	2,442,721
Purchases of purchased options	(718,116)
Net premium received on open written options contracts	363,620
Net realized gain on investments from unaffiliated issuers	(2,300,418)
Net realized loss on written options contracts	26,131
Net change in unrealized appreciation on investments, securities sold short and foreign currency related translations	(5,303,168)
Net change in unrealized appreciation on written options contracts	(242,151)
Increase in restricted cash	(118,000)
Increase in receivable for variation margin	(22,197)
Increase in receivable for dividends and interest	(56,143)
Increase in prepaid expenses and other assets	(2,609)
Increase in payable for investments purchased	1,047,276
Increase in payables to related parties	2,370
Increase in payable for distribution and shareholder service fees	811
Increase in due to broker	48
Decrease in payable upon receipt of securities on loan	(1,855,368)
Decrease in payable for transfer fees	(135)
Increase in payable for interest expense	10,141
Decrease in payable for commitment fees	(213)
Increase in accrued expenses and other liabilities	4,936

Net cash flow used in operating activities	(8,063,595)

Cash Flows Provided by Financing Activities:
Increase in notes payable	6,000,000
Payment of shares redeemed	(11,752,178)
Proceeds from shares sold	14,717,767
Distributions paid in cash	(171,930)

Net cash flow provided by financing activities	8,793,659

Net increase in cash	730,064

Cash:
Beginning of year	0

End of year	730,064

Supplemental disclosure of cash flow information:
Reinvestment of distributions	4,831,676

Cash paid during the period for interest	54,940

Cash paid during the period for commitment fees	795

62	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Global Allocation Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended September 30,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Year	$8.35	$10.58	$9.03	$10.24	$8.15
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	0.73	0.26	0.16	0.15	0.07
Net realized and unrealized gain (loss)	—	(1.69)	1.89	1.45	2.11

Total from investment operations	0.73	(1.43)	2.05	1.60	2.18
Less Distributions Declared to Shareholders:
From net investment income	(0.65)	(0.43)	(0.16)	(0.15)	(0.09)
From net realized gains	—	(0.37)	(0.34)	(2.66)	—
From return of capital	(0.03)	—	—	—	—

Total distributions declared to shareholders	(0.68)	(0.80)	(0.50)	(2.81)	(0.09)
Net Asset Value, End of Year(b)	$8.40	$8.35	$10.58	$9.03	$10.24
Total Return(b)(c)	9.74%	(14.68)%	23.21%	15.89%	26.97%
Ratios to Average Net Assets(d)/Supplemental Data:
Net assets, end of period (in 000’s)	$313,145	$419,111	$484,016	$214,521	$194,779
Gross operating expenses(e)	1.36%	0.93%	0.94%	1.14%	1.41%
Net investment income/(loss)	9.28%	2.49%	1.53%	1.38%	0.77%
Portfolio turnover rate	100%	108%	195%	236%	47%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2016	2015	2014	2013	2012
Net operating expenses (net of waiver/reimbursement, if applicable)	1.13%	0.91%	0.94%	1.14%	1.41%
Interest expense and commitment fees	0.12%	0.01%	—	—	—
Dividends and fees on securities sold short	0.16%	0.02%	—	—	—

See accompanying Notes to Financial Statements.	63

FINANCIAL HIGHLIGHTS

Highland Global Allocation Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended September 30,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Year	$7.45	$9.53	$8.20	$9.51	$7.58
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	0.59	0.20	0.07	0.07	—
Net realized and unrealized gain (loss)	—	(1.54)	1.72	1.34	1.96

Total from investment operations	0.59	(1.34)	1.79	1.41	1.96
Less Distributions Declared to Shareholders:
From net investment income	(0.60)	(0.37)	(0.12)	(0.06)	(0.03)
From net realized gains	—	(0.37)	(0.34)	(2.66)	—
From return of capital	(0.03)	—	—	—	—

Total distributions declared to shareholders	(0.63)	(0.74)	(0.46)	(2.72)	(0.03)
Net Asset Value, End of Year(b)	$7.41	$7.45	$9.53	$8.20	$9.51
Total Return(b)(c)	8.85%	(15.28)%	22.32%	14.97%	25.97%
Ratios to Average Net Assets(d)/Supplemental Data:
Net assets, end of period (in 000’s)	$245,556	$391,754	$151,943	$4,905	$3,443
Gross operating expenses(e)	2.11%	1.69%	1.69%	1.88%	2.16%
Net investment income/(loss)	8.45%	2.11%	0.76%	0.67%	0.02%
Portfolio turnover rate	100%	108%	195%	236%	47%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2016	2015	2014	2013	2012
Net operating expenses (net of waiver/reimbursement, if applicable)	1.88%	1.66%	1.69%	1.88%	2.16%
Interest expense and commitment fees	0.11%	0.01%	—	—	—
Dividends and fees on securities sold short	0.17%	0.03%	—	—	—

64	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Global Allocation Fund, Class Y

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended September 30,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Year	$9.75	$12.21	$10.36	$11.38	$9.04
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	0.86	0.39	0.22	0.17	0.08
Net realized and unrealized gain (loss)	0.02	(2.02)	2.16	1.65	2.37

Total from investment operations	0.88	(1.63)	2.38	1.82	2.45
Less Distributions Declared to Shareholders:
From net investment income	(0.66)	(0.46)	(0.19)	(0.18)	(0.11)
From net realized gains	—	(0.37)	(0.34)	(2.66)	—
From return of capital	(0.04)	—	—	—	—

Total distributions declared to shareholders	(0.70)	(0.83)	(0.53)	(2.84)	(0.11)
Net Asset Value, End of Year(b)	$9.93	$9.75	$12.21	$10.36	$11.38
Total Return(b)(c)	9.91%	(14.41)%	23.39%	16.27%	27.34%
Ratios to Average Net Assets(d)/Supplemental Data:
Net assets, end of period (in 000’s)	$367,251	$775,238	$246,907	$1,495	$3,124
Gross operating expenses(e)	1.11%	0.69%	0.69%	0.87%	1.16%
Net investment income/(loss)	9.24%	3.16%	1.79%	1.44%	1.02%
Portfolio turnover rate	100%	108%	195%	236%	47%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2016	2015	2014	2013	2012
Net operating expenses (net of waiver/reimbursement, if applicable)	0.88%	0.66%	0.69%	0.87%	1.16%
Interest expense and commitment fees	0.11%	0.01%	—	—	—
Dividends and fees on securities sold short	0.17%	0.03%	—	—	—

See accompanying Notes to Financial Statements.	65

FINANCIAL HIGHLIGHTS

Highland Premier Growth Equity Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended September 30,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Year	$32.32	$34.99	$31.22	$26.13	$19.39
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	0.02	0.04	0.06	0.11	0.03
Net realized and unrealized gain (loss)	4.73	(0.25)	5.70	5.12	6.71

Total from investment operations	4.75	(0.21)	5.76	5.23	6.74
Less Distributions Declared to Shareholders:
From net investment income	—	—	(0.04)	(0.14)	—
From net realized gains	(2.62)	(2.46)	(1.95)	—	—

Total distributions declared to shareholders	(2.62)	(2.46)	(1.99)	(0.14)	—
Net Asset Value, End of Year(b)	$34.45	$32.32	$34.99	$31.22	$26.13
Total Return(b)(c)	14.84%	(1.10)%	19.08%	20.12%	34.76%
Ratios to Average Net Assets(d)/Supplemental Data:
Net assets, end of period (in 000’s)	$117,817	$169,434	$167,187	$140,949	$127,028
Gross operating expenses(e)	1.28%	1.13%	1.16%	1.27%	1.31%
Net investment income/(loss)	0.07%	0.13%	0.17%	0.39%	0.14%
Portfolio turnover rate	77%	18%	20%	20%	16%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2016	2015	2014	2013	2012
Net operating expenses (net of waiver/reimbursement, if applicable)	1.25%	1.13%	1.16%	1.25%	1.22%
Interest expense and commitment fees	0.04%	0.01%	—	—	—
Dividends and fees on securities sold short	0.03%	—	—	—	—

66	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Premier Growth Equity Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended September 30,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Year	$26.76	$29.57	$26.82	$22.50	$16.82
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	(0.18)	(0.18)	(0.16)	(0.09)	(0.12)
Net realized and unrealized gain (loss)	3.89	(0.17)	4.86	4.41	5.80

Total from investment operations	3.71	(0.35)	4.70	4.32	5.68
Less Distributions Declared to Shareholders:
From net realized gains	(2.62)	(2.46)	(1.95)	—	—

Total distributions declared to shareholders	(2.62)	(2.46)	(1.95)	—	—
Net Asset Value, End of Year(b)	$27.85	$26.76	$29.57	$26.82	$22.50
Total Return(b)(c)	13.98%	(1.82)%	18.21%	19.20%	33.77%
Ratios to Average Net Assets(d)/Supplemental Data:
Net assets, end of period (in 000’s)	$21,466	$19,096	$16,290	$13,589	$10,512
Gross operating expenses(e)	2.03%	1.88%	1.91%	2.02%	2.06%
Net investment income/(loss)	(0.69)%	(0.63)%	(0.58)%	(0.37)%	(0.61)%
Portfolio turnover rate	77%	18%	20%	20%	16%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2016	2015	2014	2013	2012
Net operating expenses (net of waiver/reimbursement, if applicable)	2.00%	1.88%	1.91%	2.00%	1.97%
Interest expense and commitment fees	0.05%	0.01%	—	—	—
Dividends and fees on securities sold short	0.04%	—	—	—	—

See accompanying Notes to Financial Statements.	67

FINANCIAL HIGHLIGHTS

Highland Premier Growth Equity Fund, Class Y

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended September 30,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Year	$33.29	$35.89	$31.96	$26.74	$19.80
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	0.10	0.14	0.14	0.18	0.09
Net realized and unrealized gain (loss)	4.88	(0.28)	5.85	5.24	6.85

Total from investment operations	4.98	(0.14)	5.99	5.42	6.94
Less Distributions Declared to Shareholders:
From net investment income	—	—	(0.11)	(0.20)	—
From net realized gains	(2.62)	(2.46)	(1.95)	—	—

Total distributions declared to shareholders	(2.62)	(2.46)	(2.06)	(0.20)	—
Net Asset Value, End of Year(b)	$35.65	$33.29	$35.89	$31.96	$26.74
Total Return(b)(c)	15.12%	(0.87)%	19.40%	20.45%	35.05%
Ratios to Average Net Assets(d)/Supplemental Data:
Net assets, end of period (in 000’s)	$35,939	$35,521	$31,036	$26,802	$25,083
Gross operating expenses(e)	1.03%	0.88%	0.91%	1.02%	1.06%
Net investment income/(loss)	0.29%	0.38%	0.42%	0.64%	0.39%
Portfolio turnover rate	77%	18%	20%	20%	16%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2016	2015	2014	2013	2012
Net operating expenses (net of waiver/reimbursement, if applicable)	1.00%	0.88%	0.91%	1.00%	0.97%
Interest expense and commitment fees	0.05%	0.01%	—	—	—
Dividends and fees on securities sold short	0.03%	—	—	—	—

68	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Small-Cap Equity Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended September 30,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Year	$12.96	$14.90	$14.93	$12.88	$10.07
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	0.11	0.01	(0.04)	(0.06)	(0.10)
Net realized and unrealized gain (loss)	2.80	(0.27)	1.07	3.07	2.91

Total from investment operations	2.91	(0.26)	1.03	3.01	2.81
Less Distributions Declared to Shareholders:
From net realized gains	(1.88)	(1.68)	(1.06)	(0.96)	—

Total distributions declared to shareholders	(1.88)	(1.68)	(1.06)	(0.96)	—
Net Asset Value, End of Year(b)	$13.99	$12.96	$14.90	$14.93	$12.88
Total Return(b)(c)	25.87%	(2.47)%	6.93%	25.36%	27.91%
Ratios to Average Net Assets(d)/Supplemental Data:
Net assets, end of period (in 000’s)	$35,935	$29,765	$33,598	$35,882	$33,698
Gross operating expenses(e)	2.02%	1.67%	1.62%	1.91%	2.00%
Net investment income/(loss)	0.90%	0.04%	(0.27)%	(0.47)%	(0.86)%
Portfolio turnover rate	107%	70%	26%	64%	24%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2016	2015	2014	2013	2012
Net operating expenses (net of waiver/reimbursement, if applicable)	1.40%	1.21%	1.49%	1.91%	2.00%
Interest expense and commitment fees	0.18%	0.01%	—	—	—
Dividends and fees on securities sold short	—	—	—	—	—

See accompanying Notes to Financial Statements.	69

FINANCIAL HIGHLIGHTS

Highland Small-Cap Equity Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended September 30,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Year	$10.11	$12.06	$12.35	$10.91	$8.59
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	—	(0.08)	(0.13)	(0.16)	(0.17)
Net realized and unrealized gain (loss)	2.09	(0.19)	0.90	2.56	2.49

Total from investment operations	2.09	(0.27)	0.77	2.40	2.32
Less Distributions Declared to Shareholders:
From net realized gains	(1.88)	(1.68)	(1.06)	(0.96)	—

Total distributions declared to shareholders	(1.88)	(1.68)	(1.06)	(0.96)	—
Net Asset Value, End of Year(b)	$10.32	$10.11	$12.06	$12.35	$10.91
Total Return(b)(c)	24.90%	(3.21)%	6.23%	24.39%	26.89%
Ratios to Average Net Assets(d)/Supplemental Data:
Net assets, end of period (in 000’s)	$3,185	$2,872	$3,213	$3,480	$2,947
Gross operating expenses(e)	2.77%	2.42%	2.37%	2.66%	2.75%
Net investment income/(loss)	0.15%	(0.72)%	(1.01)%	(1.21)%	(1.61)%
Portfolio turnover rate	107%	70%	26%	64%	24%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2016	2015	2014	2013	2012
Net operating expenses (net of waiver/reimbursement, if applicable)	2.15%	1.96%	2.23%	2.66%	2.75%
Interest expense and commitment fees	0.18%	0.01%	—	—	—
Dividends and fees on securities sold short	—	—	—	—	—

70	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Small-Cap Equity Fund, Class Y

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended September 30,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Year	$13.86	$15.79	$15.72	$13.48	$10.51
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	0.18	0.04	—	(0.05)	(0.08)
Net realized and unrealized gain (loss)	3.00	(0.29)	1.13	3.25	3.05

Total from investment operations	3.18	(0.25)	1.13	3.20	2.97
Less Distributions Declared to Shareholders:
From net realized gains	(1.88)	(1.68)	(1.06)	(0.96)	—

Total distributions declared to shareholders	(1.88)	(1.68)	(1.06)	(0.96)	—
Net Asset Value, End of Year(b)	$15.16	$13.86	$15.79	$15.72	$13.48
Total Return(b)(c)	26.17%	(2.25)%	7.24%	25.66%	28.26%
Ratios to Average Net Assets(d)/Supplemental Data:
Net assets, end of period (in 000’s)	$8,221	$3,579	$1,745	$1,539	$460
Gross operating expenses(e)	1.77%	1.42%	1.37%	1.64%	1.75%
Net investment income/(loss)	1.28%	0.28%	(0.01)%	(0.28)%	(0.61)%
Portfolio turnover rate	107%	70%	26%	64%	24%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2016	2015	2014	2013	2012
Net operating expenses (net of waiver/reimbursement, if applicable)	1.15%	0.96%	1.23%	1.64%	1.75%
Interest expense and commitment fees	0.18%	0.01%	—	—	—
Dividends and fees on securities sold short	—	—	—	—	—

See accompanying Notes to Financial Statements.	71

FINANCIAL HIGHLIGHTS

Highland Total Return Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended September 30,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Year	$21.99	$24.52	$22.93	$20.85	$18.03
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	0.32	0.37	0.24	0.20	0.19
Net realized and unrealized gain (loss)	2.15	(1.44)	1.57	2.09	2.87

Total from investment operations	2.47	(1.07)	1.81	2.29	3.06
Less Distributions Declared to Shareholders:
From net investment income	(0.35)	(0.24)	(0.22)	(0.21)	(0.24)
From net realized gains	(2.23)	(1.22)	—	—	—

Total distributions declared to shareholders	(2.58)	(1.46)	(0.22)	(0.21)	(0.24)
Net Asset Value, End of Year(b)	$21.88	$21.99	$24.52	$22.93	$20.85
Total Return(b)(c)	11.88%	(4.76)%	7.92%	11.15%	17.01%
Ratios to Average Net Assets(d)/Supplemental Data:
Net assets, end of period (in 000’s)	$56,345	$59,307	$69,084	$71,505	$75,216
Gross operating expenses(e)	1.15%	1.20%	1.38%	1.34%	1.82%
Net investment income/(loss)	1.56%	1.55%	0.99%	0.92%	0.97%
Portfolio turnover rate	94%	175%	121%	138%	169%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2016	2015	2014	2013	2012
Net operating expenses (net of waiver/reimbursement, if applicable)	1.15%	1.20%	1.38%	1.33%	1.60%
Interest expense and commitment fees	—	—	—	—	—
Dividends and fees on securities sold short	—	—	—	—	—

72	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Total Return Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended September 30,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Year	$20.03	$22.58	$21.17	$19.25	$16.63
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	0.16	0.18	0.05	0.03	0.04
Net realized and unrealized gain (loss)	1.93	(1.31)	1.45	1.94	2.65

Total from investment operations	2.09	(1.13)	1.50	1.97	2.69
Less Distributions Declared to Shareholders:
From net investment income	(0.28)	(0.20)	(0.09)	(0.05)	(0.07)
From net realized gains	(2.23)	(1.22)	—	—	—

Total distributions declared to shareholders	(2.51)	(1.42)	(0.09)	(0.05)	(0.07)
Net Asset Value, End of Year(b)	$19.61	$20.03	$22.58	$21.17	$19.25
Total Return(b)(c)	11.03%	(5.45)%	7.10%	10.28%	16.17%
Ratios to Average Net Assets(d)/Supplemental Data:
Net assets, end of period (in 000’s)	$6,183	$6,292	$5,690	$6,019	$6,965
Gross operating expenses(e)	1.90%	1.95%	2.13%	2.09%	2.57%
Net investment income/(loss)	0.83%	0.81%	0.24%	0.17%	0.22%
Portfolio turnover rate	94%	175%	121%	138%	169%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2016	2015	2014	2013	2012
Net operating expenses (net of waiver/reimbursement, if applicable)	1.90%	1.95%	2.13%	2.08%	2.35%
Interest expense and commitment fees	—	—	—	—	—
Dividends and fees on securities sold short	—	—	—	—	—

See accompanying Notes to Financial Statements.	73

FINANCIAL HIGHLIGHTS

Highland Total Return Fund, Class Y

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended September 30,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Year	$22.32	$24.82	$23.20	$21.09	$18.24
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	0.37	0.57	0.30	0.27	0.24
Net realized and unrealized gain (loss)	2.19	(1.59)	1.58	2.11	2.90

Total from investment operations	2.56	(1.02)	1.88	2.38	3.14
Less Distributions Declared to Shareholders:
From net investment income	(0.41)	(0.26)	(0.26)	(0.27)	(0.29)
From net realized gains	(2.23)	(1.22)	—	—	—

Total distributions declared to shareholders	(2.64)	(1.48)	(0.26)	(0.27)	(0.29)
Net Asset Value, End of Year(b)	$22.24	$22.32	$24.82	$23.20	$21.09
Total Return(b)(c)	12.14%	(4.51)%	8.15%	11.41%	17.36%
Ratios to Average Net Assets(d)/Supplemental Data:
Net assets, end of period (in 000’s)	$12,139	$7,695	$381	$326	$217
Gross operating expenses(e)	0.90%	0.90%	1.14%	1.09%	1.57%
Net investment income/(loss)	1.73%	2.39%	1.24%	1.22%	1.22%
Portfolio turnover rate	94%	175%	121%	138%	169%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2016	2015	2014	2013	2012
Net operating expenses (net of waiver/reimbursement, if applicable)	0.90%	0.90%	1.14%	1.08%	1.35%
Interest expense and commitment fees	—	—	—	—	—
Dividends and fees on securities sold short	—	—	—	—	—

74	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Tax-Exempt Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended September 30,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Year	$11.94	$12.08	$11.64	$12.34	$11.86
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	0.21	0.25	0.33	0.31	0.32
Net realized and unrealized gain (loss)	0.24	—	0.44	(0.70)	0.48

Total from investment operations	0.45	0.25	0.77	(0.39)	0.80
Less Distributions Declared to Shareholders:
From net investment income	(0.22)	(0.26)	(0.33)	(0.31)	(0.32)
From net realized gains	(0.35)	(0.13)	—	—	—

Total distributions declared to shareholders	(0.57)	(0.39)	(0.33)	(0.31)	(0.32)
Net Asset Value, End of Year(b)	$11.82	$11.94	$12.08	$11.64	$12.34
Total Return(b)(c)	3.85%	2.07%	6.67%	(3.26)%	6.79%
Ratios to Average Net Assets(d)/Supplemental Data:
Net assets, end of period (in 000’s)	$25,515	$18,435	$27,149	$30,390	$33,747
Gross operating expenses(e)	1.11%	1.06%	0.98%	1.13%	1.18%
Net investment income/(loss)	1.81%	2.11%	2.76%	2.53%	2.62%
Portfolio turnover rate	1%	17%	14%	16%	26%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2016	2015	2014	2013	2012
Net operating expenses (net of waiver/reimbursement, if applicable)	0.91%	0.92%	0.98%	1.12%	1.14%
Interest expense and commitment fees	—	0.01%	—	—	—
Dividends and fees on securities sold short	—	—	—	—	—

See accompanying Notes to Financial Statements.	75

FINANCIAL HIGHLIGHTS

Highland Tax-Exempt Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended September 30,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Year	$11.94	$12.07	$11.63	$12.33	$11.86
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	0.13	0.16	0.24	0.22	0.23
Net realized and unrealized gain (loss)	0.22	—	0.44	(0.71)	0.47

Total from investment operations	0.35	0.16	0.68	(0.49)	0.70
Less Distributions Declared to Shareholders:
From net investment income	(0.13)	(0.16)	(0.24)	(0.21)	(0.23)
From net realized gains	(0.35)	(0.13)	—	—	—

Total distributions declared to shareholders	(0.48)	(0.29)	(0.24)	(0.21)	(0.23)
Net Asset Value, End of Year(b)	$11.81	$11.94	$12.07	$11.63	$12.33
Total Return(b)(c)	3.01%	1.40%	5.88%	(3.98)%	5.93%
Ratios to Average Net Assets(d)/Supplemental Data:
Net assets, end of period (in 000’s)	$1,849	$1,166	$925	$1,000	$1,728
Gross operating expenses(e)	1.86%	1.81%	1.73%	1.88%	1.93%
Net investment income/(loss)	1.08%	1.37%	2.01%	1.77%	1.87%
Portfolio turnover rate	1%	17%	14%	16%	26%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2016	2015	2014	2013	2012
Net operating expenses (net of waiver/reimbursement, if applicable)	1.66%	1.67%	1.73%	1.87%	1.89%
Interest expense and commitment fees	—	0.01%	—	—	—
Dividends and fees on securities sold short	—	—	—	—	—

76	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Tax-Exempt Fund, Class Y

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended September 30,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Year	$12.93	$13.06	$12.58	$13.34	$12.83
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	0.27	0.31	0.38	0.36	0.37
Net realized and unrealized gain (loss)	0.24	—	0.48	(0.76)	0.51

Total from investment operations	0.51	0.31	0.86	(0.40)	0.88
Less Distributions Declared to Shareholders:
From net investment income	(0.27)	(0.31)	(0.38)	(0.36)	(0.37)
From net realized gains	(0.35)	(0.13)	—	—	—

Total distributions declared to shareholders	(0.62)	(0.44)	(0.38)	(0.36)	(0.37)
Net Asset Value, End of Year(b)	$12.82	$12.93	$13.06	$12.58	$13.34
Total Return(b)(c)	4.03%	2.42%	6.97%	(3.03)%	6.97%
Ratios to Average Net Assets(d)/Supplemental Data:
Net assets, end of period (in 000’s)	$158	$426	$167	$266	$180
Gross operating expenses(e)	0.86%	0.81%	0.72%	0.87%	0.93%
Net investment income/(loss)	2.10%	2.40%	3.01%	2.78%	2.87%
Portfolio turnover rate	1%	17%	14%	16%	26%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2016	2015	2014	2013	2012
Net operating expenses (net of waiver/reimbursement, if applicable)	0.66%	0.67%	0.72%	0.87%	0.89%
Interest expense and commitment fees	—	0.01%	—	—	—
Dividends and fees on securities sold short	—	—	—	—	—

See accompanying Notes to Financial Statements.	77

FINANCIAL HIGHLIGHTS

Highland Fixed Income Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended September 30,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Year	$12.58	$12.79	$12.61	$13.04	$12.54
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	0.33	0.27	0.24	0.17	0.20
Net realized and unrealized gain (loss)	0.50	(0.18)	0.20	(0.41)	0.59

Total from investment operations	0.83	0.09	0.44	(0.24)	0.79
Less Distributions Declared to Shareholders:
From net investment income	(0.32)	(0.27)	(0.24)	(0.17)	(0.27)
From return of capital	(0.03)	(0.03)	(0.02)	(0.02)	(0.02)

Total distributions declared to shareholders	(0.35)	(0.30)	(0.26)	(0.19)	(0.29)
Net Asset Value, End of Year(b)	$13.06	$12.58	$12.79	$12.61	$13.04
Total Return(b)(c)	6.72%	0.66%	3.47%	(1.92)%	6.35%
Ratios to Average Net Assets(d)/Supplemental Data:
Net assets, end of period (in 000’s)	$118,519	$126,892	$144,839	$161,673	$202,060
Gross operating expenses(e)	0.91%	0.86%	0.97%	1.04%	1.14%
Net investment income/(loss)	2.58%	2.09%	1.91%	1.32%	1.59%
Portfolio turnover rate	46%	57%	283%	456%	350%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2016	2015	2014	2013	2012
Net operating expenses (net of waiver/reimbursement, if applicable)	0.90%	0.86%	0.97%	1.04%	1.13%
Interest expense and commitment fees	—	0.01%	—	—	—
Dividends and fees on securities sold short	—	—	—	—	—

78	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Fixed Income Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended September 30,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Year	$12.60	$12.80	$12.62	$13.06	$12.56
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	0.24	0.18	0.15	0.07	0.10
Net realized and unrealized gain (loss)	0.50	(0.18)	0.19	(0.42)	0.59

Total from investment operations	0.74	—	0.34	(0.35)	0.69
Less Distributions Declared to Shareholders:
From net investment income	(0.23)	(0.17)	(0.15)	(0.07)	(0.17)
From return of capital	(0.03)	(0.03)	(0.01)	(0.02)	(0.02)

Total distributions declared to shareholders	(0.26)	(0.20)	(0.16)	(0.09)	(0.19)
Net Asset Value, End of Year(b)	$13.08	$12.60	$12.80	$12.62	$13.06
Total Return(b)(c)	5.92%	(0.01)%	2.62%	(2.57)%	5.48%
Ratios to Average Net Assets(d)/Supplemental Data:
Net assets, end of period (in 000’s)	$5,585	$3,697	$3,082	$3,098	$5,051
Gross operating expenses(e)	1.66%	1.61%	1.72%	1.79%	1.89%
Net investment income/(loss)	1.87%	1.35%	1.16%	0.57%	0.84%
Portfolio turnover rate	46%	57%	283%	456%	350%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2016	2015	2014	2013	2012
Net operating expenses (net of waiver/reimbursement, if applicable)	1.65%	1.61%	1.72%	1.79%	1.88%
Interest expense and commitment fees	—	0.01%	—	—	—
Dividends and fees on securities sold short	—	—	—	—	—

See accompanying Notes to Financial Statements.	79

FINANCIAL HIGHLIGHTS

Highland Fixed Income Fund, Class Y

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended September 30,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Year	$12.57	$12.78	$12.60	$13.03	$12.52
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	0.36	0.32	0.27	0.16	0.23
Net realized and unrealized gain (loss)	0.50	(0.20)	0.20	(0.37)	0.60

Total from investment operations	0.86	0.12	0.47	(0.21)	0.83
Less Distributions Declared to Shareholders:
From net investment income	(0.35)	(0.30)	(0.27)	(0.20)	(0.29)
From return of capital	(0.03)	(0.03)	(0.02)	(0.02)	(0.03)

Total distributions declared to shareholders	(0.38)	(0.33)	(0.29)	(0.22)	(0.32)
Net Asset Value, End of Year(b)	$13.05	$12.57	$12.78	$12.60	$13.03
Total Return(b)(c)	6.99%	0.91%	3.73%	(1.60)%	6.62%
Ratios to Average Net Assets(d)/Supplemental Data:
Net assets, end of period (in 000’s)	$2,899	$4,029	$222	$159	$1,571
Gross operating expenses(e)	0.66%	0.61%	0.72%	0.79%	0.89%
Net investment income/(loss)	2.83%	2.45%	2.13%	1.27%	1.84%
Portfolio turnover rate	46%	57%	283%	456%	350%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2016	2015	2014	2013	2012
Net operating expenses (net of waiver/reimbursement, if applicable)	0.65%	0.61%	0.72%	0.79%	0.88%
Interest expense and commitment fees	—	0.01%	—	—	—
Dividends and fees on securities sold short	—	—	—	—	—

80	See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2016	Highland Funds II

Note 1. Organization

Highland Funds II (the “Trust”) is a Massachusetts business trust organized on August 10, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. It comprises seven portfolios (each a “Fund” and collectively the “Funds”) that are currently being offered. This report is reporting on six of the Funds: Highland Global Allocation Fund (the “Global Allocation Fund”), Highland Premier Growth Equity Fund (the “Premier Growth Equity Fund”), Highland Small-Cap Equity Fund (the “Small-Cap Equity Fund”), Highland Total Return Fund (the “Total Return Fund”), Highland Tax-Exempt Fund (the “Tax-Exempt Fund”) and Highland Fixed Income Fund (the “Fixed Income Fund”). The Highland Energy MLP Fund is reported separately. An eighth fund, the Highland Dividend Equity Fund, was liquidated on January 25, 2016.

Fund Shares

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share (each a “Share” and collectively, the “Shares”). Each Fund currently offers the following three share classes to investors, Class A, Class C, and Class Y Shares. Each Fund, except the Tax-Exempt Fund, previously offered Class R shares to investors, but this share class was liquidated March 15, 2016.

Class A Shares are sold with a front-end sales charge. Maximum sales load imposed on purchases of Class A Shares (as a percentage of offering price) is as follows:

Fund	%
Global Allocation Fund	5.75
Premier Growth Equity Fund	5.75
Small-Cap Equity Fund	5.75
Total Return Fund	5.75
Tax-Exempt Fund	4.25
Fixed Income Fund	4.25

There is no front-end sales charge imposed on individual purchases of Class A Shares of $1 million or more. The front-end sales charge is also waived in other instances as described in the Funds’ prospectus. Purchases of $1 million or more of Class A Shares at net asset value (“NAV”) pursuant to a sales charge waiver are subject to a 0.50% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase.

Class C shares may be subject to a CDSC. The maximum CDSC imposed on redemptions of Class C Shares for all Funds is 1.00% within the first year of purchase and 0.00% thereafter.

No front-end or CDSCs are assessed by the Trust with respect to Class Y Shares of all Funds.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates

The Funds are investment companies that apply the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Determination of Class Net Asset Values

Each Fund’s income, expenses (other than distribution fees and shareholder service fees) and realized and unrealized gains and losses are allocated proportionally each day among each Fund’s respective share classes based upon the relative net assets of each share class. Expenses of the Trust, other than those incurred by a specific Fund, are allocated pro rata among the Funds and their share classes. Certain class specific expenses (such as distribution and shareholder service fees) are allocated to the class that incurs such expense.

Valuation of Investments

In computing the Funds’ net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange (NYSE), National Association of Securities Dealers Automated Quotation (NASDAQ) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Funds’ Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or

Annual Report	81

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2016	Highland Funds II

quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Funds’ loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that Highland Capital Management Fund Advisors, LP (the “Investment Adviser”) has determined to have the capability to provide appropriate pricing services and have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Funds have determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Funds’ NAV), will be valued by the Funds at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, among other things,: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Funds’ NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Funds’ valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Funds. The NAV shown in the Funds’ financial statements may vary from the NAV published by each Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Funds have performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Funds’ investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of September 30, 2016, the Funds’ investments consisted of senior loans, asset-backed securities, bonds and notes, common stocks, master limited partnerships, registered investment companies, cash equivalents, commercial paper, preferred stocks, exchange-traded funds, rights, warrants, securities sold short and options. The fair value of the Funds’ loans, bonds and asset-backed securities are generally based on quotes received from brokers or

82	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2016	Highland Funds II

independent pricing services. Loans, bonds and asset- backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Funds’ common stocks, preferred stocks, exchange-traded funds, rights, warrants and options that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value each Fund’s assets as of September 30, 2016 is as follows:

	Total value at September 30, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Global Allocation Fund
Assets
U.S. Senior Loans
Chemicals	$2,642,823	$—	$2,642,823	$—
Energy	12,413,878	—	12,413,878	—
Healthcare	10,025,287	—	10,025,287	—
Industrials	1,161,098	—	1,161,098	—
Telecommunications	44,881,659	—	3,183,477	41,698,182
Utility	137,928,987	—	137,928,987	—
Non-U.S. Senior Loans
Energy	40,092,758	—	40,092,758	—
Healthcare	8,531,776	—	2,908,339	5,623,437
Industrials	4,762,168	—	4,762,168	—
Information Technology	4,252,500	—	4,252,500	—
Manufacturing	639,957	—	639,957	—
Media & Telecommunications	2,650,902	—	2,650,902	—
Retail	10,233,688	—	10,233,688	—
Service	9,606,319	—	9,606,319	—
Telecommunications	10,054,400	—	10,054,400	—
Non-U.S. Asset-Backed Securities	157,888,147	—	157,663,123	225,024
U.S. Corporate Bonds & Notes(1)	38,483,913	—	38,483,913	—
Non-U.S. Corporate Bonds & Notes(1)	37,077,701	—	37,077,701	—
Non-U.S. Government Bonds	54,127,477	—	54,127,477	—

Annual Report	83

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2016	Highland Funds II

	Total value at September 30, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Global Allocation Fund (continued)
U.S. Equity
Banks	$593,950	$593,950	$—	$—
Capital Goods	782,115	782,115	—	—
Chemicals	7,883,383	—	—	7,883,383
Consumer Durables & Apparel	290,250	290,250	—	—
Consumer Services	23,424,969	23,424,969	—	—
Diversified Financials	315,700	315,700	—	—
Energy	3,724,121	3,724,121	—	—
Food, Beverage & Tobacco	7,060,714	7,060,714	—	—
Healthcare Equipment & Services	32,713,180	32,713,180	—	—
Insurance	2,447,902	2,447,902	—	—
Materials	225,510	225,510	—	—
Media	517,943	517,943	—	—
Pharmaceuticals, Biotechnology & Life Sciences	14,578,671	14,578,671	—	—
Real Estate	34,270,270	34,270,270	—	—
Retailing	2,068,405	2,068,405	—	—
Semiconductors & Semiconductor Equipment	786,630	786,630	—	—
Software & Services	21,059,446	21,059,446	—	—
Technology Hardware & Equipment	827,850	827,850	—	—
Telecommunication Services	95,941,737	132,600	—	95,809,137
Transportation	2,113,340	2,113,340	—	—
Utilities	242,050	242,050	—	—
Non-U.S. Equity
Banks	5,040,584	5,040,584	—	—
Energy	6,639,579	6,639,579	—	—
Healthcare Equipment & Services	7,500,656	5,707,656	—	1,793,000
Materials	2,257,450	2,257,450	—	—
Media	3,048,429	3,048,429	—	—
Pharmaceuticals, Biotechnology & Life Sciences	1,705,300	1,705,300	—	—
Real Estate	2,065,398	2,065,398	—	—
Retailing	1,255,965	1,255,965	—	—
Software & Services	3,174,021	3,174,021	—	—
Technology Hardware & Equipment	317,200	317,200	—	—
Utilities	14,808,396	14,808,396	—	—
U.S. Exchange-Traded Funds	3,856,606	3,856,606	—	—
Non-U.S. Master Limited Partnerships(1)	249,973,860	249,973,860	—	—
Non-U.S. Warrants
Energy	103,928	103,928	—	—
Healthcare Equipment & Services	83,807	—	—	83,807
U.S. Purchased Call Options	3,886,000	3,886,000	—	—
Non-U.S. Purchased Call Options	1,136,418	1,136,418	—	—
U.S. Purchased Put Options	3,832,500	3,832,500	—	—
Non-U.S. Purchased Put Options	564,000	564,000	—	—
U.S. Registered Investment Companies	16,373,039	16,373,039	—	—
Non-U.S. Investment Companies	4,071,507	—	—	4,071,507
Other Financial Instruments
Equity Contracts—Futures(2)	389,050	389,050	—	—

Total Assets	1,171,407,267	474,310,995	539,908,795	157,187,477

84	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2016	Highland Funds II

	Total value at September 30, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Global Allocation Fund (continued)
Liabilities
Securities Sold Short
U.S. Corporate Bonds & Notes(1)	$(10,289,481)	$—	$(10,289,481)	$—
Non-U.S. Corporate Bonds & Notes	(10,806,975)	—	(10,806,975)	—
U.S. Equity(1)	(56,555,058)	(56,555,058)	—	—
Non-U.S. Equity(1)	(17,997,084)	(17,997,084)	—	—
U.S. Exchange-Traded Funds(1)	(7,455,162)	(7,455,162)	—	—
Other Financial Instruments
Foreign Exchange Contracts—Futures(2)	(480,008)	(480,008)	—	—
Equity Contracts—Futures(2)	(340,726)	(340,726)	—	—
Written Call Options Contracts	(250,500)	(250,500)	—	—
Written Put Options Contracts	(6,727,350)	(6,727,350)	—	—

Total Liabilities	(110,902,344)	(89,805,888)	(21,096,456)	—

Total	$1,060,504,923	$384,505,107	$518,812,339	$157,187,477

(1)	See Investment Portfolio detail for industry breakout.
(2)	Includes cumulative unrealized appreciation/(depreciation) of future contacts reported in the Investment Portfolio.

	Total value at September 30, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Premier Growth Equity Fund
Assets
Common Stocks(1)	$177,227,926	$177,227,926	$—	$—
Purchased Call Options	1,662,356	1,662,356	—	—
Purchased Put Options	453,000	453,000	—	—
Registered Investment Companies	13,798,507	13,798,507	—	—

Total	$193,141,789	$193,141,789	$—	$—

(1)	See Investment Portfolio detail for industry breakout.

	Total value at September 30, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Small-Cap Equity Fund
Assets
Common Stocks(1)	$44,251,886	$44,251,886	$—	$—
Master Limited Partnerships(1)	8,805,061	8,805,061	—	—
Purchased Call Options	36,250	36,250	—	—
Purchased Put Options	347,900	347,900	—	—
Registered Investment Companies	8,126,183	8,126,183	—	—

Total Assets	61,567,280	61,567,280	—	—

Annual Report	85

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2016	Highland Funds II

	Total value at September 30, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Small-Cap Equity Fund (continued)
Liabilities
Other Financial Instruments
Equity Contracts—Futures(2)	$(91,949)	$(91,949)	$—	$—
Written Call Options Contracts	(15,000)	(15,000)	—	—
Written Put Options Contracts	(132,600)	(132,600)	—	—

Total Liabilities	(239,549)	(239,549)	—	—

Total	$61,327,731	$61,327,731	$—	$—

(1)	See Investment Portfolio detail for industry breakout.
(2)	Includes cumulative unrealized appreciation/(depreciation) of future contacts reported in the Investment Portfolio.

	Total value at September 30, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Total Return Fund
Assets
Agency Collateralized Mortgage Obligations	$22,662	$—	$22,662	$—
Agency Mortgage-Backed Securities	2,159,513	—	2,159,513	—
Asset-Backed Securities	2	—	2	—
Corporate Bonds & Notes(1)	941,281	—	941,281	—
Foreign Corporate Bonds & Notes(1)	397,871	—	397,871	—
Non-Agency Collateralized Mortgage-Backed Securities	339,689	—	339,689	—
Domestic Equity
Common Stocks(1)	39,802,219	39,802,219	—	—
Preferred Stocks(1)	1,114,347	1,114,347	—	—
Foreign Equity
Common Stocks(1)	12,794,509	12,794,509	—	—
Preferred Stocks(1)	535,161	535,161	—	—
Registered Investment Companies	3,808,446	3,808,446	—	—
Cash Equivalents
Commercial Paper	996,631	996,631	—	—
Money Market	14,932,173	14,932,173	—	—

Total	$77,844,504	$73,983,486	$3,861,018	$—

(1)	See Investment Portfolio detail for industry breakout.

	Total value at September 30, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Tax-Exempt Fund
Assets
Municipal Bonds & Notes(1)	$24,187,136	$—	$24,187,136	$—
Cash Equivalents	3,102,155	3,102,155	—	—

Total	$27,289,291	$3,102,155	$24,187,136	$—

(1)	See Investment Portfolio detail for industry breakout.

86	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2016	Highland Funds II

	Total value at September 30, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Fixed Income Fund
Assets
Agency Collateralized Mortgage Obligations	$156,407	$—	$156,407	$—
Agency Mortgage-Backed Securities	19,695,895	—	19,695,895	—
Asset-Backed Securities	4,079,487	—	4,079,487	—
Corporate Bonds & Notes(1)	46,572,820	—	46,067,170	505,650
Foreign Corporate Bonds & Notes(1)	8,023,248	—	8,023,248	—
Municipal Bonds & Notes	6,126,902	—	6,126,902	—
Non-Agency Collateralized Mortgage-Backed Securities	3,596,568	—	3,596,568	—
Sovereign Bonds	982,555	—	982,555	—
U.S. Government Agencies	11,494,762	—	11,494,762	—
Domestic Equity
Common Stocks	2,390,380	2,390,380	—	—
Preferred Stocks(1)	3,478,614	3,478,614	—	—
Foreign Equity
Preferred Stocks(1)	1,222,387	1,222,387	—	—
Registered Investment Companies	11,905,357	11,905,357	—	—
Cash Equivalents	9,750,742	9,750,742	—	—

Total	$129,476,124	$28,747,480	$100,222,994	$505,650

(1)	See Investment Portfolio detail for industry breakout.

Annual Report	87

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2016	Highland Funds II

The table below sets forth a summary of changes in the Global Allocation Fund and the Fixed Income Fund assets measured at fair value using significant unobservable inputs (Level 3) for the year ended September 30, 2016.

	Balance as of September 30, 2015	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains /(Losses)	Net Unrealized Gains /(Losses)	Net Purchases	Net (Sales)	Balance as of September 30, 2016	Change in Unrealized Gain/(Loss) on Level 3 securities still held at period end
Global Allocation Fund
U.S. Senior Loans
Telecommunications	$37,305,603	$—	$—	$(6,481)	$—	$(11,160)	$4,410,220	$—	$41,698,182	$(11,160)
Non-U.S. Senior Loans
Healthcare	5,994,156	—	—	—	—	32,708	—	(403,427)	5,623,437	3,231,461
Manufacturing	675,017	—	(675,017)	—	—	—	—	—	—	—
Non-U.S. Asset-Backed Securities	—	—	—	—	235,783	(92,108)	818,171	(736,822)	225,024	(92,108)
U.S. Equity
Chemicals	16,618,504	—	—	—	—	(8,724,329)	5,815,496	(5,826,288)	7,883,383	(9,072,909)
Healthcare	2,120,000	—	—	—	—	380,000	—	(2,500,000)	—	—
Telecommunication Services	92,860,126	—	—	—	—	2,949,011	—	—	95,809,137	2,949,011
Non-U.S. Equity
Healthcare Equipment & Services	—	—	—	—	—	(707,000)	2,500,000	—	1,793,000	(707,000)
Non-U.S. Warrants
Healthcare Equipment & Services	149,761	—	—	—	—	305,076	(371,030)	—	83,807	305,076
Non-U.S. Investment Companies	2,937,405	—	—	—	—	1,134,102	—	—	4,071,507	1,134,102

Total	$158,660,572	$—	$(675,017)	$(6,481)	$235,783	$(4,733,700)	$13,172,857	$(9,466,537)	$157,187,477	$(2,263,527)

	Balance as of September 30, 2015	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains /(Losses)	Net Unrealized Gains /(Losses)	Net Purchases	Net (Sales)	Balance as of September 30, 2016	Change in Unrealized Gain/(Loss) on Level 3 securities still held at period end
Fixed Income Fund
Corporate Bonds & Notes
Diversified Financials	$493,400	$—	$—	$—	$—	$12,250	$—	$—	$505,650	$12,250

Total	$493,400	$—	$—	$—	$—	$12,250	$—	$—	$505,650	$12,250

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

For the year ended September 30, 2016, a net amount of $675,017 of the Global Allocation Fund’s portfolio investments was transferred from Level 3 to Level 2. Transfers from Level 3 to Level 2 were due to an increase in observable pricing inputs as compared to the previous period.

88	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2016	Highland Funds II

For the year ended September 30, 2016, a net amount of $168,654 of the Fixed Income Fund’s portfolio investments was transferred from Level 2 to Level 1. Transfers from Level 2 to Level 1 were due to an increase in observable pricing inputs as compared to the previous period.

For the year ended September 30, 2016, there were no other transfers.

The Funds use end of period market value in the determination of the amount associated with any transfers between levels.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 9/30/2016	Valuation Technique	Unobservable Inputs	Input Value(s)
Highland Global Allocation Fund
U.S. Equity	$103,692,520	Third-Party Pricing Vendor	N/A	N/A
		Multiples Analysis	Price/MHz-PoP	$0.13 - $0.50
U.S. Senior Loans	41,698,182	Discounted Cash Flow	Spread Adjustment	0.10%
Non-U.S. Senior Loans	5,623,437	Debt-Yield	Yield Adjustment	4.75% - 6%
Non-U.S. Investment Companies	4,071,507	Net Asset Value	N/A	N/A
Non-U.S. Equity	1,793,000	Multiples Analysis	Multiple of EBITDA	8.1x
			Liquidity Discount	10%
			Asset-Specific Discount	10%
		Discounted Cash Flow	Discount Rate	10%
Non-U.S. Asset-Backed Securities	225,024	Discounted Cash Flow	Discount Rate	21%
Non-U.S. Warrants	83,807	Black-Scholes Model	Share Price	$6.52
			Annualized Volatility	63%

Total	$157,187,477
Highland Fixed Income Fund
Corporate Bonds and Notes	$505,650	Debt-Yield Model	Yield Adjustment	0.8% -1.0%

Total	$505,650

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

Accretion of discount and amortization of premium on taxable bonds and loans are computed to the call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

Each Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Funds intend to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of their taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Funds intend to distribute, in each calendar year, all of their net investment income, capital gains and certain other amounts, if any, such that the Funds should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

The Investment Adviser has analyzed the Funds’ tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Funds’ financial statements. The Funds’ U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Funds is also not aware of any tax positions for which it is

Annual Report	89

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2016	Highland Funds II

reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Tax-Exempt Fund and Fixed Income Fund typically declare investment income dividends daily and pay them monthly. The Global Allocation Fund declares and pays investment income dividends quarterly. All other Funds typically declare and pay dividends from investment income annually. All Funds typically declare and pay distributions from net realized capital gains in excess of capital loss carryforwards annually.

Cash & Cash Equivalents

The Funds consider liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Foreign Currency

Accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Funds may sell securities short. A security sold short is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Cash held as collateral for securities sold short is classified as restricted cash on each Fund’s Statement of Assets and Liabilities, as applicable. Restricted cash in the amounts of $106,061,210 for the Global Allocation Fund was held with the broker. Additionally, securities valued at $492,979,815 were posted in the Global Allocation Fund’s segregated account, as collateral as of September 30, 2016.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are non-recurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Note 3. Derivative Transactions

The Funds are subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing their investment objectives. The Funds enter into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Forward Foreign Currency Exchange Contracts

The Funds enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Funds’ currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Funds’ financial statements. Such amounts appear under the caption Forward Foreign Currency Exchange Contracts in the Investment Portfolio. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Funds’ risks in using these contracts include

90	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2016	Highland Funds II

changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts’ terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid assets in an amount equal to the value of the Fund’s obligation under those contracts, marked to market on a daily basis. For the year ended September 30, 2016, none of the funds invested in forward currency exchange contracts.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain/(loss) on the expiration or closing of a futures contract.

At September 30, 2016, the Global Allocation and Small Cap Equity Funds held futures contracts as detailed in the notes to the Fund’s Investment Portfolio. The Global Allocation and Small Cap Equity Funds entered into futures transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, and to gain market exposure for residual and accumulating cash positions. Cash held as collateral for futures contracts is shown on the Statement of Assets and Liabilities as “Restricted Cash — Futures.”

For the year ended September 30, 2016, the Highland Premier Growth Equity, Highland Total Return, Highland Tax-Exempt, and Highland Fixed Income Funds did not invest in futures contracts.

Options

The Funds may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Funds may hold options, write option contracts, or both.

If an option written by a Fund expires unexercised, a Fund realizes on the expiration date a capital gain equal to the premium received by a Fund at the time the option was written. If an option purchased by a Fund expires unexercised, a Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. A Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

Annual Report	91

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2016	Highland Funds II

Transactions in written options for the year ended September 30, 2016 were as follows:

Global Allocation Fund	Number of Contracts	Notional Value	Premium
Outstanding, September 30, 2015	82,148	$333,400,500	$26,846,076
Call Options Written	52,530	520,300,000	7,191,856
Put Options Written	257,697	2,566,764,000	65,051,657
Call Options Expired	(9,450)	(93,230,000)	(1,396,275)
Put Options Expired	(36,757)	(405,652,500)	(6,179,839)
Call Options Closed	(41,660)	(432,175,000)	(7,746,176)
Put Options Closed	(224,709)	(2,049,032,900)	(51,247,729)
Put Options Exercised	(19,519)	(75,112,600)	(6,175,990)

Outstanding, September 30, 2016	60,280	$365,261,500	$26,343,580

Premier Growth Fund	Number of Contracts	Notional Value	Premium
Outstanding, September 30, 2015	—	$—	$—
Put Options Written	18,000	192,000,000	1,348,097
Put Options Closed	(18,000)	(192,000,000)	(1,348,097)

Outstanding, September 30, 2016	—	$—	$—

Small-Cap Equity Fund	Number of Contracts	Notional Value	Premium
Outstanding, September 30, 2015	—	$—	$—
Call Options Written	250	675,000	24,427
Put Options Written	4,000	44,980,000	627,604
Put Options Closed	(1,700)	(19,320,000)	(262,280)

Outstanding, September 30, 2016	2,550	$26,335,000	$389,751

Additional Derivative Information

The Funds adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Funds disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Fund related to the derivatives.

The fair value of derivative instruments on the Statement of Assets and Liabilities have the following risk exposure at September 30, 2016:

	Fair Value
	Asset Derivative		Liability Derivative
Global Allocation Fund
Equity Risk	$9,199,406	(1)(3)(4)	$(7,156,076	)(2)(3)(4)
Foreign Currency	643,562	(1)	(677,508	)(2)(3)(4)
Premier Growth Equity Fund
Equity Risk	2,115,356	(1)	—
Small-Cap Equity Fund
Equity Risk	403,550	(1)	(258,949	)(2)(3)(4)

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.
(2)	Statement of Assets and Liabilities location: Written options contracts, at value.
(3)	Statement of Assets and Liabilities location: Variation margin receivable/payable.
(4)

Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Investment Portfolio and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the receivables and/or payables of the Statements of Assets and Liabilities.

To reduce counterparty credit risk with respect to over-the-counter (“OTC”) transactions, the Funds have entered into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allows the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC derivative positions in forward currency exchange contracts for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

Certain ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA master agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular

92	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2016	Highland Funds II

jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that to the value of any collateral currently pledged by the Fund or the Counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported in restricted cash on the Statement of Assets and Liabilities. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance.

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2016, is as follows:

	Net Realized Gain(Loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Global Allocation Fund
Commodity Risk	$44,952,876	(3)	$—
Equity Risk	(56,949,078	)(1)(2)(3)	49,259,949	(4)(5)(6)
Foreign Currency	(17,815,540	)(1)(2)(3)	(480,008	)(4)(5)(6)
Premier Growth Equity Fund
Equity Risk	(5,156,278	)(1)(2)(3)	(352,050	)(4)(5)(6)
Small-Cap Equity Fund
Equity Risk	24,468	(1)(2)(3)	(269,235	)(4)(5)(6)

(1)	Statement of Operations location: Realized gain (loss) on investments from unaffiliated issuers.
(2)	Statement of Operations location: Realized gain (loss) on written options contracts.
(3)	Statement of Operations location: Realized gain (loss) on future contracts.
(4)	Statement of Operations location: Change in unrealized appreciation (depreciation) on investments.
(5)	Statement of Operations location: Change in unrealized appreciation (depreciation) on written options contracts.
(6)	Statement of Operations location: Change in unrealized appreciation (depreciation) on futures contracts.

The average monthly volume of derivative activity for the year ended September 30, 2016, is as follows:

Fund	Units/ Contracts	Appreciation/ (Depreciation)
Global Allocation Fund
Futures Contracts(1)	—	$(7,134,692)
Purchased Options Contracts	59,726	—
Written Options Contracts	67,180	—
Premier Growth Equity Fund
Futures Contracts(1)	—	5,923
Purchased Options Contracts	3,166	—
Written Options Contracts	462	—
Small-Cap Equity Fund
Futures Contracts(1)	—	7,073
Purchased Options Contracts	331	—
Written Options Contracts	292	—

(1)	Futures Contracts average monthly volume is calculated using Appreciation/(Depreciation).

Note 4. Securities Lending

Each Fund may make secured loans of its portfolio securities amounting to not more than 30% of the value of its total assets (5% in the case of the Tax-Exempt Fund), thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially and possible investment losses in the investment of collateral. Pursuant to the Funds’ securities lending policies, securities loans are made to borrowers pursuant to agreements requiring that loans be continuously secured by collateral in cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. Collateral must be valued daily by the Custodian and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. If the collateral consists of non-cash collateral, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, State Street will reinvest the cash. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund will recall the loaned securities upon reasonable notice in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also may call such loans in order to sell the securities involved.

Annual Report	93

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2016	Highland Funds II

Securities lending transactions are entered into pursuant to Securities Loan Agreements (“SLA”), which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lenders, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Funds can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, each Funds benefit from a borrower default indemnity provided by State Street Bank and Trust Company (“State Street”). State Street’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

The following table presents financial instruments that are subject to enforceable netting arrangements as of September 30, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Liabilities Presented in Statement of Assets & Liabilities(1)	Financial Instrument(2)	Collateral Received	Net Amount (not less than 0)
Global Allocation Fund	$3,278,235	$3,624,440	$—	$—
Premier Growth Equity Fund	10,272,491	20,693,494	—	—
Small-Cap Equity Fund	8,126,183	11,408,868	—	—
Total Return Fund	1,805,907	1,869,447	—	—
Fixed Income Fund	2,723,535	2,665,203	—	58,332

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Represents market value of securities on loan at year end.

For the year ended September 30, 2016, the market value of securities loaned and the amounts secured with cash and securities collateral, which are included on each Fund’s Investment Portfolio were as follows:

Fund	Security Lending Market Value	Security Lending Collateral Cash Collateral (1)	Security Lending Collateral Non-Cash Collateral(2)
Global Allocation Fund	$3,624,440	$3,278,235	$428,750
Premier Growth Equity Fund	20,693,494	10,272,491	10,746,201
Small-Cap Equity Fund	11,408,868	8,126,183	3,367,573
Total Return Fund	1,869,447	1,805,907	104,813
Fixed Income Fund	2,665,203	2,723,535	—

(1)	The loaned securities were secured with cash collateral which was invested in the State Street Navigator Prime Securities Lending Portfolio.
(2)	Security lending non-cash collateral consists of U.S. Government Treasury & Agency debt and Sovereign debt.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, foreign taxes, investments in futures, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, tax treatment of net investment loss and distributions in excess of net investment income, dividends deemed paid upon shareholder redemption of Fund shares and tax attributes from Fund reorganizations. Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or NAV of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

94	Annual Report

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September 30, 2016	Highland Funds II

For the year ended September 30, 2016, permanent differences chiefly resulting from net investment losses, dividends on short sales, foreign currency gains and losses, equalization, short sale holding period reclass, partnership basis adjustments and REITs were identified and reclassified among the components of the Funds’ net assets as follows:

Fund	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in- Capital
Global Allocation Fund	$15,616,276	$(17,589,614)	$1,973,338
Premier Growth Equity Fund	(211,319)	73,620	137,699
Small-Cap Equity Fund	(16,732)	16,732	—
Total Return Fund	(29,172)	29,172	—
Tax-Exempt Fund	—	—	—
Fixed Income Fund	239,846	77,949	(317,795)

At September 30, 2016, the most recent tax year-end, components of distributable earnings on a tax basis is as follows:

Fund	Undistributed Income	Undistributed Long-Term Capital Gains	Undistributed Tax-Exempt Income	Other Temporary Differences (1)	Accumulated Capital and Other Losses	Net Tax Appreciation/ (Depreciation)(2)
Global Allocation Fund	$—	$—	$—	$(998,880)	$(90,975,215)	$(390,299,437)
Premier Growth Equity Fund	—	35,693,948	—	—	(9,852)	45,709,334
Small-Cap Equity Fund	321,251	2,229,639	—	—	—	6,674,927
Total Return Fund	931,142	—	—	—	—	483,274
Tax-Exempt Fund	—	—	74,327	—	(1,636)	1,594,396
Fixed Income Fund	—	—	—	(37,655)	(1,771,562)	2,096,878

(1)	Other temporary differences are comprised of dividends payable.
(2)	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sale, and other adjustments.

As of September 30, 2016, the most recent tax year-end, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Fund	2017		2018		No Expiration Short- Term(1)	No Expiration Long- Term(1)	Total
Global Allocation Fund	$733,520	(2)	$604,956	(2)	$20,675,578	$16,961,963	$38,976,017
Premier Growth Equity Fund	—		—		—	—	—
Small-Cap Equity Fund	—		—		—	—	—
Total Return Fund	—		—		—	—	—
Tax-Exempt Fund	—		—		—	1,636	1,636
Fixed Income Fund	—		—		—	1,771,562	1,771,562

(1)

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(2)

Includes capital loss acquired due to Global Allocation Fund’s merger with U.S. Equity Fund on September 28, 2012 and the prior year mergers with Highland International Equity Fund and Global Select Equity Fund on September 20, 2013. The Global Allocation Fund’s ability to utilize these capital losses is limited under Internal Revenue Service regulations.

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NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2016	Highland Funds II

For the year ended September 30, 2016, none of the Funds utilized capital loss carryforwards.

The tax composition of distributions paid during the years ended September 30, 2016 and September 30, 2015 (unless otherwise indicated) were as follows:

	Distributions Paid From:
Fund	Exempt Interest	Ordinary Income(1)	Long-Term Capital Gains	Return of Capital(2)
Global Allocation Fund
2016	$—	$75,774,590	$—	$4,465,661
2015	—	94,000,568	10,622,900	—
Premier Growth Equity Fund
2016	—	9,467	19,066,459	—
2015	—	21,606	15,498,986	—
Small-Cap Equity Fund
2016	—	17,190	4,986,416	—
2015	—	61,797	4,493,225	—
Total Return Fund
2016	—	2,913,433	6,064,211	—
2015	—	798,002	3,634,726	—
Tax-Exempt Fund
2016	434,910	—	602,638	—
2015	447,333	5,279	246,491	—
Fixed Income Fund
2016	—	3,332,491	—	303,856
2015	—	2,984,538	—	301,597

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.
(2)	Additional Information will be distributed on Form 1099 at the end of the calendar year.

Unrealized appreciation and depreciation at September 30, 2016, based on cost of investments for U.S. federal income tax purposes was:

Fund	Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)	Cost
Global Allocation Fund	$67,848,492	$(460,383,292)	$(392,534,800)	$1,563,553,017
Premier Growth Equity Fund	47,535,620	(1,826,286)	45,709,334	147,432,455
Small-Cap Equity Fund	10,384,706	(3,951,928)	6,432,778	55,134,502
Total Return Fund	3,229,161	(2,742,980)	486,181	77,358,323
Tax-Exempt Fund	1,594,396	—	1,594,396	25,694,895
Fixed Income Fund	3,442,867	(1,345,989)	2,096,878	127,379,246

Under current laws, certain capital losses after October 31 may be deferred (and certain ordinary losses after January 1st may be deferred) and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2016, the Funds elected to defer the following losses incurred from November 1, 2015 through September 30, 2016:

Fund	Realized Capital Losses	Ordinary Losses
Global Allocation Fund	$51,999,198	$—
Premier Growth Equity Fund	—	9,852
Small-Cap Equity Fund	—	—
Total Return Fund	—	—
Tax-Exempt Fund	—	—
Fixed Income Fund	—	—

96	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2016	Highland Funds II

Note 6. Credit Agreement

Effective May 24, 2013, the Funds entered into an unsecured credit agreement with State Street Bank and Trust Company (the “Unsecured Credit Agreement”) to be used for temporary purposes to facilitate portfolio liquidity. As of September 30, 2016, the maximum borrowing amount under the Unsecured Credit Facility is $100 million with interest charged at a rate of LIBOR plus 1.25% and a commitment fee of 0.25% on undrawn amounts. The Unsecured Credit Agreement expires in March 2017. Included in the Statement of Operations are $1,170,908, $86,010 and $65,081 of interest expense related to the Unsecured Credit Agreement for Global Allocation, Premier Growth Equity and Small-Cap Equity Funds, respectively. Commitment fees for the Global Allocation Fund, the Premier Growth Equity Fund, the Small-Cap Equity Fund, the Total Return Fund, the Tax-Exempt Fund, and the Fixed Income Fund were $37,467, $7,602, $1,179, $2,721, $899 and $4,644, respectively. As of September 30, 2016, the Global Allocation Fund, the Premier Growth Equity Fund and the Small-Cap Equity Fund had an outstanding balance of $40,000,000, $1,500,000, and $6,000,000, respectively under the Unsecured Credit Agreement. The fair value of the outstanding debt under the Unsecured Credit Agreement was estimated to be $40,059,958, 1,501,462, and $6,008,516, respectively and would be categorized as Level 3 within the fair value hierarchy. The fair value was estimated based on discounting the cash flows owed using a discount rate of 0.50% over the 3 month risk free rate. For the year ended September 30, 2016 the Global Allocation Fund, the Premier Growth Equity Fund and the Small-Cap Equity Fund had average daily note balances of $74,434,932, $11,076,687, $6,548,077, respectively, at a weighted average interest rate of 1.67%, 1.66%, and 1.72%, for the days outstanding.

Highland Total Return Fund, Highland Tax-Exempt Fund and Highland Fixed Income Fund did not have a balance during the year.

Note 7. Transactions with Affiliates & Expenses Incurred by the Fund

Investment Advisory Fees and Administration Fees

For its investment advisory services, each Fund pays the Investment Advisor a monthly fee, computed and accrued daily, based on an annual rate of the Funds’ Average Daily Managed Assets. Average Daily Managed Assets of a Fund means the average daily value of the total assets of a Fund less all accrued liabilities of a Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

On behalf of the Funds, the Trust has entered into an administration agreement with State Street and pays State Street a fee for administration services. The Investment Adviser generally assists in all aspects of the Funds’ administration and operations and furnishes offices, necessary facilities, equipment and personnel.

The table below shows each Fund’s contractual advisory fee with Highland for the year ended September 30, 2016:

Fund	Annual Fee Rate to Highland
Global Allocation Fund	0.40%
Premier Growth Equity Fund	0.60%
Small-Cap Equity Fund	0.95%
Total Return Fund	0.50%
Tax-Exempt Fund	0.35%
Fixed Income Fund	0.30%

Sub-Advisory Fees

The Premier Growth Equity Fund was sub-advised by GE Asset Management Incorporated (“GEAM”) until February 1, 2016. The Total Return Fund, the Tax-Exempt Fund and the Fixed Income Fund are sub-advised by First Foundation Advisors (“FFA”). The Investment Adviser pays each sub-advisor an investment sub-advisory fee out of the advisory fees that it receives form the respective Fund.

Expense Limits and Fee Reimbursements

The Investment Adviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Funds pursuant to their distribution plans under Rule 12b-1 under the 1940 Act, as amended, taxes, such as deferred tax expenses, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Global Allocation Fund, the Small-Cap Equity Fund, the Total Return Fund, the Tax-Exempt Fund and the Fixed Income Fund to 0.90%, 0.95%, 0.95%, 0.65% and 0.65%, respectively, of average daily net assets attributable to any class of the Global Allocation Fund, the Small-Cap Equity Fund, the Total Return Fund, the Tax-Exempt Fund and the Fixed Income Fund (each, an “Expense Cap” and collectively, the “Expense Caps”). The Expense Caps will continue through at least January 31, 2017, and may not be terminated prior to this date without the action or consent of the Board.

Under the expense limitation agreement, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to a Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such

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NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2016	Highland Funds II

recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement.

On September 30, 2016, the amounts subject to possible future recoupment under the Funds’ expense limitations were as follows:

	Expiring
Fund	2017	2018	2019
Global Allocation Fund	$—	$—	$660,281
Premier Growth Equity Fund	—	—	—
Small-Cap Equity Fund	55,044	193,129	222,967
Total Return Fund	—	—	—
Tax-Exempt Fund	—	25,890	48,223
Fixed Income Fund	—	—	9,458

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Funds as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex overseen by such Trustee based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers. Although the Funds believe that Mr. Powell is technically no longer an “interested person” of the Funds, in light of his previous employment his ongoing provision of consulting services to the Investment Adviser and an affiliates of the Investment Adviser, it is possible that the SEC might in the future determine Mr. Powell to be an “interested person” of the Funds. Therefore, the Funds will treat Mr. Powell as an “interested person” of the Funds for all purposes other than compensation (Mr. Powell will be compensated at the same rate as the Independent Trustees) from December 16, 2015 until December 4, 2017 (the second anniversary of his resignation).

The Funds pay no compensation to their officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Distribution and Shareholder Service Fees

The Funds have a distribution and shareholder service plan (each a “Plan” and collectively the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans require the payment of a monthly service fee to Highland Capital Funds Distributor, Inc. (the “Underwriter”) at an annual rate of 0.25% of the average daily net assets attributable to Class A, and Class C shares of the Funds. The Plans also require the payment of a monthly distribution fee to the Underwriter at an annual rate of 0.75% of the average daily net assets attributable to Class C shares. Currently Class Y shares are not subject to a 12b-1 fee.

The Underwriter received $94,496 of front end sales charges from the sale of Class A shares and $79,258 in contingent deferred sales charges from the redemption of Class C shares of the Funds during the year ended September 30, 2016.

Note 8. Disclosure of Significant Risks and Contingencies

The primary risks of investing in the Funds are described below in alphabetical order:

Counterparty Risk

Counterparty risk is the potential loss the Funds may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty risk is measured as the loss the Funds would record if its counterparties failed to perform pursuant to the terms of their obligations to the Funds. Because the Funds may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Funds may be exposed to the credit risk of their counterparties. To limit the counterparty risk associated with such transactions, the Funds conduct business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Credit Risk

Investments rated below investment grade are commonly referred to as high-yield, high risk or “junk debt.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and/ or interest payments. Investments in high yield debt and high yield Senior Loans may result in greater NAV fluctuation than if a Fund did not make such investments.

Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to a Fund, a reduction in the value of the corporate debt obligation experiencing non-payment and a potential decrease in the NAV of the Fund.

Currency Risk

A portion of the Funds’ assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Funds’ investment performance may be negatively affected by a devaluation of a currency in which the Funds’ investments are quoted or denominated. Further, the Funds’ investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities

98	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2016	Highland Funds II

quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Futures Contracts Risk

The risks of entering into futures contracts include the possibilities that their markets may become illiquid and/or changes in the values of the contracts may not correlate to changes in the values of the underlying instruments.

Illiquid and Restricted Securities Risk

The investments made by the Funds may be illiquid, and consequently the Funds may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Funds. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Funds’ investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Funds, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at a Fund’s expense, the Fund’s expenses would be increased.

Interest Rate Risk

The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Funds can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates.

Investments in Foreign Markets Risk

Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Leverage Risk

Each Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Funds purchase securities with borrowed funds, their net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Funds’ use of leverage would result in a lower rate of return than if the Funds were not leveraged.

Senior Loans Risk

The risk that the issuer of a senior may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of the senior loan or reduce the Fund’s returns. The risks associated with senior loans are similar to the risks of high yield debt securities. Senior loans and other debt securities are also subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, senior loans may not mitigate price declines in a long-term interest rate environment. The Fund’s investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers.

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NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2016	Highland Funds II

Short Sales Risk

Short sales by the Funds that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Funds to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Funds may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Note 9. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short- term options, for the year ended September 30, 2016, were as follows:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Global Allocation Fund	$—	$—	$1,324,761,969	$2,252,789,970
Premier Growth Equity Fund	—	—	161,001,639	232,258,226
Small-Cap Equity Fund	—	—	52,653,370	41,926,211
Total Return Fund	—	402,238	62,180,421	75,367,942
Tax-Exempt Fund	—	—	7,420,327	175,000
Fixed Income Fund	25,186,743	39,299,862	24,275,878	15,908,440

Note 10. Affiliated Issuers

Under Section 2 (a) (3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities.

The Global Allocation Fund held at least five percent of the outstanding voting securities of the following companies during the year ended September 30, 2016:

			Market Value
Issuer	Shares at September 30, 2015	Shares at September 30, 2016	September 30, 2015	September 30, 2016	Affiliated Income	Purchases	Sales
Other Affiliates
Highland HFR Equity Hedge ETF (Exchange-Traded Funds)	495,000	—	$9,157,500	$—	$—	$—	$9,051,107
Highland HFR Event-Driven ETF (Exchange-Traded Funds)	495,000	—	8,573,648	—	58,906	—	8,021,478
Highland HFR Global ETF (Exchange-Traded Funds)	495,000	—	9,370,301	—	43,541	—	8,903,093
Highland Merger Arbitrage Fund (Registered Investment Companies)	—	644,112	—	13,094,804	—	13,000,000	—
Highland/iBoxx Senior Loan ETF (Exchange-Traded Funds)	343,198	43,198	6,345,731	805,211	103,202	—	5,399,901
Highland Energy MLP Fund (Master Limited Partnerships)	3,385,921	3,793,330	25,970,018	18,701,118	1,810,109	3,810,110	2,000,000
BB Votorantim Highland Infrastructure LLC (Non-U.S. Investment Companies)	10,000	10,000	2,937,405	4,071,507	—	—	—
TerreStar Corp. (U.S. Equity)	306,550	306,550	92,860,126	95,809,137	—	—	—
TerreStar Corp. (U.S. Senior Loans)	37,455,424	41,865,645	37,305,603	41,698,182	4,410,220	—	—

Total	42,986,093	46,662,835	$192,520,332	$174,179,959	$6,425,978	$16,810,110	$33,375,579

100	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2016	Highland Funds II

The Premier Growth Equity Fund held at least five percent of the outstanding voting securities of the following company during the year ended September 30, 2016:

			Market Value
Issuer	Shares at September 30, 2015	Shares at September 30, 2016	September 30, 2015	September 30, 2016	Affiliated Income	Purchases	Sales
Other Affiliates
Highland Merger Arbitrage Fund (Registered Investment Companies)	—	173,439	$—	$3,526,016	$—	$3,500,000	$—

Total	—	173,439	$—	$3,526,016	$—	$3,500,000	$—

Note 11. New Accounting Pronouncements

In February 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-02, Consolidation (Topic 810): Amendments to the Consolidation Analysis. This update focuses on the consolidation evaluation for reporting organizations that are required to evaluate whether they should consolidate certain legal entities. For public entities this update will be effective for interim and annual periods beginning after December 15, 2015. ASU 2015-02 will modify the evaluation of limited partnerships and similar legal entities as variable interest entities (VIEs). This update will eliminate the presumption that a general partner should consolidate a limited partnership and affects the consolidation analysis of reporting entities that are involved with VIEs. The update also provides a scope exception from consolidation guidance for reporting entities with interests in legal entities that are required to comply with or operate in accordance with requirements similar to Rule 2a-7 of the investment Company Act of 1940 for registered money market funds. The Investment Adviser is currently evaluating the impact of provisions of this guidance on the Funds’ financial position.

In April 2015, the FASB issued ASU 2015-03, Interest — Imputation of interest (Subtopic 835-30) Simplifying the Presentation of Debt Issuance Costs, which requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. In August 2015, the FASB issued Accounting Standards Update No. 2015-15, Interest — Imputation of Interest to update the guidance to include SEC staff views regarding the presentation and subsequent measurement of debt issuance costs related to line-of-credit arrangements. Given the absence of authoritative guidance within ASU 2015-03 for debt issuance costs related to line-of-credit arrangements, the SEC has indicated that it would not object to an entity deferring and presenting debt issuance costs as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line-of-credit arrangement, regardless of whether there are any outstanding borrowings on the line-of-credit arrangement. For public entities, these updates are effective for interim and annual periods beginning after December 15, 2015. The Investment Adviser is currently evaluating the impact of this guidance on the Funds’ financial statements.

In May 2015, the FASB issued ASU 2015-07, Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent). The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. For public entities this guidance is required to be presented for interim and annual periods beginning after December 15, 2015. The Investment Adviser is currently evaluating the implication, if any, of the additional disclosure requirements and the impact of this guidance on the Funds’ financial statements.

In January 2016, the FASB issued Accounting Standards Update 2016-01, Financial Instruments (Subtopic 825-10): Recognition and measurement of Financial Assets and Liabilities. The amendments in this update makes improvements to the requirements for accounting for equity investments and simplifying the impairment assessment of equity investments. For public entities this update will be effective for fiscal years beginning after December 15, 2017. The Investment Adviser is currently evaluating the impact of this new guidance on the Funds’ financial position.

In March 2016, the FASB issued Accounting Standards Update 2016-06, Derivatives and Hedging (Topic 815): Contingent Put and Call Options in Debt Instruments. The amendments in this update clarify the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts. For public entities this update will be effective for interim periods

Annual Report	101

NOTES TO FINANCIAL STATEMENTS (concluded)

September 30, 2016	Highland Funds II

and fiscal years beginning after December 15, 2016. The Investment Adviser is currently evaluating the impact of this new guidance on the Funds’ financial position.

In August 2016, the FASB issued Accounting Standards Update 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Receipts and Cash Payments. The amendments in this update address eight specific issues, where there has been diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows under Topic 230. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. The Investment Adviser is currently evaluating the impact of this new guidance on the Funds’ financial position.

Note 12. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined there were no subsequent events to report which have not already been recorded or disclosed in these financial statements and accompanying notes.

102	Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

Highland Funds II:

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Highland Global Allocation Fund, Highland Premier Growth Equity Fund, Highland Small-Cap Equity Fund, Highland Total Return Fund, Highland Tax-Exempt Fund, and Highland Fixed Income Fund, each a series of Highland Funds II trust, as of September 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the five-year period then ended and the statement of cash flows for Highland Global Allocation Fund and Highland Small-Cap Equity Fund for the year then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with custodians and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Highland Funds II trust as of September 30, 2016, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 22, 2016

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ADDITIONAL INFORMATION (unaudited)

September 30, 2016	Highland Funds II

Tax Information

For the fiscal year ended September 30, 2016, the following Funds are designating the following items with regard to earnings for the year.

	Long-Term Capital Gain Designation	Tax Exempt Income	Qualified Dividends and Corporate Dividends Received Deduction	Qualifying Dividend Income (15% tax rate for QDI)
Global Allocation Fund	$—	—%	9.25%	9.22%
Premier Growth Equity Fund	19,066,459	—	99.97	99.97
Small-Cap Equity Fund	4,986,416	—	81.67	83.76
Total Return Fund	6,064,211	—	10.10	43.53
Tax Exempt Fund	602,638	100	—	—
Fixed Income Fund	—	—	5.23	6.25

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Funds are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Funds, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary provisions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Funds and one or more of such other accounts are prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Funds and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Funds and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Funds, in some cases these activ-

ities may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds.

Disclosure of Fund Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire period ended September 30, 2016.

Actual Expenses: The first section of the table for each Fund provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 — 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

104	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2016	Highland Funds II

Hypothetical Example for Comparison Purposes: The second section of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or redemption fees. Therefore, the second section of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 04/01/16	Ending Account Value 09/30/16	Annualized Expense Ratio(1)	Expenses Paid During the Period(1)
Highland Global Allocation Fund
Actual Fund Return
Class A	$1,000.00	$1,213.30	1.33%	$7.36
Class C	1,000.00	1,207.60	2.08%	11.48
Class Y	1,000.00	1,213.30	1.08%	5.98
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,018.35	1.33%	$6.71
Class C	1,000.00	1,014.60	2.08%	10.48
Class Y	1,000.00	1,019.60	1.08%	5.45
Highland Premier Growth Equity Fund
Actual Fund Return
Class A	$1,000.00	$1,097.50	1.44%	$7.55
Class C	1,000.00	1,093.40	2.19%	11.46
Class Y	1,000.00	1,098.60	1.18%	6.19
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,017.80	1.44%	$7.26
Class C	1,000.00	1,014.05	2.19%	11.03
Class Y	1,000.00	1,019.10	1.18%	5.96
Highland Small-Cap Equity Fund
Actual Fund Return
Class A	$1,000.00	$1,207.10	1.55%	$8.55
Class C	1,000.00	1,202.80	2.30%	12.67
Class Y	1,000.00	1,208.90	1.24%	6.85
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,017.25	1.55%	$7.82
Class C	1,000.00	1,013.50	2.30%	11.58
Class Y	1,000.00	1,018.80	1.24%	6.26

	Beginning Account Value 04/01/16	Ending Account Value 09/30/16	Annualized Expense Ratio(1)	Expenses Paid During the Period(1)
Highland Total Return Fund
Actual Fund Return
Class A	$1,000.00	$1,064.70	1.17%	$6.04
Class C	1,000.00	1,060.60	1.92%	9.89
Class Y	1,000.00	1,066.20	0.92%	4.75
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,019.15	1.17%	$5.91
Class C	1,000.00	1,015.40	1.92%	9.67
Class Y	1,000.00	1,020.40	0.92%	4.65
Highland Tax-Exempt Fund
Actual Fund Return
Class A	$1,000.00	$1,015.50	0.90%	$4.53
Class C	1,000.00	1,011.70	1.65%	8.30
Class Y	1,000.00	1,016.20	0.65%	3.28
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,020.50	0.90%	$4.55
Class C	1,000.00	1,016.75	1.65%	8.32
Class Y	1,000.00	1,021.75	0.65%	3.29
Highland Fixed Income Fund
Actual Fund Return
Class A	$1,000.00	$1,044.10	0.91%	$4.65
Class C	1,000.00	1,040.20	1.66%	8.47
Class Y	1,000.00	1,045.50	0.66%	3.38
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,020.45	0.91%	$4.60
Class C	1,000.00	1,016.70	1.66%	8.37
Class Y	1,000.00	1,021.70	0.66%	3.34

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the full fiscal year (183/366).

Approval of Highland Funds II Advisory and Sub-Advisory Agreements

The Trust has retained the Investment Adviser to manage the assets of each Fund pursuant to investment advisory agreements between the Investment Adviser and each such Fund (the “Advisory Agreements”). The Trust has also retained First Foundation Advisors (the “Sub-Adviser” and, together with the Investment Adviser, the “Advisers”) to serve as sub-adviser to certain Funds pursuant to sub-advisory agreements (each, a “Sub-Advisory Agreement” and, together with the Advisory Agreements, the “Agreements”) between the Investment Adviser and the Sub-Adviser on behalf of Highland Tax-Exempt Fund, Highland Fixed Income Fund and Highland Total Return Fund. The Agreements have been approved by the Funds’ Board of Trustees, including a majority of the Independent Trustees.

Annual Report	105

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2016	Highland Funds II

Following an initial two-year term, each of the Agreements continues in effect from year-to-year, provided that such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.

At meetings held on August 25, 2016 and separately with independent legal counsel on August 31, 2016, the Board of Trustees gave preliminary consideration to information bearing on the continuation of the Agreements for a one-year period commencing November 1, 2016 with respect to each Fund. The primary purpose of these meetings was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in evaluating the continuation of the Agreements, and to request any additional information they considered reasonably necessary for their deliberations.

At a meeting held on September 8-9, 2016, the Board of Trustees, including the Independent Trustees, approved the continuance of the Agreements for a one-year period commencing on November 1, 2016. As part of its review process, the Board of Trustees requested, through Fund counsel and its independent legal counsel, and received from the Advisers, various information and written materials in connection with meetings of the Board of Trustees held on August 25 and 31, 2016 and September 8-9, 2016, including: (1) information regarding the financial soundness of the Advisers and the profitability of the Agreements to the Advisers; (2) information on the advisory and compliance personnel of the Advisers, including compensation arrangements; (3) information on the internal compliance procedures of the Advisers; (4) comparative information showing how the Funds’ fees and operating expenses compare to those of other accounts of the Advisers and comparable funds managed by unaffiliated advisers, both of which follow investment strategies similar to those of the Funds; (5) information on the investment performance of the Funds, including comparisons of the Funds’ performance against that of other registered investment companies and comparable funds that follow investment strategies similar to those of the Funds; (6) information regarding brokerage and portfolio transactions; and (7) information on any legal proceedings or regulatory audits or investigations affecting the Advisers. After the August 25 and 31, 2016 meetings, the Trustees requested that the Investment Adviser provide additional information regarding various matters. In addition, the Trustees received an independent report from Morningstar Associates, LLC (“Morningstar”), an independent source of investment company data, relating to each Fund’s performance, volatility and expenses compared to the performance, volatility and expenses of a peer group determined by Morningstar to be comparable. The Trustees also relied on information provided at periodic meetings of the Board of Trustees over the course of the year. The Trustees reviewed various factors discussed in independent counsel’s legal memoranda, the detailed information provided by the Advisers and other relevant information and factors. The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

The nature, extent, and quality of the services to be provided by the Advisers. The Board of Trustees considered the portfolio management services to be provided by the Advisers under the Agreements and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. The Board of Trustees discussed the relevant experience and qualifications of the personnel providing advisory services, including the background and experience of the members of each Fund’s portfolio management team. The Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Advisers. The Trustees also reviewed and discussed information regarding the Advisers’ compliance policies, procedures and personnel, including portfolio manager compensation arrangements. With regard to Funds for which the Investment Adviser has retained the Sub-Adviser, the Trustees considered: the services to be provided by the Investment Adviser with respect to the supervision of the Sub-Adviser, including a review of the performance of the Sub-Adviser of its obligations to the applicable Fund; a review of the Sub-Adviser’s investment performance in respect of each applicable Fund; a review and consideration of any changes in the personnel of the Sub-Adviser responsible for performing the Sub-Adviser’s obligations and making appropriate reports to the Trustees; a review and consideration of any changes in the ownership or senior management of the Sub-Adviser and making appropriate reports to the Trustees; and recommendations of the Investment Adviser with respect to the continued retention of the Sub-Adviser or the replacement of the Sub-Adviser. The Trustees concluded that the Advisers had the quality and depth of personnel and investment methods essential to performing their duties under the Agreements, and that the nature and the quality of such advisory services were satisfactory.

106	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2016	Highland Funds II

The Advisers’ historical performance in managing the Funds. The Board of Trustees reviewed the historical performance of the Advisers and the Funds’ portfolio management teams in managing the Funds over various time periods and reflected on previous discussions regarding matters bearing on the Advisers’ performance at their meetings throughout the year. With respect to each Fund, the Trustees discussed the historical performance of the Fund and contrasted the relative performance of the Fund and its portfolio management team to that of the Fund’s peers, as represented by certain other registered investment companies and comparable funds that follow investment strategies similar to the Fund, as well as comparable indices and the Fund’s applicable Morningstar category. With respect to each Fund, the Trustees concluded that the Fund’s performance or other relevant factors supported the continuation of the Agreement(s) relating to that Fund for an additional one-year period.

In the case of each Fund that had performance that lagged, as applicable, that of its Morningstar peer group median, category median and/or benchmark for certain periods, the Trustees considered information provided by the Advisers relating to the attribution of performance results for each Fund, including information that demonstrated that such underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Advisers that were reasonable under the circumstances prevailing at the time and consistent with the applicable Fund’s investment objective and policies.

With respect to each Fund, the Trustees concluded that the Fund’s performance and other relevant factors supported the continuation of the Agreements.

The costs of the services to be provided by the Advisers and the profits to be realized by the Advisers and their affiliates from their relationship with the Funds. The Board of Trustees also gave substantial consideration to the fees payable under the Agreements, the expenses the Advisers incur in providing advisory services and the profitability to the Advisers from managing the Funds, including: (1) information regarding the financial condition of the Advisers; (2) information regarding the total fees and payments received by the Advisers for their services and, with respect to the Investment Adviser, whether such fees are appropriate given economies of scale and other considerations; (3) comparative information showing (a) the fees payable under the Agreements versus the investment advisory fees of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Funds and (b) the expense ratios of the Funds versus the expense ratios of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Funds; (4) information regarding the total fees and payments received and the related amounts waived and/or reimbursed by the Investment Adviser for providing administrative services with respect to certain of the Funds under separate agreements and whether such fees are appropriate; and (5) with respect to those Funds that are sub-advised, the fact that, with respect to the Investment Adviser, the fees payable to the Investment Adviser would be reduced by amounts payable to the Sub-Adviser for a given period and, with respect to the Sub-Adviser, that it was supervised by the Investment Adviser and that certain investment advisory services to such Funds are provided by the Investment Adviser. The Trustees also considered the so-called “fall-out benefits” to the Advisers with respect to the Funds, such as the reputational value of serving as Investment Adviser or Sub-Adviser, as applicable, to the Funds, potential fees paid to the Advisers’ affiliates by a Fund or portfolio companies for services provided, including administrative services provided to certain Funds by the Investment Adviser pursuant to separate agreements, the benefits of scale from investment by the Funds in affiliated funds, and the benefits of research made available to the Advisers by reason of brokerage commissions (if any) generated by the Funds’ securities transactions, and, with respect to certain Funds that invest in one or more other funds in the Highland fund complex, the fees paid to the Adviser of the underlying Fund and its affiliates with respect to such investments. After such review, the Trustees determined that the anticipated profitability rates to the Investment Adviser and Sub-Adviser with respect to the Agreements were fair and reasonable. The Trustees also took into consideration the amounts waived and/or reimbursed, if any, where expense caps or advisory fee waivers had been implemented.

The extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The Board of Trustees considered the respective asset levels of the Funds over time and historical net expenses relative to asset levels, the information provided by the Advisers relating to their costs and information comparing the fee rates charged by the Advisers with fee rates charged by other unaffiliated investment advisers to their clients. The Trustees concluded that the fee structures are reasonable, and appropriately, with respect to the Investment Adviser, should result in a sharing of economies of scale in view of the information provided. The Board determined to continue to review ways, and the extent to which, economies of scale might be shared between the Adviser and/or Sub-Adviser, as applicable, on the one hand and shareholders of the Funds on the other. The Board also requested that the Investment Adviser consider ways in

Annual Report	107

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2016	Highland Funds II

which economies of scale can be shared with Fund shareholders.

Conclusion

Throughout the process, the Board of Trustees was advised by Fund counsel and independent legal counsel, and was empowered to engage such other third parties or request additional information as it deemed appropriate. Following a further discussion of the factors above and the merits of the Agreements and their various provisions, it was noted

that in considering the approval of the Agreements, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all of the factors and reasons discussed above, the Trustees, including the Independent Trustees, unanimously agreed that the Agreements, including the advisory and sub-advisory fees to be paid to the Advisers are fair and reasonable to the Funds in light of the services that the Advisers provide, the expenses that they incur and the reasonably foreseeable asset levels of the Funds.

108	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2016	Highland Funds II

The Board is responsible for the overall management of the Funds, including supervision of the duties performed by the Investment Adviser. The names and birth dates of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Capital Management Fund Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, TX 75201.

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Timothy K. Hui (6/13/1948)	Trustee	Indefinite Term; Trustee since inception in 2006.	Dean of Educational Resources since July 2012 and from July 2006 to January 2008, Vice President from February 2008 to June 2012, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Cairn University.	22	None	Significant experience on this board of directors/trustees; administrative and managerial experience; legal training and practice.

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since inception in 2006.	Private Investor, BW Consulting, LLC; Senior Manager, Accenture, LLP (a consulting firm) from 2002 until retirement in 2014.	22	Director of Equity Metrix, LLC.	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

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ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2016	Highland Funds II

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite Term; Trustee since December 2013.	Executive Vice President and Chief Investment Strategist, The Hartford Mutual Funds from 2009 until retirement in 2012; Vice Chairman of Deutsche Asset Management from 2002 to 2009.	22	Trustee of ARC Realty Finance Trust, Inc. (from January 2013 to May 2016); Director of KC Concessions, Inc.; Trustee of Realty Capital Income Funds Trust; Director of American Realty Capital Healthcare Trust II (from January 2013 to June 2016); Director, American Realty Capital Daily Net Asset Value Trust, Inc. (from November 2012 to July 2016); Director of American Sports Enterprise, Inc.; Director of Davidson Investment Advisors (July 2009 to July 2016); Chairman and owner, Kane County Cougars Baseball Club; Advisory Board of Directors, Internet Connectivity Group, Inc. (January 2014 to April 2016); Director of AR Capital Acquisition Corp.; Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Ozzie’s Outreach Foundation, Inc.; Director of Kane County Cougars Foundation, Inc.; Director of Galen Robotics, Inc	Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

110	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2016	Highland Funds II

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

John Honis[3] (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013.	President of Rand Advisors, LLC since August 2013; Partner of Highland Capital Management, L.P. (“HCM”) from February 2007 until his resignation in November 2014.	22	Manager of Turtle Bay Resort, LLC	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

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ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2016	Highland Funds II

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Interested Trustee

Ethan Powell[4] (6/20/1975)	Trustee; Chairman of the Board	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; Executive Vice President and Principal Executive Officer from June 2012 until December 2015.

President and Founder of Impact Shares LLC

(a registered investment advisor dedicated to building a platform to create better socially responsible investment solutions) since December 2015; Trustee/Director of the Highland Fund Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of Highland Capital Management Fund Advisors, L.P. (“HCMFA”) from 2012 until December 2015; Senior Retail Fund Analyst of HCM from 2007 until December 2015 and HCMFA from its inception until December 2015; Secretary of NexPoint Credit Strategies Fund (“NHF”) from November 2010 until June 2012; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF from May 2015 until December 2015; Executive Vice President and Principal Executive Officer of Highland Funds I (“HFI”) and Highland Funds II (“HFII”) from June 2012 until December 2015; and Secretary of HFI and HFII from November 2010 to May 2015.

				22	Trustee of Impact Shares Funds I Trust	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Fund Complex; significant administrative and managerial experience.

112	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2016	Highland Funds II

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

J. Bradley Ross (5/13/59)	President and Principal Executive Officer	Indefinite Term; President and Principal Executive Officer since December 2015	Principal Executive Officer of Highland Funds I and Highland Funds II since December 2015; President of Highland Capital Funds Distributor, Inc. (“HCFD”) since February 2014; President of HCMFA since June 2012; Member of the Sales Force Marketing Committee of the Investment Company Institute since 2003; Executive Vice President and National Sales Director of Ivy Funds from 2003 until June 2012.

Brian Mitts (8/26/1970)	Secretary; Principal Financial Officer and Principal Accounting Officer	Indefinite Term; Secretary; Principal Financial Officer and Principal Accounting Officer since May 2015.	Chief Financial Officer, Executive Vice President and Treasurer of NexPoint Residential Trust, Inc. since 2014; Principal Financial Officer and Principal Accounting Officer of NHF since November 2010; Executive Vice President, Principal Financial Officer and Principal Accounting Officer of NHF since May 2015; Treasurer of NHF from November 2010 until May 2015; Chief Financial Officer of NexPoint Capital, Inc. from August 2014 until May 2015; Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer of NexPoint Capital, Inc. since May 2015; Principal Financial Officer and Principal Accounting Officer of NexPoint Real Estate Strategies Fund since March 2016; Chief Financial Officer and Financial and Operations Principal of HCFD since November 2013; Chief Operations Officer of HCMFA since 2012; Secretary of NexPoint Advisors, L.P. from August 2012 until May 2015; Executive Vice President of NexPoint Advisors, L.P. since May 2015; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; Secretary, Principal Financial Officer and Principal Accounting Officer of HFI and HFII since May 2015; Principal Financial Officer and Principal Accounting Officer of HFI since November 2010 and of HFII since February 2011; Treasurer of HFI from November 2010 until May 2015 and of HFII from February 2011 until May 2015 and Financial and Operations Principal of NexBank Securities, Inc. since 2014.

Frank Waterhouse (4/14/1971)	Treasurer	Indefinite Term; Treasurer since May 2015.	Assistant Treasurer of Acis Capital Management, L.P. from December 2011 until February 2012; Treasurer of Acis Capital Management, L.P. since February 2012; Assistant Treasurer of HCM from November 2011 until April 2012; Treasurer of HCM since April 2012; Assistant Treasurer of HCMFA from December 2011 until October 2012; Treasurer of HCMFA since October 2012; Treasurer of NexPoint Advisors, L.P. since March 2012 and Treasurer of NexPoint Capital, Inc., NHF, HFI, HFII, and NexPoint Real Estate Advisors, L.P. since May 2015 and Treasurer of NexPoint Real Estate Strategies Fund since March 2016.

Dustin Norris (1/6/1984)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since November 2012.	Chief Product Strategist at HCMFA since September 2015, Director of Product Strategy at HCMFA from May 2014 to September 2015; Secretary of NHF since December 2015; Assistant Treasurer of Highland Funds I and Highland Funds II since November 2012; Assistant Treasurer of NHF from November 2012 to December 2015; Secretary of NexPoint Capital, Inc. since 2014; Secretary of NexPoint Real Estate Strategies Fund since March 2016; Senior Accounting Manager at HCMFA from August 2012 to May 2014; and Fund Accountant at HCM from June 2010 to August 2012.

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ADDITIONAL INFORMATION (unaudited) (concluded)

September 30, 2016	Highland Funds II

1	On an annual basis, as a matter of Board policy, the Governance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance Committee reports its findings to the Board.
2	The “Highland Fund Complex” consists of NHF, each series of HFI, each series of HFII, NexPoint Merger Arbitrage Fund, NexPoint Latin American Opportunities Fund, NexPoint Real Estate Strategies Fund, NexPoint Opportunistic Credit Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Discount Yield Fund, NexPoint Healthcare Opportunities Fund, and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.
3	Since May 1, 2015, Mr. Honis has been treated as an Independent Trustee of the Trust. Prior to that date, Mr. Honis was treated as an Interested Trustee because he was a partner of an investment adviser affiliated with the Adviser until his resignation in November 2014. As of August 31, 2016, Mr. Honis was entitled to receive aggregate severance and/or deferred compensation payments of approximately $1.5 million from another affiliate of the Adviser. Mr. Honis also serves as a director of a portfolio company affiliated with the Adviser. During the Trust’s last two fiscal years, Mr. Honis’ aggregate compensation from this portfolio company for his services as a director was approximately $50,000.
In addition, Mr. Honis serves as a trustee of a trust that owns substantially all of the economic interest in an investment adviser affiliated with the Adviser. Mr. Honis indirectly receives an asset-based fee in respect of such interest, which is projected to range from $100,000-$150,000 annually. In light of these relationships between Mr. Honis and affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Honis to be an interested person of the Trust.
4	Effective December 4, 2015, Mr. Powell resigned from his position with the Adviser. Mr. Powell currently receives hourly fees from the Adviser to perform consulting services for the Adviser relating to matters on which he worked during his tenure at the Adviser. Although the Trust believes that Mr. Powell is technically no longer an interested person of the Trust, in light of his previous employment and his ongoing provision of consulting services to the Adviser and affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Powell to be an interested person of the Trust. Therefore, the Trust treats Mr. Powell as an Interested Trustee of the Trust for all purposes other than compensation (Mr. Powell will be compensated at the same rate as the Independent Trustees) from December 16, 2015 until at least December 4, 2017 (the second anniversary of his resignation).

114	Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Sub-Advisers

First Foundation Advisors

18/01 Von Karman Ave., Suite 700

Irvine, CA 92612 - 0145

GE Asset Management Incorporated

3001 Summer Street

P.O. Box 7900

Stamford, CT 06904

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, Massachusetts 02021

Underwriter

Highland Capital Funds Distributor, Inc.

200 Crescent Court, Suite 700

Dallas, TX 75201

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Fund Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

This report has been prepared for shareholders of Highland Global Allocation Fund, Highland Premier Growth Equity Fund, Highland Small-Cap Equity Fund, Highland Total Return Fund, Highland Tax-Exempt Fund, and Highland Fixed Income Fund (collectively, the “Funds”). The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds’ proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q by visiting the Funds’ website at www.highlandfunds.com.

The Statements of Additional Information include additional information about the Funds’ Trustees and are available upon request without charge by calling 1-877-665-1287.

Annual Report	115

Highland Funds

c/o BFDS

30 Dan Road

Canton, MA 02021-2809

Highland Funds II	Annual Report, September 30, 2016

www.highlandfunds.com	HFII-AR-09/16

Highland Energy MLP Fund

Annual Report

September 30, 2016

Highland Energy MLP Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

September 30, 2016	Highland Energy MLP Fund

Performance Overview

For the twelve-month period ending on September 30, 2016, the Highland Energy MLP Fund (the Fund) returned -15.98% for Class A shares, -16.49% for Class C shares, and -16.14% for Class Y shares. The Alerian MLP Index, the Fund’s benchmark, returned 12.74%, and the Fund’s Morningstar peer group, U.S. Open-End Equity Energy, returned an average of 14.67% during the same period.

Manager’s Discussion

During this period, the Fund was primarily invested in limited and general partnership interests of master limited partnerships (MLPs) engaged in the energy industry. The Fund’s performance lagged that of its peers due to the use of leverage, the Fund’s focus on higher growth general partnerships (GPs) as well as certain limited partnerships with higher anticipated growth rates, the overweighting of certain positions that were disproportionately impacted by the increased sector volatility and other factors at the beginning of the year, and the adjustments to its deferred tax asset (DTA).

The market has struggled to assess the appropriate growth rate for the U.S. energy industry as a result of uncertainty over future commodity prices. This has contributed to a re-rating of some higher growth GP and MLP entities. As commodity prices normalize and the call on U.S. production becomes more apparent, we believe this growth potential will be rediscovered and the market will once again ascribe appropriate value to faster growing companies.

The Fund’s overweighting of certain positions, such as Kinder Morgan (KMI) and Energy Transfer Equity (ETE), also contributed negatively to performance. Market volatility intensified at the end of 2015 and became especially pronounced in entities with higher relative leverage and/or large unfunded project backlogs. One of the most notable victims of this dynamic was KMI. Although KMI is one of the largest and most diversified midstream companies, it was forced to cut its distribution by 75% in order to internally fund its growth plans while maintaining access to the credit markets. We believe the distribution reduction was not a reflection of deteriorating operating cash flow and KMI represents attractive value over the medium-term as these growth projects are completed and the distribution is adjusted accordingly. Prior to its failed merger with Williams, ETE also experienced a large amount of volatility as the market grappled with the merger’s impact on leverage and the stability of distributions from its underlying MLPs. The shares have since rebounded somewhat, but we believe that the market continues to underappreciate the longer-term earnings power of the ETE complex.

At the beginning of the Fund’s fiscal year, market volatility led to a substantial increase in the DTA and an adjustment was made in accordance with generally accepted accounting principles to substantially lower the Fund’s expected realized value. Since then, further adjustments have been made as estimates of future distribution growth for the Fund’s underlying holdings have fluctuated as a result of commodity pricing and third-party analyst forecasts. While no assurance can be given as to future market conditions, we believe that over time the Fund will be able to recover the value of the DTA which was written down via the receipt of distributions and the further normalization of market prices.

The Fund continues to implement leverage and, as described above, remains positioned around holdings that are expected to benefit disproportionately from further normalization in the commodity price environment as well as those whose fundamental value is believed to be underappreciated by the broader market. Besides the DTA adjustment and the implementation of leverage, there have been no significant changes to the Fund since it was transitioned to an MLP-focused strategy on March 29, 2013.

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2016	Highland Energy MLP Fund

Highland Energy MLP Fund - Class A

Growth of Hypothetical $10,000 Investment

Highland Energy MLP Fund	One Year	Since Inception	Inception Date

Class A Shares, without sales charge	-15.98%	-6.61%	12/01/11
Class A Shares, with sales charge	-20.79%	-7.74%
Class C Shares, without sales charge	-16.49%	-7.22%	12/01/11
Class C Shares, with sales charge	-17.24%	-7.22%
Class Y Shares	-16.14%	-6.39%	12/01/11

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share then redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratios as reported in the Fund’s financial highlights are Class A: 10.23%, Class C: 10.98% and Class Y: 9.98%. The Advisor has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, such as deferred tax expenses, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to 1.10% of average daily net assets attributable to any class of the Fund. The Expense Cap will continue through at least January 31, 2017.

Effective February 1, 2013, the Fund revised its investment strategy to focus on MLP investments. Returns through September 30, 2012 reflect the Fund’s treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended. Returns after September 30, 2012 reflect the Fund’s treatment as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. As a result, returns after September 30, 2012 generally will be reduced by the amount of entity-level income taxes paid by the Fund as a regular corporation and thus will not necessarily be comparable to returns reported while the Fund still qualified as a regulated investment company.

The Fund’s investments in MLPs involve additional risks as compared to the risks of investing in common stock, including risks related to cash flow, dilution and voting rights. The Fund’s investments are concentrated in the energy infrastructure industry with an emphasis on securities issued by MLPs, which may increase price fluctuation. Energy infrastructure companies are subject to risks specific to the industry such as fluctuations in commodity prices, reduced volumes of natural gas or other energy commodities, environmental hazards, changes in the macroeconomic or the regulatory environment or extreme weather. MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment including the risk that a limited partner could lose its tax status as a partnership which could reduce or eliminate distributions paid by MLPs to the Fund. Additional management fees and other expenses are associated with investing in MLP funds. The Fund is subject to certain MLP tax risks and risks associated with accounting for its deferred tax liability which could materially reduce its net asset value. An investment in the Fund is not entitled to the same tax benefits as a direct investment in an MLP. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. The Fund’s investments in derivatives may involve more volatility and less liquidity because of the risk that an investment may not correlate to the performance of the underlying securities. Investments by the Fund involving leverage may have the effect of increasing the volatility of the Fund’s portfolio, and the risk of loss in excess of invested capital.

The Fund is organized as a Subchapter “C” Corporation which means that it will pay federal, income taxes at a corporate rate (currently as high as 35%) as well as state and local taxes based on its taxable income. The potential benefit of investing in MLPs generally is their treatment as partnerships for federal income purposes. Because the Fund is a corporation, it will be taxed at the Fund level, which will reduce the amount of cash available for distribution and the Fund’s net asset value. A significant portion of the Fund’s distributions may be tax deferred return of capital (ROC), which reduces a shareholder’s cost basis in its shares and therefore increases any gain or decreases any loss realized when the shares are sold.

Mutual fund investing involves risk, including the possible loss of principal.

Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price-return basis and on a total-return basis.

2	Annual Report

FUND PROFILE (unaudited)

Highland Energy MLP Fund

Objective

Highland Energy MLP Fund (the “Fund”) seeks to provide investors with current income and capital appreciation.

Net Assets as of September 30, 2016

$35.5 million

Portfolio Data as of September 30, 2016

The information below provides a snapshot of the Fund at the end of the reporting period. The Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Top 10 Holdings as of 09/30/2016 (%)(1)(2)
Targa Resources Corp. (Common Stocks)	12.0
SemGroup Corp., Class A (Common Stocks)	10.1
Energy Transfer Equity LP (Master Limited Partnerships)	9.4
Enterprise Products Partners LP (Master Limited Partnerships)	9.3
Energy Transfer Partners LP (Master Limited Partnerships)	8.0
Western Gas Equity Partners LP (Master Limited Partnerships)	7.2
NGL Energy Partners LP (Master Limited Partnerships)	7.0
EnLink Midstream Partners LP (Master Limited Partnerships)	6.9
Williams Partners LP (Master Limited Partnerships)	6.8
Plains GP Holdings LP, Class A (Common Stocks)	6.4

(1)	Holdings are calculated as a percentage of total net assets.

(2)	Excludes the Fund’s cash equivalent investments.

Annual Report	3

FINANCIAL STATEMENTS

September 30, 2016	Highland Energy MLP Fund

A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details of the Fund’s holdings and its market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non- investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

4	Annual Report

INVESTMENT PORTFOLIO

As of September 30, 2016	Highland Energy MLP Fund

Shares		Value ($)

Common Stocks - 46.8%

ENERGY - 46.8%
78,481	Dynagas LNG Partners LP	1,214,886
77,480	EnLink Midstream LLC	1,297,790
90,705	Kinder Morgan, Inc.	2,098,007
176,378	Plains GP Holdings LP, Class A	2,282,331
101,613	SemGroup Corp., Class A	3,593,036
87,201	Targa Resources Corp.	4,282,441
60,800	Williams Cos., Inc. (The)	1,868,384

		16,636,875

	Total Common Stocks (Cost $21,610,408)	16,636,875

Master Limited Partnerships - 88.3%

ENERGY - 88.3%
30,783	Boardwalk Pipeline Partners LP	528,236
35,691	Crestwood Equity Partners LP	758,434
199,029	Energy Transfer Equity LP	3,341,697
76,559	Energy Transfer Partners LP	2,832,683
138,515	EnLink Midstream Partners LP	2,453,101
120,055	Enterprise Products Partners LP	3,317,120
64,995	MPLX LP	2,200,731
132,412	NGL Energy Partners LP	2,494,642
12,084	Plains All American Pipeline LP	379,558
32,339	Shell Midstream Partners LP	1,037,435
33,374	Suburban Propane Partners LP	1,111,354
62,613	Sunoco Logistics Partners LP	1,778,835
68,515	Sunoco LP	1,987,620
45,325	Tesoro Logistics LP	2,195,543
59,905	Western Gas Equity Partners LP	2,545,364
65,094	Williams Partners LP	2,420,846

		31,383,199

	Total Master Limited Partnerships (Cost $37,534,501)	31,383,199

Units		Value ($)

Warrants (a) - 0.1%

ENERGY - 0.1%
1,578,481	Kinder Morgan, Inc., expires 05/25/2017	24,466

	Total Warrants (Cost $3,645,569)	24,466

Total Investments - 135.2%		48,044,540

(Cost $62,790,478)
Other Assets & Liabilities, Net - (35.2)%		(12,511,390)

Net Assets - 100.0%		35,533,150

(a)	Non-income producing security.

See accompanying Notes to Financial Statements.	5

STATEMENT OF ASSETS AND LIABILITIES

As of September 30, 2016	Highland Energy MLP Fund

($)
Assets
Investments, at value	48,044,540

Total Investments, at value	48,044,540
Cash	243,063
Restricted Cash (Note 3)	181
Receivable for:
Dividends and interest	177
Investment advisory and administration fees (Note 7)	3,614
Fund shares sold	20,877
Net deferred tax asset (Note 5)	2,058,193
Prepaid expenses and other assets	25,912

Total assets	50,396,557

Liabilities
Notes payable (Note 6)	14,729,822
Payable for:
Fund shares redeemed	6,751
Distribution and shareholder service fees (Note 7)	699
Transfer agent fees	3,077
Interest expense (Note 6)	1,102
Commitment fee payable (Note 6)	39,186
Accrued expenses and other liabilities	82,770

Total liabilities	14,863,407

Commitments and Contingencies (Note 7)
Net Assets	35,533,150

Net Assets Consist of:
Par value (Note 1)	7,208
Paid-in capital	67,208,465
Accumulated net investment income (loss), net of income taxes	(1,326,305)
Accumulated net realized loss from investments, net of income taxes	(18,255,802)
Net unrealized appreciation (depreciation) on investments, net of income taxes	(12,100,416)

Net Assets	35,533,150

Investments, at cost	62,790,478

6	See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES (continued)

As of September 30, 2016	Highland Energy MLP Fund

($)
Class A:
Net assets	5,875,151
Shares outstanding ($0.001 par value; unlimited shares authorized)	1,188,570

Net asset value per share(a)(b)	4.94

Maximum offering price per share(c)	5.24

Class C:
Net assets	3,787,564
Shares outstanding ($0.001 par value; unlimited shares authorized)	768,200

Net asset value and offering price per share(a)	4.93

Class Y:
Net assets	25,870,435
Shares outstanding ($0.001 par value; unlimited shares authorized)	5,251,612

Net asset value, offering and redemption price per share	4.93

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).
(b)	Purchases of $1,000,000 or more are subject to a 0.50% CDSC if redeemed within one year of purchase.
(c)	The sales charge is 5.75%. On sales of $1,000,000 or more, there is no sales charge and therefore the offering will be lower.

See accompanying Notes to Financial Statements.	7

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2016	Highland Energy MLP Fund

($)
Investment Income
Income:
Dividends and distributions	3,236,197
Return of capital (Note 2)	(2,912,577)
Interest	1,482
Other income	33,930

Total Income	359,032

Expenses:
Investment advisory (Note 7)	414,406
Administration fees (Note 7)	82,881
Distribution and shareholder service fees: (Note 7)
Class A	14,424
Class C	28,168
Class R*	19
Transfer agent fees	19,525
Trustees fees (Note 7)	5,295
Accounting services fees	26,338
Audit and tax preparation fees	125,918
Legal fees	64,632
Registration fees	67,155
Insurance	6,406
Reports to shareholders	36,894
Interest expense (Note 6)	199,114
Commitment fees-credit agreement (Note 6)	31,983
Deferred tax expense (Note 5)	437,777
Other	26,993

Total operating expenses before waiver and reimbursement (Note 7)	1,587,928
Less: Expenses waived or borne by the adviser and administrator	(537,297)

Net operating expenses	1,050,631

Net investment loss	(691,599)

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments	(17,488,836)
Deferred tax expense (Note 5)	(20,791)
Written options contracts (Note 3)	45,063
Change in unrealized appreciation (depreciation) on:
Investments	13,268,557
Written options contracts (Note 3)	(44,223)
Deferred tax expense (Note 5)	(1,371,001)

Net realized and unrealized gain (loss) on investments	(5,611,231)

Total decrease in net assets resulting from operations	(6,302,830)

*	Class R Shares liquidated on March 15, 2016.

8	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Highland Energy MLP Fund

	Year Ended September 30, 2016 ($)	Year Ended September 30, 2015 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment loss	(691,599)	(505,325)
Net realized gain (loss) on investments, net of income taxes	(17,464,564)	(838,902)
Net increase (decrease) in unrealized appreciation (depreciation) on investments, net of income taxes	11,853,333	(25,744,089)

Net decrease from operations	(6,302,830)	(27,088,316)

Distributions to shareholders from:
Return of Capital
Class A	(645,772)	(457,222)
Class C	(287,791)	(87,820)
Class R*	(414)	(7,813)
Class Y	(2,299,350)	(2,048,106)

Total distributions	(3,233,327)	(2,600,961)

Decrease in net assets from operations and distributions	(9,536,157)	(29,689,277)

Share transactions:
Proceeds from sale of shares
Class A	2,355,352	19,780,466
Class C	3,733,065	3,958,426
Class R*	—	565,234
Class Y	7,163,672	39,361,121
Value of distributions reinvested
Class A	533,091	347,722
Class C	262,038	71,959
Class R*	414	7,813
Class Y	2,279,563	2,041,279
Cost of shares redeemed
Class A	(4,289,095)	(6,814,827)
Class C	(2,004,236)	(362,298)
Class R*	(14,838)	(505,321)
Class Y	(5,773,382)	(20,941,875)

Net increase from shares transactions	4,245,644	37,509,699

Total increase (decrease) in net assets	(5,290,513)	7,820,422
Net Assets
Beginning of period	40,823,663	33,003,241

End of period	35,533,150	40,823,663

Accumulated net investment loss	(1,326,305)	(634,706)

*	Class R Shares liquidated on March 15, 2016.

See accompanying Notes to Financial Statements.	9

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Energy MLP Fund

	Year Ended September 30, 2016	Year Ended September 30, 2015
CAPITAL STOCK ACTIVITY - SHARES

Class A:
Shares sold	517,928	1,885,039
Issued for distribution reinvested	117,798	34,599
Shares redeemed	(901,374)	(692,059)

Net increase (decrease) in fund shares	(265,648)	1,227,579

Class C:
Shares sold	769,837	370,623
Issued for distribution reinvested	61,094	7,465
Shares redeemed	(447,104)	(34,116)

Net increase (decrease) in fund shares	383,827	343,972

Class R:*
Shares sold	—	49,923
Issued for distribution reinvested	93	711
Shares redeemed	(2,932)	(48,885)

Net increase (decrease) in fund shares	(2,839)	1,749

Class Y:
Shares sold	1,489,388	3,665,318
Issued for distribution reinvested	522,223	198,772
Shares redeemed	(1,111,285)	(1,948,335)

Net increase in fund shares	900,326	1,915,755

*	Class R Shares liquidated on March 15, 2016.

10	See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Year Ended September 30, 2016	Highland Energy MLP Fund

($)
Cash Flows Used for Operating Activities:
Net decrease in net assets resulting from operations	(6,302,830)

Adjustments to Reconcile Net Investment Income to Net Cash Provided by Operating Activities Operating Activities:
Purchases of investment securities from unaffiliated issuers	(22,670,056)
Proceeds from disposition investment securities from unaffiliated issues	20,232,550
Proceeds from return of capital distributions	2,912,577
Proceeds from sales of short-term portfolio investments, net	526,347
Increase in restricted cash	(181)
Net realized loss on investments	17,488,836
Net realized gain on written options contracts	(45,063)
Net change in unrealized appreciation on investments	(13,268,557)
Net change in unrealized depreciation on written options contracts	44,223
Decrease in receivable for net deferred tax asset	1,829,569
Decrease in receivable for dividends and interest	204
Increase in investment advisory and administration fees receivable	(3,614)
Decrease in other assets	13,340
Decrease in due to broker	(219)
Decrease in payables to related parties	(34,663)
Increase in payable for distribution and shareholder service fees	219
Decrease in payable to transfer fees	(574)
Decrease in payable for interest expense	(21,842)
Increase in payable for commitment fees	38,373
Decrease in accrued expenses and other liabilities	(5,888)

Net cash flow provided by operating activities	732,751

Cash Flows Used In Financing Activities:
Decrease in notes payable	(770,178)
Distributions paid in cash	(158,221)
Payments on shares redeemed	(12,796,235)
Proceeds from shares sold	13,234,942

Net cash flow used in financing activities	(489,692)

Net increase in Cash	243,059

Cash:
Beginning of period	4

End of period	243,063

Supplemental disclosure of cash flow information:
Reinvestment of distributions	3,075,106

Cash paid during the period for interest	199,114

Cash paid during the period for commitment fees	31,983

Cash paid during the period for taxes	6,598

See accompanying Notes to Financial Statements.	11

FINANCIAL HIGHLIGHTS

Highland Energy MLP Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended September 30,				For the Period Ended September 30, 2012(a)
	2016	2015	2014	2013

Net Asset Value, Beginning of Year	$6.58	$12.17	$10.32	$10.98	$10.00
Income from Investment Operations:
Net investment income/(loss)(b)	(0.11)	(0.12)	(0.13)	(0.08)	0.01
Net realized and unrealized gain/(loss)	(1.03)	(4.94)	2.52	1.06	1.02

Total from investment operations	(1.14)	(5.06)	2.39	0.98	1.03
Less Distributions Declared to Shareholders:
From net investment income	—	—	(0.09)	(1.32)	(0.05)
From return of capital	(0.50)	(0.53)	(0.45)	(0.32)	—

Total distributions declared to shareholders	(0.50)	(0.53)	(0.54)	(1.64)	(0.05)
Net Asset Value, End of Year(c)	$4.94	$6.58	$12.17	$10.32	$10.98
Total Return(c)(d)	(15.98)%	(43.12)%	23.83%	10.07%	10.31	%(e)
Ratios to Average Net Assets(f)/Supplemental Data:
Net assets, end of period (in 000’s)	$5,875	$9,575	$2,758	$38	$11
Gross operating expenses/(benefit)(g)	10.23%	(7.83)%	10.60%	26.30%	6.90%
Net investment income/(loss), net of income taxes	(7.18)%	8.76%	(8.65)%	(0.74)%	0.07%
Portfolio turnover rate	49%	33%	40%	177%	254	%(e)

(a)	Commenced operations on December 1, 2011.
(b)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(c)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(d)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)	Not annualized.
(f)	All ratios for the period have been annualized, unless otherwise indicated.
(g)	Supplemental expense ratios are shown below:

	For the Year Ended September 30,				For the Period Ended September 30,
	2016	2015	2014	2013	2012
Gross operating expenses excluding income tax expense/(benefit)	4.01%	2.05%	3.02%	20.12%	6.90%
Net operating expenses (net of waiver/reimbursement and excluding income tax expense/(benefit), if applicable)	2.18%	1.65%	1.45%	1.24%	2.27%
Interest expense and commitment fees	0.79%	0.29%	—	—	—
Dividends and fees on securities sold short	—	—	—	—	0.02%

12	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Energy MLP Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended September 30,				For the Period Ended September 30, 2012(a)
	2016	2015	2014	2013

Net Asset Value, Beginning of Year	$6.56	$12.16	$10.34	$10.96	$10.00
Income from Investment Operations:
Net investment loss(b)	(0.14)	(0.19)	(0.20)	(0.18)	(0.05)
Net realized and unrealized gain/(loss)	(1.02)	(4.94)	2.52	1.10	1.02

Total from investment operations	(1.16)	(5.13)	2.32	0.92	0.97
Less Distributions Declared to Shareholders:
From net investment income	—	—	(0.08)	(1.22)	(0.01)
From return of capital	(0.47)	(0.47)	(0.42)	(0.32)	—

Total distributions declared to shareholders	(0.47)	(0.47)	(0.50)	(1.54)	(0.01)
Net Asset Value, End of Year(c)	$4.93	$6.56	$12.16	$10.34	$10.96
Total Return(c)(d)	(16.49)%	(43.55)%	23.02%	9.42%	9.69	%(e)
Ratios to Average Net Assets(f)/Supplemental Data:
Net assets, end of period (in 000’s)	$3,788	$2,523	$491	$20	$11
Gross operating expenses/(benefit)(g)	10.98%	(7.08)%	11.27%	26.79%	7.55%
Net investment income/(loss), net of income taxes	(7.93)%	8.02%	(9.24)%	(1.68)%	(0.58)%
Portfolio turnover rate	49%	33%	40%	177%	254	%(e)

(a)	Commenced operations on December 1, 2011.
(b)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(c)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(d)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)	Not annualized.
(f)	All ratios for the period have been annualized, unless otherwise indicated.
(g)	Supplemental expense ratios are shown below:

	For the Year Ended September 30,				For the Period Ended September 30,
	2016	2015	2014	2013	2012
Gross operating expenses excluding income tax expense/(benefit)	4.76%	2.80%	3.69%	20.61%	7.55%
Net operating expenses (net of waiver/reimbursement and excluding income tax expense/(benefit), if applicable)	2.93%	2.40%	2.10%	2.17%	2.92%
Interest expense and commitment fees	0.79%	0.29%	—	—	—
Dividends and fees on securities sold short	—	—	—	—	0.02%

See accompanying Notes to Financial Statements.	13

FINANCIAL HIGHLIGHTS

Highland Energy MLP Fund, Class Y

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended September 30,				For the Period Ended September 30, 2012(a)
	2016	2015	2014	2013

Net Asset Value, Beginning of Year	$6.60	$12.21	$10.34	$10.99	$10.00
Income from Investment Operations:
Net investment income/(loss)(b)	(0.10)	(0.09)	(0.08)	(0.07)	0.04
Net realized and unrealized gain/(loss)	(1.06)	(4.97)	2.52	1.11	1.02

Total from investment operations	(1.16)	(5.06)	2.44	1.04	1.06
Less Distributions Declared to Shareholders:
From net investment income	—	—	(0.09)	(1.37)	(0.07)
From return of capital	(0.51)	(0.55)	(0.48)	(0.32)	—

Total distributions declared to shareholders	(0.51)	(0.55)	(0.57)	(1.69)	(0.07)
Net Asset Value, End of Year(c)	$4.93	$6.60	$12.21	$10.34	$10.99
Total Return(c)(d)	(16.14)%	(43.01)%	24.25%	10.62%	10.63	%(e)
Ratios to Average Net Assets(f)/Supplemental Data:
Net assets, end of period (in 000’s)	$25,870	$28,707	$29,741	$3,392	$4,193
Gross operating expenses/(benefit)(g)	9.98%	(8.08)%	10.26%	17.43%	6.55%
Net investment income/(loss), net of income taxes	(6.93)%	9.01%	(8.68)%	(0.71)%	0.42%
Portfolio turnover rate	49%	33%	40%	177%	254	%(e)

(a)	Commenced operations on December 1, 2011.
(b)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(c)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(d)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)	Not annualized.
(f)	All ratios for the period have been annualized, unless otherwise indicated.
(g)	Supplemental expense ratios are shown below:

	For the Year Ended September 30,				For the Period Ended September 30,
	2016	2015	2014	2013	2012
Gross operating expenses excluding income tax expense/(benefit)	3.76%	1.80%	2.68%	11.25%	6.55%
Net operating expenses (net of waiver/reimbursement and excluding income tax expense/(benefit), if applicable)	1.93%	1.40%	1.10%	1.20%	1.92%
Interest expense and commitment fees	0.79%	0.29%	—	—	—
Dividends and fees on securities sold short	—	—	—	—	0.02%

14	See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2016	Highland Energy MLP Fund

Note 1. Organization

Highland Funds II (the “Trust”) is a Massachusetts business trust organized on August 10, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. It comprises seven portfolios that are currently being offered including the Highland Energy MLP Fund (“the Fund”). The other portfolios are reported separately from the Fund.

Fund Shares

The Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share (each a “Share” and collectively, the “Shares”). The Fund currently offers the following three share classes to investors, Class A, Class C and Class Y Shares. The Fund previously offered Class R shares to investors, but this share class was liquidated March 15, 2016.

Class A Shares are sold with a front-end sales charge. Maximum sales load imposed on purchases of Class A Shares (as a percentage of offering price) is 5.75%.

There is no front-end sales charge imposed on individual purchases of Class A Shares of $1 million or more. The front-end sales charge is also waived in other instances as described in the Fund’s prospectus. Purchases of $1 million or more of Class A Shares at net asset value (“NAV”) pursuant to a sales charge waiver are subject to a 0.50% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase.

Class C Shares may be subject to a CDSC. The maximum CDSC imposed on redemptions of Class C Shares is 1.00% within the first year of purchase and 0.00% thereafter.

No front-end or CDSCs are assessed by the Trust with respect to Class Y Shares of the Fund.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund is an investment company that applies the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Determination of Class Net Asset Values

The Fund’s income, expenses (other than distribution fees and shareholder service fees) and realized and unrealized gains and losses are allocated proportionally each day among the Fund’s respective share classes based upon the relative net assets of each share class. Expenses of the Trust, other than those incurred by a specific Fund, are allocated pro rata among the Funds and their share classes. Certain class specific expenses (such as distribution and shareholder service fees) are allocated to the class that incurs such expense.

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange (NYSE), National Association of Securities Dealers Automated Quotation (NASDAQ) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services and have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures

Annual Report	15

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2016	Highland Energy MLP Fund

approved by the Board, taking into account factors reasonably determined to be relevant, including, among other things,: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and
Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of September 30, 2016, the Fund’s investments consisted of common stocks, master limited partnerships and warrants. If applicable, the fair values of the Fund’s common stocks, master limited partnerships and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market

16	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2016	Highland Energy MLP Fund

value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of September 30, 2016 is as follows:

	Total value at September 30, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Energy MLP Fund
Assets
Common Stocks(1)	$16,636,875	$16,636,875	$—	$—
Master Limited Partnerships(1)	31,383,199	31,383,199	—	—
Warrants(1)	24,466	24,466	—	—

Total	$48,044,540	$48,044,540	$—	$—

(1)	See Investment Portfolio detail for industry breakout.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of identified cost for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after the ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

Partnership Accounting Policy

The Fund records its pro rata share of the income (loss) and capital gains (losses) allocated from the underlying partnerships, determines the amount of distributions received from underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations as “Dividends and distributions” and “Return of capital.”

U.S. Federal Income Tax Status

The Fund will be taxable as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes, and thus will pay entity-level taxes as described below. Prior to the Fund’s taxable year ending September 30, 2013, the Fund elected to be treated and qualified annually as a regulated investment company (“RIC”) accorded special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”).

Income Taxes

Since implementing the Fund’s revised strategy to concentrate in MLP investments, the Fund is no longer eligible for treatment as a regulated investment company under the Code. Accordingly, the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. As a result, the Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes. The Fund’s MLP investments operate in various state and local jurisdictions.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses.

In calculating the Fund’s daily NAV, the Fund will account for its deferred tax liability and/or asset balances. The Fund will accrue, in accordance with GAAP, a deferred income

Annual Report	17

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2016	Highland Energy MLP Fund

tax liability balance, at the currently effective statutory U.S. federal income tax rate plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV. Upon the Fund’s sale of a portfolio security, the Fund may be liable for previously deferred taxes. If the Fund is required to sell portfolio securities to meet redemption requests, the Fund may recognize income and gains for U.S. federal, state and local income tax purposes, which will result in corporate income taxes imposed on the Fund.

The Fund also will accrue, in accordance with GAAP, a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses, capital loss carryforwards and unrealized losses. To the extent the Fund has a net deferred tax asset balance, the Fund may record a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance. The Fund intends to assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance in connection with the calculation of the Fund’s daily NAV; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s daily NAV, the application of such final valuation allowance could have a material impact on the Fund’s NAV. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Fund’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balance as new information becomes available. Such modifications, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating and capital losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material. As of September 30, 2016, valuation allowance amounted to $9,840,201.

For all open tax years and for all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax assets or liabilities. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax assets or liabilities.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The Fund’s federal and state tax returns for the years for which the applicable statues of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Return of Capital Estimates

Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the period ended September 30, 2016 the Fund estimated that approximately 90% of the MLP distributions received would be treated as a return of capital. The Fund recorded as return of capital the amount of $2,912,577 of dividends and distributions received from its investments.

Distributions to Shareholders

The Fund intends to make quarterly cash distributions of all or substantially all cash distributions the Fund receives from MLP investments, after allowance for any fund-level taxes to its shareholders. Due to the tax treatment of the Fund’s allocations and distributions from MLPs, the Investment Adviser expects that a significant portion of the Fund’s distributions to shareholders will typically be treated as a return of capital in the hands of shareholders for U.S. federal income tax purposes (i.e., as distributions in excess of the Fund’s current and accumulated earnings and profits as described below). However, no assurance can be given in this regard; just as the Fund’s corporate income tax liability can fluctuate materially from year to year, the extent to which the Fund is able to make return- of-capital distributions also can vary materially from year

18	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2016	Highland Energy MLP Fund

to year depending on a number of different factors, including the composition of the Fund’s portfolio (i.e., as between MLP equity securities and other investments, the level of allocations of net income and other tax items to the Fund from its underlying MLP investments during a particular taxable year, the length of time the Fund has owned the MLP equity securities in its portfolio, and the extent to which the Fund disposes of MLP equity securities during a particular year, including, if necessary, to meet Fund shareholder redemption requests.

In general, a distribution will constitute a return of capital to a shareholder, rather than a dividend, to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will constitute a tax-free return of capital to the extent of the shareholder’s basis in the Fund shares and thereafter generally will be taxable to the shareholder as capital gain. Any such distribution, in turn, will result in a reduction in a shareholder’s basis in the Fund’s shares (but not below zero) to the extent of the return of capital and in the shareholder’s recognizing more gain or less loss (that is, will result in an increase of a shareholder’s tax liability) when the shareholder later sells shares of the Fund. To permit the Fund to maintain a more stable distribution rate, the Fund may distribute less or more than the entire amount of cash it receives from its investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would add to the Fund’s NAV. Correspondingly, such amounts, once distributed, reduce the Fund’s NAV. In addition, in the discretion of the Fund, the Fund may determine not to make distributions at one or more times during the year, including by reason of potential adverse tax consequences to shareholders.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Master Limited Partnerships

Master Limited Partnerships, commonly referred to as “MLPs,” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs treated as partnerships under the Code, and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are non-recurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Note 3. Derivative Transactions

The Fund is subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Annual Report	19

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2016	Highland Energy MLP Fund

Options

The Fund may utilize options on securities or indices to varying degrees as part of its principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or a capital loss if the cost of the closing option is more than the premium received from writing the option. A Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened or a capital loss if the premium received from a sale is less than the original premium paid.

Cash held as collateral is classified as restricted cash on the Statement of Assets and Liabilities. Restricted cash in the amount of $181 was held with the broker.

Transactions in written options for the year ended September 30, 2016 were as follows:

	Number of Contracts	Notional Value	Premium
Outstanding, September 30, 2015	210	$1,365,000	$45,063
Call Options Expired	(210)	(1,365,000)	(45,063)

Outstanding, September 30, 2016	—	$—	$—

Additional Derivative Information

The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose: a) how and why an entity uses derivative instruments, b) how derivative instruments and related hedged items are accounted for, c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Fund related to the derivatives.

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2016, is as follows:

Risk Exposure	Net Realized Gain/(Loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Equity Price Risk	$45,063	(1)	$(44,223	)(2)

(1)	Statement of Operations location: Realized gain (loss) on written options contracts.
(2)	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on written options contracts.

For the year ended September 30, 2016, the Fund did not have any transactions in derivatives.

Note 4. Securities Lending

The Fund may make secured loans of its portfolio securities amounting to not more than 30% of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially and possible investment losses in the investment of collateral. Pursuant to the Fund’s securities lending policy, securities loans are made to borrowers pursuant to agreements requiring that loans be continuously secured by collateral in cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. Collateral must be valued daily by the Custodian and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. If the collateral consists of non-cash collateral, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, State Street will reinvest the cash. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund will recall the loaned securities upon reasonable notice in order that the securities

20	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2016	Highland Energy MLP Fund

may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also may call such loans in order to sell the securities involved.

Securities lending transactions are entered into pursuant to Securities Lending Agreements (“SLA”), which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by State Street Bank and Trust Company (“State Street”). State Street’s indemnity generally provides for replacement of securities lent or the approximate value thereof. During the year ended September 30, 2016, the Fund did not participate in securities lending.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to) differences with respect to the treatment of investments organized as partnerships for tax purposes, foreign taxes, investments in futures, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, dividends deemed paid upon shareholder redemption of Fund shares and tax attributes from Fund reorganizations. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The Fund’s income tax provision consists of the following:

	Current	Deferred	Total
Federal Tax Expense/(Benefit)	$—	$1,726,503	$1,726,503
State Tax Expense/(Benefit)	—	103,066	103,066

State Tax Expense/(Benefit)	$—	$1,829,569	$1,829,569

Deferred income taxes reflect (i) taxes on unrealized gains/ (losses), which are attributable to the difference between fair market value and tax basis; (ii) the net tax effects of temporary differences between the carrying amounts of assets and liability for financial reporting purposes and the amounts used for income tax purposes; and (iii) the net tax benefit of net operating losses.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 34% to the net investment loss and realized and unrealized gains (losses) on investments before taxes for the year ended September 30, 2016 as follows:

2016
Tax at U.S. federal statutory income tax rate	34.00%
State income taxes, net of federal benefit	2.03
Dividends received deduction	5.10
Return to provision	1.87
Change in valuation allowance	(84.30)
Other	0.40

Effective Income Tax Rate	(40.90)%

For the year ended September 30, 2016, the Fund’s effective tax rate of (40.90)% was less than the combined federal and state tax rate of 36.03% due in large part to the change in valuation allowance.

As of September 30, 2016, significant components of the Fund’s net deferred tax assets were as follows:

Total
Deferred Tax Assets:
Net unrealized losses (gains) on investments	$4,635,327 (1)
Net operating loss carryforward	1,200,429
Capital loss carryforward	6,715,838

Total deferred tax assets	12,551,594

Valuation allowance	(9,840,201)

Total DTA, net of valuation allowance	$2,711,393

Deferred Tax Liability: Unrealized Ordinary Income	(653,200)

Total DTA, net of Deferred Tax Liability	$2,058,193

(1)	$3,395,496 pertains to unrealized losses (gains) on corporate investments.

As of September 30, 2016, the Fund has tax attributes that carry forward for varying periods. The Fund’s federal net

Annual Report	21

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2016	Highland Energy MLP Fund

operating loss carryforward of $3,331,778 predominantly originated during 2014 — 2016. The net operating loss carryforward generally can be carried back two years or forward twenty years to reduce the Fund’s net income realized during those other years. The Fund’s capital loss carryforwards of $18,639,742 originated in 2014 — 2016. The net capital loss generally can be carried back three years and forward five years to offset any capital gains realized during those other years. The Fund has recorded a partial valuation allowance in connection with federal and state net operating loss carryforwards (as discussed below) and a full valuation in connection with the capital loss carryforwards. The Fund Management believes it is more likely than not that the tax benefits will not be recognized for the valuation allowance established. In the event a capital loss carryover or net operating loss carryover cannot be utilized in the carryover periods, the Fund’s U.S. federal income tax liability may be higher than expected, which will result in less cash available to distribute to shareholders.

The Fund periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence and the criteria for whether it is more likely than not that the asset would be utilized under ASC 740. In analyzing the potential need for a valuation allowance, the Fund considered the fact that it has incurred a cumulative loss over the three-year period ended September 30, 2016. A significant portion of the Fund’s net pre-tax losses related to unrealized depreciation of investments arose during the 2015 fiscal year as a result of the decline in the overall financial, commodity and MLP markets.

The balance of the deferred tax asset, net of valuation allowance, is made up of two components. The first is the tax effected unrealized losses on the Fund’s investments in C-corporations. When assessing the recoverability of its deferred tax asset, significant weight was given to the Fund’s forecast of future taxable income, which is based principally on the expected continuation of MLP cash distributions at or near current levels. Due to the tax treatment of the Fund’s partnership investments, Management has been able to forecast future taxable income of the appropriate character from those investments. This expected taxable income is more likely than not sufficient to realize the benefit of a portion of the unrealized losses of the investments in C-corporations. Recovery of this portion of the deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. The second component represents net operating losses which are offset by the unrealized ordinary income under Section 751 of the Code that is measurable for the Fund’s open partnership investments. This amount is reflected as a deferred tax liability in the above table.

The Fund will review its financial forecasts in relation to actual results and expected trends on an ongoing basis. Unexpected significant decreases in MLP cash distributions or significant further declines in the fair value of its portfolio of investments may change the Fund’s assessment regarding the recoverability of the balance of the deferred tax asset and would likely result in additional valuation allowance. If additional valuation allowance is required to reduce the balance of the deferred tax asset in the future, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

The tax character of distributions paid during the years ended September 30, 2016 and September 30, 2015 was as follows:

Year	Return of Capital	Earnings & Profit
2016	$3,233,327	$—
2015	2,600,961	—

Unrealized appreciation and depreciation as of September 30, 2016, based on cost of investments for U.S. federal income tax purposes is:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation) Before Tax	Net Appreciation/ (Depreciation) After Tax	Cost
$1,547,161	$(14,412,464)	$(12,865,303)	$(8,229,976)	$60,909,054

Note 6. Credit Agreement

Effective May 24, 2013, the Fund entered into an unsecured credit agreement with State Street Bank and Trust Company (the “Unsecured Credit Agreement”) to be used for temporary purposes to facilitate portfolio liquidity. On March 2, 2016 the Fund terminated the Unsecured Credit Agreement and entered into a Master Margin Loan Agreement (the “Agreement”) with The Bank of New York Mellon that expires in March 2017. Interest is charged to the Fund based on its borrowings at a rate equal to LIBOR plus 1.10%. In addition, the Fund pays a commitment fee of 0.40% on the undrawn amount. Included in the Statement of Operations is $199,114 of interest expense related to the Unsecured Credit Agreement and the Agreement and $31,983 of commitment fees. As of September 30, 2016, the Fund had an outstanding balance of $14,729,822 under the Agreement. The fair value of the outstanding debt under the Agreement was estimated to be $14,800,783, and would be categorized as Level 3 within the fair value hierarchy. The fair value was estimated based on discounting the cash flows owed using a discount rate of 0.50% over the 3 month risk free rate. For the period ended September 30, 2016, the Fund’s average

22	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2016	Highland Energy MLP Fund

daily note balance was $12,796,860, at a weighted average interest rate of 1.53% for the days outstanding.

Note 7. Transactions with Affiliates & Expenses Incurred by the Fund

Investment Advisory and Administration Fees

For its investment advisory and administrative services, the Fund pays the Investment Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Fund’s Average Daily Managed Assets. Average Daily Managed Assets of the Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). The Fund’s contractual advisory fee with the Investment Adviser for the period ended September 30, 2016 was 1.00%.

Expense Limits and Fee Reimbursements

The Investment Adviser has contractually agreed to limit the total annual operating expenses of the Fund (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, such as deferred tax expenses, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to 1.10% of average daily net assets attributable to any class of the Fund (the “Expense Cap”). The Expense Cap will continue through at least January 31, 2017, and may not be terminated prior to this date without the action or consent of the Board.

Under the Expense Cap, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to a Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement. On September 30, 2016, the amount subject to possible future recoupment under the Fund’s expense limitation agreement is $156,187 expiring in 2017, $101,941 expiring in 2018, and $458,560 expiring in 2019.

The Investment Adviser provides administrative services for a monthly administration fee, computed and accrued daily, at an annual rate of 0.20% of the Fund’s Average Daily Managed Assets. During the year ended September 30, 2016, the Investment Adviser waived $78,737 in administrative fees for the Fund. This administration fee waiver is voluntary and is subject to termination at any time by the Investment Adviser without notice.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex overseen by such Trustee based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers. Although the Fund believes that Mr. Powell is technically no longer an “interested person” of the Fund, in light of his previous employment and his ongoing provision of consulting services to the Investment Adviser and affiliates of the Investment Adviser, it is possible that the SEC might in the future determine Mr. Powell to be an “interested person” of the Fund. Therefore, the Fund intends to treat Mr. Powell as an “interested person” of the Fund for all purposes other than compensation (Mr. Powell will be compensated at the same rate as the Independent Trustees) from December 16, 2015 until December 4, 2017 (the second anniversary of his resignation).

The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Distribution and Shareholder Service Fees

The Fund has a distribution and shareholder service plan (the “Plan”) pursuant to Rule12b-1 under the 1940 Act. The Plan requires the payment of a monthly service fee to Highland Capital Funds Distributor, Inc. (the “Underwriter”) at an annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. In addition, the Plan also requires the payment of a monthly distribution fee to the Underwriter at an annual rate of 0.10% of the average daily net assets attributable to Class A shares. The Fund is not currently authorized by the Board to charge such fees but may at any time without shareholder approval. The Plan also requires the payment of a monthly distribution fee to the Underwriter at an annual rate of 0.75% of the average daily net assets attributable to Class C shares. Currently Class Y shares are not subject to a 12b-1 fee.

The Underwriter received $3,219 of front end sales charges from the sale of Class A shares and $1,997 in contingent deferred sales charges from the redemption of Class C shares of the Fund during the year ended September 30, 2016.

Annual Report	23

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2016	Highland Energy MLP Fund

Note 8. Disclosure of Significant Risks and Contingencies

The primary risks of investing in the Fund are described below in alphabetical order:

Counterparty Risk

Counterparty risk is the potential loss the Fund may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty risk is measured as the loss the Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because the Fund may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Fund may be exposed to the credit risk of its counterparties. To limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Industry Concentration Risk

The Fund may be particularly susceptible to economic, political or regulatory events affecting those industries in which the Fund focuses its investments. Because the Fund normally invests at least 80% of the value of its assets in MLP investments, the Fund’s performance largely depends on the overall condition of these industries and the Fund is susceptible to economic, political and regulatory risks or other occurrences associated with these industries.

Leverage Risk

The Fund may use leverage for investment purposes to create opportunities for greater total returns. Any investment income or gains earned with respect to the amounts borrowed that are in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to Fund shareholders.

MLP Risk

The Fund intends to invest substantially in MLP units. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by a MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. Investments in MLP units also present special tax risks.

Note 9. Investment Transactions

Purchase and Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the year ended September 30, 2016, were as follows:

Other Securities
Purchases	Sales
$22,670,057	$19,812,114

Note 10. Significant Shareholders

The number of shareholders each owning 5% or more of the Fund is listed below. The total percentage of the Fund held by such shareholders as well as percentage of the Fund held by certain directly and indirectly wholly-owned subsidiaries of the Investment Adviser and their affiliates (“Highland Affiliates”) at September 30, 2016 were:

Number	% of Fund Held
4	74.60%

Investment activities of these shareholders, including redemptions, could have a material impact on the Fund and remaining shareholders.

Note 11. New Accounting Pronouncements

In February 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-02, Consolidation (Topic 810): Amendments to the Consolidation Analysis. This update focuses on the consolidation evaluation for reporting organizations that are required to evaluate whether they should consolidate certain legal entities. For public entities this update will be effective for interim and annual periods beginning after December 15, 2015. ASU 2015-02 will modify the evaluation of limited partnerships and similar legal entities as variable interest entities (VIEs). This update will eliminate the presumption that a general partner should consolidate a limited partnership and affects the consolidation analysis of reporting entities that are involved with VIEs. The update also provides a scope exception from consolidation guidance for reporting entities with interests in legal entities that are

24	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2016	Highland Energy MLP Fund

required to comply with or operate in accordance with requirements similar to Rule 2a-7 of the investment Company Act of 1940 for registered money market funds. The Investment Adviser is currently evaluating the impact of provisions of this guidance on the Fund’s financial position.

In April 2015, the FASB issued ASU 2015-03, Interest — Imputation of interest (Subtopic 835-30) Simplifying the Presentation of Debt Issuance Costs, which requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. In August 2015, the FASB issued Accounting Standards Update No. 2015-15, Interest — Imputation of Interest to update the guidance to include SEC staff views regarding the presentation and subsequent measurement of debt issuance costs related to line-of-credit arrangements. Given the absence of authoritative guidance within ASU 2015-03 for debt issuance costs related to line-of-credit arrangements, the SEC has indicated that it would not object to an entity deferring and presenting debt issuance costs as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line-of-credit arrangement, regardless of whether there are any outstanding borrowings on the line-of-credit arrangement. For public entities, these updates are effective for interim and annual periods beginning after December 15, 2015. The Investment Adviser is currently evaluating the impact of this guidance on the Fund’s financial statements.

In May 2015, the FASB issued ASU 2015-07, Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent). The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. For public entities this guidance is required to be presented for interim and annual periods beginning after December 15, 2015. The Investment Adviser is currently evaluating the implication, if any, of the additional disclosure requirements and the impact of this guidance on the Fund’s financial statements.

In January 2016, the FASB issued Accounting Standards Update 2016-01, Financial Instruments (Subtopic 825-10): Recognition and measurement of Financial Assets and Liabilities. The amendments in this update makes improvements to the requirements for accounting for equity investments and simplifying the impairment assessment of equity investments. For public entities this update will be effective for fiscal years beginning after December 15, 2017. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial position.

In March 2016, the FASB issued Accounting Standards Update 2016-06, Derivatives and Hedging (Topic 815): Contingent Put and Call Options in Debt Instruments. The amendments in this update clarify the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts. For public entities this update will be effective for interim periods and fiscal years beginning after December 15, 2016. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial position.

In August 2016, the FASB issued Accounting Standards Update 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Receipts and Cash Payments. The amendments in this update address eight specific issues, where there has been diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows under Topic 230. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial position.

Note 12. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events to report which have not already been recorded or disclosed in these financial statements and accompanying notes.

Annual Report	25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders Highland Funds II:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Highland Energy MLP Fund, a series of Highland Funds II trust, as of September 30, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with custodians and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Highland Energy MLP Fund as of September 30, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 22, 2016

26	Annual Report

ADDITIONAL INFORMATION (unaudited)

September 30, 2016	Highland Energy MLP Fund

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary provisions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Disclosure of Fund Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the period ended September 30, 2016.

Actual Expenses: The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes: The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

Annual Report	27

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2016	Highland Energy MLP Fund

	Beginning Account Value 04/01/16	Ending Account Value 09/30/16	Annualized Expense Ratio	Expenses Paid During the Period
Highland Energy MLP Fund
Actual Fund Return
Class A	$1,000.00	$1,509.60	1.46%	$9.16
Class C	1,000.00	1,502.30	2.36%	14.76
Class Y	1,000.00	1,512.80	1.23%	7.73
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,017.70	1.46%	$7.36
Class C	1,000.00	1,013.20	2.36%	11.88
Class Y	1,000.00	1,018.85	1.23%	6.21

(1)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the full fiscal year (183/366).

Approval of Highland Funds II Advisory Agreement (MLP Fund)

The Trust has retained the Investment Adviser to manage the assets of the Fund pursuant to an investment advisory agreement between the Investment Adviser and the Fund (the “Advisory Agreement”). The Advisory Agreement has been approved by the Fund’s Board of Trustees, including a majority of the Independent Trustees.

Following an initial two-year term, the Advisory Agreement continues in effect from year-to-year, provided that such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.

At meetings held on August 25, 2016 and separately with independent legal counsel on August 31, 2016, the Board of Trustees gave preliminary consideration to information bearing on the continuation of the Advisory Agreement for a one-year period commencing November 1, 2016 with respect to the Fund. The primary purpose of the meetings was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in evaluating the continuation of the Advisory Agreement, and to request any additional information they considered reasonably necessary for their deliberations.

At a meeting held on September 8-9, 2016, the Board of Trustees, including the Independent Trustees, approved the continuance of the Advisory Agreement for a one-year period commencing on November 1, 2016. As part of its review process, the Board of Trustees requested, through Fund counsel and its independent legal counsel, and received from the Investment Adviser, various information and written materials in connection with meetings of the Board of Trustees held on August 25 and 31, 2016 and

September 8-9, 2016, including: (1) information regarding the financial soundness of the Investment Adviser and the profitability of the Advisory Agreement to the Investment Adviser; (2) information on the advisory and compliance personnel of the Investment Adviser, including compensation arrangements; (3) information on the internal compliance procedures of the Investment Adviser; (4) comparative information showing how the Fund’s fees and operating expenses compare to those of other accounts of the Investment Adviser and comparable funds that follow investment strategies similar to those of the Fund; (5) information on the investment performance of the Fund, including comparisons of the Fund’s performance against that of other registered investment companies and comparable funds that follow investment strategies similar to those of the Fund; (6) information regarding brokerage and portfolio transactions; and (7) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser. After the August 25 and 31, 2016 meetings, the Trustees requested that the Investment Adviser provide additional information regarding various matters. In addition, the Trustees received an independent report from Morningstar Associates, LLC (“Morningstar”), an independent source of investment company data, relating to the Fund’s performance, volatility and expenses compared to the performance, volatility and expenses of a peer group determined by Morningstar to be comparable. The Trustees also relied on information provided at periodic meetings of the Board of Trustees over the course of the year. The Trustees reviewed various factors discussed in independent counsel’s legal memoranda, the detailed information provided by the Investment Adviser and other relevant information and factors. The Trustees’ conclusions as to the approval of the Advisory Agreement were based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself. Some of the factors that figured

28	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2016	Highland Energy MLP Fund

particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

The nature, extent, and quality of the services to be provided by the Investment Adviser.

The Board of Trustees considered the portfolio management services to be provided by the Investment Adviser under the Advisory Agreement and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. The Board of Trustees discussed the relevant experience and qualifications of the personnel providing advisory services, including the background and experience of the members of the Fund’s portfolio management team. The Trustees reviewed the management structure, assets under management and investment philosophy and process of the Investment Adviser. The Trustees also reviewed and discussed information regarding the Investment Adviser’s compliance policies, procedures and personnel, including compensation arrangements. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreement, and that the nature and the quality of such advisory services were satisfactory.

The Investment Adviser’s historical performance in managing the Fund.

The Board of Trustees reviewed the historical performance of the Investment Adviser and the Fund’s portfolio management team in managing the Fund over various time periods and reflected on previous discussions regarding matters bearing on the Investment Adviser’s performance at their meetings throughout the year. The Trustees discussed the historical performance of the Fund and contrasted the relative performance of the Fund and its portfolio management team to that of the Fund’s peers, as represented by certain other registered investment companies and comparable funds that follow investment strategies similar to the Fund, as well as comparable indices and the Fund’s applicable Morningstar category. With respect to the Fund, the Trustees concluded that the Fund’s performance or other relevant factors supported the continuation of the Advisory Agreement relating to the Fund for an additional one-year period.

Although the Fund’s performance lagged that of its Morningstar peer group median, category median and benchmark for certain periods, the Trustees considered information provided by the Investment Adviser relating to the attribution of performance results for the Fund, including information that demonstrated that such underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Investment Adviser that were reasonable under the circumstances prevailing at the time and consistent with the Fund’s investment objective and policies.

The Trustees concluded that the Fund’s performance and other relevant factors supported the continuation of the Advisory Agreement.

The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from its relationship with the Fund.

The Board of Trustees also gave substantial consideration to the fees payable under the Advisory Agreement, the expenses the Investment Adviser incurs in providing advisory services and the profitability to the Investment Adviser from managing the Fund, including: (1) information regarding the financial condition of the Investment Adviser; (2) information regarding the total fees and payments received by the Investment Adviser for its services and whether such fees are appropriate given economies of scale and other considerations; (3) comparative information showing (a) the fees payable under the Advisory Agreement versus the investment advisory fees of certain registered investment companies and comparable funds that follow investment strategies similar to that of the Fund and (b) the expense ratio of the Fund versus the expense ratios of certain registered investment companies and comparable funds that follow investment strategies similar to that of the Fund; and (4) information regarding the total fees and payments received and the related amounts waived and/or reimbursed by the Investment Adviser for providing administrative services with respect to the Fund under a separate agreement and whether such fees are appropriate. The Trustees also considered the so-called “fall-out benefits” to the Investment Adviser with respect to the Fund, such as the reputational value of serving as Investment Adviser to the Fund, potential fees paid to the Investment Adviser’s affiliates by the Fund or portfolio companies for services provided, including administrative services provided to the Fund by the Investment Adviser pursuant to a separate agreement, the benefits of scale from investment by the Fund in affiliated funds, and the benefits of research made available to the Investment Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions, and, with respect to investments in one or more other funds in the Highland fund complex, the fees paid to the Investment Adviser of the underlying Fund and its affiliates with respect to such investments. After such review, the

Annual Report	29

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2016	Highland Energy MLP Fund

Trustees determined that the anticipated profitability rate to the Investment Adviser with respect to the Advisory Agreement was fair and reasonable. The Trustees also took into consideration that the Investment Adviser agreed to waive fees and/or reimburse expenses to cap the total annual fund operating expenses.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders.

The Board of Trustees considered the asset levels of the Fund over time and historical net expenses relative to asset levels, the information provided by the Investment Adviser relating to its costs and information comparing the fee rate charged by the Investment Adviser with fee rates charged by other unaffiliated investment advisers to their clients. The Trustees concluded that the fee structure is reasonable, and appropriately, with respect to the Investment Adviser, should result in a sharing of economies of scale in view of the information provided. The Board determined to continue to review ways, and the extent to which, economies of scale might be shared between the

Investment Adviser on the one hand and shareholders of the Fund on the other. The Board also requested that the Investment Adviser consider ways in which economies of scale can be shared with Fund shareholders.

Conclusion

Throughout the process, the Board of Trustees was advised by Fund counsel and independent legal counsel, and was empowered to engage such other third parties or request additional information as it deemed appropriate. Following a further discussion of the factors above and the merits of the Advisory Agreement and its various provisions, it was noted that in considering the approval of the Advisory Agreement, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all of the factors and reasons discussed above, the Trustees, including the Independent Trustees, unanimously agreed that the Advisory Agreement, including the advisory fee to be paid to the Investment Adviser is fair and reasonable to the Fund in light of the services that the Investment Adviser provides, the expenses that it incurs and the reasonably foreseeable asset levels of the Fund.

30	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2016	Highland Energy MLP Fund

The Board is responsible for the overall management of the Funds, including supervision of the duties performed by the Investment Adviser. The names and birth dates of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Capital Management Fund Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, TX 75201.

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Timothy K. Hui (6/13/1948)	Trustee	Indefinite Term; Trustee since inception in 2006.	Dean of Educational Resources since July 2012 and from July 2006 to January 2008, Vice President from February 2008 to June 2012, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Cairn University.	22	None	Significant experience on this board of directors/trustees; administrative and managerial experience; legal training and practice.

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since inception in 2006.	Private Investor, BW Consulting, LLC; Senior Manager, Accenture, LLP (a consulting firm) from 2002 until retirement in 2014.	22	Director of Equity Metrix, LLC.	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

Annual Report	31

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2016	Highland Energy MLP Fund

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite Term; Trustee since December 2013.	Executive Vice President and Chief Investment Strategist, The Hartford Mutual Funds from 2009 until retirement in 2012; Vice Chairman of Deutsche Asset Management from 2002 to 2009.	22	Trustee of ARC Realty Finance Trust, Inc. (from January 2013 to May 2016); Director of KC Concessions, Inc.; Trustee of Realty Capital Income Funds Trust; Director of American Realty Capital Healthcare Trust II (from January 2013 to June 2016); Director, American Realty Capital Daily Net Asset Value Trust, Inc. (from November 2012 to July 2016); Director of American Sports Enterprise, Inc.; Director of Davidson Investment Advisors (July 2009 to July 2016); Chairman and owner, Kane County Cougars Baseball Club; Advisory Board of Directors, Internet Connectivity Group, Inc. (January 2014 to April 2016); Director of AR Capital Acquisition Corp.; Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Ozzie’s Outreach Foundation, Inc.; Director of Kane County Cougars Foundation, Inc.; Director of Galen Robotics, Inc.	Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

32	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2016	Highland Energy MLP Fund

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

John Honis[3] (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013.	President of Rand Advisors, LLC since August 2013; Partner of Highland Capital Management, L.P. (“HCM”) from February 2007 until his resignation in November 2014.	22	Manager of Turtle Bay Resort, LLC	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

Annual Report	33

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2016	Highland Energy MLP Fund

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Interested Trustee

Ethan Powell[4] (6/20/1975)	Trustee; Chairman of the Board	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; Executive Vice President and Principal Executive Officer from June 2012 until December 2015.	President and Founder of Impact Shares LLC (a registered investment advisor dedicated to building a platform to create better socially responsible investment solutions) since December 2015; Trustee/Director of the Highland Fund Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of Highland Capital Management Fund Advisors, L.P. (“HCMFA”) from 2012 until December 2015; Senior Retail Fund Analyst of HCM from 2007 until December 2015 and HCMFA from its inception until December 2015; Secretary of NexPoint Credit Strategies Fund (“NHF”) from November 2010 until June 2012; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF from May 2015 until December 2015; Executive Vice President and Principal Executive Officer of Highland Funds I (“HFI”) and Highland Funds II (“HFII”) from June 2012 until December 2015; and Secretary of HFI and HFII from November 2010 to May 2015.	22	Trustee of Impact Shares Funds I Trust	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Fund Complex; significant administrative and managerial experience.

34	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2016	Highland Energy MLP Fund

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

J. Bradley Ross (5/13/59)	President and Principal Executive Officer	Indefinite Term; President and Principal Executive Officer since December 2015	Principal Executive Officer of Highland Funds I and Highland Funds II since December 2015; President of Highland Capital Funds Distributor, Inc. (“HCFD”) since February 2014; President of HCMFA since June 2012; Member of the Sales Force Marketing Committee of the Investment Company Institute since 2003; Executive Vice President and National Sales Director of Ivy Funds from 2003 until June 2012.

Brian Mitts (8/26/1970)	Secretary; Principal Financial Officer and Principal Accounting Officer	Indefinite Term; Secretary; Principal Financial Officer and Principal Accounting Officer since May 2015.	Chief Financial Officer, Executive Vice President and Treasurer of NexPoint Residential Trust, Inc. since 2014; Principal Financial Officer and Principal Accounting Officer of NHF since November 2010; Executive Vice President, Principal Financial Officer and Principal Accounting Officer of NHF since May 2015; Treasurer of NHF from November 2010 until May 2015; Chief Financial Officer of NexPoint Capital, Inc. from August 2014 until May 2015; Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer of NexPoint Capital, Inc. since May 2015; Principal Financial Officer and Principal Accounting Officer of NexPoint Real Estate Strategies Fund since March 2016; Chief Financial Officer and Financial and Operations Principal of HCFD since November 2013; Chief Operations Officer of HCMFA since 2012; Secretary of NexPoint Advisors, L.P. from August 2012 until May 2015; Executive Vice President of NexPoint Advisors, L.P. since May 2015; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; Secretary, Principal Financial Officer and Principal Accounting Officer of HFI and HFII since May 2015; Principal Financial Officer and Principal Accounting Officer of HFI since November 2010 and of HFII since February 2011; Treasurer of HFI from November 2010 until May 2015 and of HFII from February 2011 until May 2015 and Financial and Operations Principal of NexBank Securities, Inc. since 2014.

Frank Waterhouse (4/14/1971)	Treasurer	Indefinite Term; Treasurer since May 2015.	Assistant Treasurer of Acis Capital Management, L.P. from December 2011 until February 2012; Treasurer of Acis Capital Management, L.P. since February 2012; Assistant Treasurer of HCM from November 2011 until April 2012; Treasurer of HCM since April 2012; Assistant Treasurer of HCMFA from December 2011 until October 2012; Treasurer of HCMFA since October 2012; Treasurer of NexPoint Advisors, L.P. since March 2012 and Treasurer of NexPoint Capital, Inc., NHF, HFI, HFII, and NexPoint Real Estate Advisors, L.P. since May 2015 and Treasurer of NexPoint Real Estate Strategies Fund since March 2016.

Annual Report	35

ADDITIONAL INFORMATION (unaudited) (concluded)

September 30, 2016	Highland Energy MLP Fund

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Dustin Norris (1/6/1984)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since November 2012.	Chief Product Strategist at HCMFA since September 2015, Director of Product Strategy at HCMFA from May 2014 to September 2015; Secretary of NHF since December 2015; Assistant Treasurer of Highland Funds I and Highland Funds II since November 2012; Assistant Treasurer of NHF from November 2012 to December 2015; Secretary of NexPoint Capital, Inc. since 2014; Secretary of NexPoint Real Estate Strategies Fund since March 2016; Senior Accounting Manager at HCMFA from August 2012 to May 2014; and Fund Accountant at HCM from June 2010 to August 2012.

1	On an annual basis, as a matter of Board policy, the Governance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance Committee reports its findings to the Board.
2	The “Highland Fund Complex” consists of NHF, each series of HFI, each series of HFII, NexPoint Merger Arbitrage Fund, NexPoint Latin American Opportunities Fund, NexPoint Real Estate Strategies Fund, NexPoint Opportunistic Credit Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Discount Yield Fund, NexPoint Healthcare Opportunities Fund, and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.
3	Since May 1, 2015, Mr. Honis has been treated as an Independent Trustee of the Trust. Prior to that date, Mr. Honis was treated as an Interested Trustee because he was a partner of an investment adviser affiliated with the Adviser until his resignation in November 2014. As of August 31, 2016, Mr. Honis was entitled to receive aggregate severance and/or deferred compensation payments of approximately $1.5 million from another affiliate of the Adviser. Mr. Honis also serves as a director of a portfolio company affiliated with the Adviser. During the Trust’s last two fiscal years, Mr. Honis’ aggregate compensation from this portfolio company for his services as a director was approximately $50,000.
In addition, Mr. Honis serves as a trustee of a trust that owns substantially all of the economic interest in an investment adviser affiliated with the Adviser. Mr. Honis indirectly receives an asset-based fee in respect of such interest, which is projected to range from $100,000-$150,000 annually. In light of these relationships between Mr. Honis and affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Honis to be an interested person of the Trust.
4	Effective December 4, 2015, Mr. Powell resigned from his position with the Adviser. Mr. Powell currently receives hourly fees from the Adviser to perform consulting services for the Adviser relating to matters on which he worked during his tenure at the Adviser. Although the Trust believes that Mr. Powell is technically no longer an interested person of the Trust, in light of his previous employment and his ongoing provision of consulting services to the Adviser and affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Powell to be an interested person of the Trust. Therefore, the Trust treats Mr. Powell as an Interested Trustee of the Trust for all purposes other than compensation (Mr. Powell will be compensated at the same rate as the Independent Trustees) from December 16, 2015 until at least December 4, 2017 (the second anniversary of his resignation).

36	Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, Massachusetts 02021

Underwriter

Highland Capital Funds Distributor, Inc.

200 Crescent Court, Suite 700

Dallas, TX 75201

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Fund Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

This report has been prepared for shareholders of Highland Energy MLP Fund. The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q by visiting the Fund’s website at www.highlandfunds.com.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-877-665-1287.

Annual Report	37

Highland Funds

c/o BFDS

30 Dan Road

Canton, MA 02021-2809

Highland Energy MLP Fund	Annual Report, September 30, 2016

www.highlandfunds.com	HFII-MLP-AR-0916

Item 2. Code of Ethics.

(a) Highland Funds II (the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b) Not applicable.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d) The Registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e) Not applicable.

(f) The Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principle financial officer, principal accounting officer or controller, or persons performing similar functions is filed herewith as Exhibit (a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees (the “Board”) has determined that Bryan A. Ward, a member of the Audit & Qualified Legal Compliance Committee of the Board (the “Audit Committee”), is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”) in Item 3 of Form N-CSR. Mr. Ward is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $376,600 for the fiscal year ended September 30, 2015 and $394,600 for the fiscal year ended September 30, 3016.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $88,800 for the fiscal year ended September 30, 2015 and $90,800 for the fiscal year ended September 30, 2016. Such services related to semi-annual and valuation work.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for the fiscal year ended September 30, 2015 and $35,500 for the fiscal year ended September 30, 2016.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended September 30, 2015 and $16,224 for the fiscal year ended September 30, 2016. Amounts billed for the fiscal year ended September 30, 2016 related to an engagement to assess aspects of the valuation process of each series of the Registrant (each series, a “Fund”).

(e)(1) Disclose the Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee shall:

(a)	have direct responsibility for the appointment, compensation, retention and oversight of a Fund’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)	review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to a Fund and all non-audit services to be provided by the independent auditors to a Fund’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to a Fund, if the engagement relates directly to the operations and financial reporting of a Fund; and

(c)	establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d)	review and consider whether the independent auditors’ provision of any non-audit services to a Fund, a Fund’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	100%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years was $0 for the fiscal year ended September 30, 2015 and $0 for the fiscal year ended September 30, 2016.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Annual Report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND FUNDS II

By (Signature and Title):	/s/ J. Bradley Ross
J. Bradley Ross
President and Principal Executive Officer

Date: November 30, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ J. Bradley Ross
J. Bradley Ross
President and Principal Executive Officer

Date: November 30, 2016

By (Signature and Title):	/s/ Brian Mitts
Brian Mitts
Secretary, Principal Financial Officer and Principal Accounting Officer

Date: November 30, 2016